SCHEDULE 14A
INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.  )

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☐	Soliciting Material Pursuant to Section 240.14a-12
W. R. BERKLEY CORPORATION
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W. R. BERKLEY CORPORATION

Notice of 2025 Annual Meeting of Stockholders and Proxy Statement

W. R. Berkley Corporation

475 Steamboat Road

Greenwich, Connecticut 06830

Tel: (203) 629-3000 • www.berkley.com

To Our Fellow Shareholders:

Thank you for your continued ownership and support of W. R. Berkley Corporation. Your vote is important to us and, on behalf of our Board of Directors, we encourage you to cast your ballot on the items discussed in the Proxy Statement using the attached proxy card or by voting via telephone or online.

Financial Performance, Insurance Environment and Business Strategy

Our Company’s 2024 performance was outstanding, setting records for the third year in a row for gross and net premiums written, pre-tax underwriting income, net investment income, net income, and operating cash flow, culminating in a 23.6% return on equity and 23.5% growth in book value per share, before dividends and share repurchases. The Company achieved these record results amidst evermore complex insurance, economic, and political environments due to our team’s exceptional expertise and execution of our strategy. We remain committed to achieving a superior long-term risk-adjusted return on equity and are optimistic about our enterprise as we look forward to the remainder of 2025 and beyond.

An Independent, Diverse and Experienced Board

With a balance of tenures, diversity of backgrounds and experiences, and a range of skills and expertise, our Board is well-positioned to oversee our Company and support our long-term strategy. We continue to refresh our Board to further alignment with the Company’s evolving business and strategic needs. Recent additions have improved the Board’s collective expertise—notably in governmental operations, tax, legal, finance, technology, governance, and human capital management and development. The addition of Mr. Rusbuldt to the Board, if elected, will add deep industry expertise as well as expertise in the areas of risk management, distribution, regulatory matters and public policy.

Shareholder Engagement and Demonstrated Responsiveness

Our shareholder outreach and engagement remain robust. Much of our most recent outreach discussions centered on board refreshment and education for new directors and talent development in the context of succession planning. Enhanced discussion on these topics has been included in this proxy statement. We continue to monitor the evolving regulatory environment for sustainability reporting, and our shareholder feedback continually informs our practices.

We thank our colleagues for their steadfast commitment to meeting the needs of our customers, agents, brokers, and communities. It is because of our team that our Company continues to prosper, and we thank our shareholders for the privilege of managing their capital.

Sincerely,

William R. Berkley	W. Robert Berkley, Jr.
Executive Chairman	President and Chief Executive Officer

“Always do right. This will gratify some people and astonish the rest.”

— Mark Twain

PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

W. R. BERKLEY CORPORATION

475 Steamboat Road

Greenwich, Connecticut 06830

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

June 11, 2025

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of W. R. Berkley Corporation (the “Company”) will be held at its offices at 475 Steamboat Road, Greenwich, Connecticut, on Wednesday, June 11, 2025 at 1:30 p.m. for the following purposes:

(1)	To elect as directors to serve until their successors are duly elected and qualified the four nominees named in the accompanying proxy statement;

(2)	To approve and adopt an amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000;

(3)

To consider and cast a non-binding advisory vote on a resolution approving the compensation of the Company’s named executive officers pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, or “say-on-pay” vote;

(4)	To ratify the appointment of KPMG LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025;

(5)	To consider a stockholder proposal if properly presented at the Annual Meeting; and

(6)	To consider and act upon any other matters which may properly come before the Annual Meeting or any adjournment thereof.

In accordance with the Company’s By-Laws, the Company’s Board of Directors has fixed the close of business on April 17, 2025 as the date for determining stockholders of record entitled to receive notice of, and to vote at, the Annual Meeting.

We intend to hold our Annual Meeting in person. In the event circumstances arise such that it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Details, if any, will be available on the Events and Presentation tab of our corporate website at https://ir.berkley.com/news-and-events/events-and-presentations/default.aspx. As always, we encourage you to vote your shares prior to the Annual Meeting.

By Order of the Board of Directors,

PHILIP S. WELT

Executive Vice President and Secretary

Dated: April   , 2025

W. R. BERKLEY CORPORATION PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS June 11, 2025

Your proxy is being solicited on behalf of the Board of Directors of W. R. Berkley Corporation (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) and at any adjournment thereof. On April  , 2025, we began mailing to stockholders of record either a Notice of Internet Availability of Proxy Materials (“Notice”) or this proxy statement and proxy card and the Company’s Annual Report for the year ended December 31, 2024.

2025 Annual Meeting of Stockholders

Date and Time:	Wednesday, June 11, 2025 at 1:30 p.m.

Location:	W. R. Berkley Corporation, 475 Steamboat Road, Greenwich, Connecticut 06830

Record Date:	April 17, 2025

Proposal	Discussion Beginning on Page	Vote Required to Adopt Proposal	Board Recommendation	Broker Discretionary Voting Allowed	Effect of Abstentions	Effect of Broker Non-Votes
1. Election of four directors	10	Majority of the votes cast at the Annual Meeting (i.e., more shares voted “FOR” election than “AGAINST” election)	FOR	No	No effect	No effect
2. Approval of an Amendment to the Company’s Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000	18	The vote of the holders of a majority of the stock outstanding and entitled to vote at the Annual Meeting	FOR	No	Same effect as a vote against	Same effect as a vote against
3. Non-binding advisory vote to approve the compensation of our named executive officers	19	The vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting	FOR	No	Same effect as a vote against	No effect
4. Ratification of appointment of independent registered public accounting firm for 2025	21	The vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting	FOR	Yes	Same effect as a vote against	Not applicable
5. A stockholder proposal regarding director election resignation governance policy	22	The vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting	AGAINST	No	Same effect as a vote against	No effect

In order for business to be conducted, a quorum of a majority of our common stock outstanding and entitled to vote must be present either in person or by proxy at the Annual Meeting. Abstentions and broker non-votes are included in determining whether a quorum is present. The effects of abstentions and broker non-votes on the matters to be voted on are described in the table above.

2025 Proxy Statement	1

ALIGNMENT WITH STOCKHOLDER INTERESTS

LONG-TERM VALUE CREATION

Performance	Governance	Alignment
MANAGEMENT AND THE BOARD OF DIRECTORS ARE FOCUSED ON LONG-TERM VALUE CREATION	OUR CORPORATE GOVERNANCE IS ALIGNED WITH LONG-TERM PERSPECTIVE	OUR COMPENSATION PROGRAMS ARE DESIGNED TO ALIGN INTERESTS WITH STOCKHOLDERS

✓Superior risk-adjusted underwriting results Pages 3, 6, 59

✓Above average risk-adjusted investment returns Pages 3, 59

✓Prudent capital management Pages 3, 59

✓Disciplined cycle management is key to long-term success Pages 3, 5

✓Grow when pricing is strong and reduce volume when prices are inadequate Pages 3, 5

✓Effectively manage volatility, including from catastrophic events Pages 6, 7, 59

✓Pursue strategies to build value for the future Pages 7-8

✓Long-term return on equity (“ROE”) and total value creation have consistently outperformed the industry and our peers Pages 7, 9, 56, 59

✓Total value creation over the last 20 years has been achieved with significantly less volatility than our peers Page 7

✓Five-year average total stockholder return ranked in the 94th percentile of our peers Page 56

✓Average annual gain in book value per share (with dividends included) since 1974 was 16.5% Page 9

✓80% independent directors Pages 10, 27

✓Board members bring diverse backgrounds, skills, experience and perspectives Pages 12-17, 31-32

✓Diversified tenure of directors balances Board refreshment with benefit of overseeing the full insurance cycle Page 36

✓37.5% of independent Board members refreshed in the last five years Page 36

✓Separate Executive Chairman and Chief Executive Officer Pages 26, 34

✓Rotating presiding director at executive sessions of the Board that results in shared independent lead responsibilities, annually. Pages 34-35

✓Require significant stock ownership by NEOs and directors. Awarded shares held until separation from service. Prohibition on pledging shares used to satisfy ownership requirements. Pages 64, 77

✓Directors and executive officers as a group own __% of the Company’s outstanding stock as of April 17, 2025 Page 88

✓Board oversight of Enterprise Risk Management and cyber security with ERM management committee regularly reporting to the Board Page 37

✓Board oversight of Environmental, Social and Governance (“sustainability”) with related management committee regularly reporting to the Board Pages 38-39

✓Board oversight of human capital management and corporate culture Pages 40-41

✓CEO and other NEOs’ compensation are 93% and 87%, respectively, performance-based and at-risk Page 44

✓47% of CEO and 43% of NEO compensation are long-term and subject to clawback Page 44

✓NEOs and other senior executives do not receive shares from vested Restricted Stock Unit awards until separation from service Pages 44, 47, 51-53

✓Annual cash incentive awards are performance-based and non-formulaic to discourage short-term oriented behavior that can hurt long-term performance in our industry Pages 47-50

✓Determination of the NEOs’ annual cash incentive awards are based on financial performance for the current year, financial performance compared to peers, and contributions to long-term value creation Pages 48-50, 58-59

✓100% of long-term compensation, and 51% of CEO’s incentive compensation, are formulaic Page 44

✓Executive Chairman’s compensation reflects his active and instrumental role in strategy and investment opportunities Page 58

✓CEO compensation is well-aligned with performance, as the Company’s performance ranks in the top quartile of our peers Page 56

✓Compensation peer group comprised of relevant industry peers Pages 54-55

REFLECTS FUNDAMENTAL UNDERSTANDING THAT PROPERTY CASUALTY INSURANCE IS A LONG-TERM AND CYCLICAL BUSINESS

2	W. R. Berkley Corporation

2024 Business Highlights

23.6%	$4.36	$22.09
Return on Stockholders’ Equity Averaged 17.9% over the past 5 years	Net Income Per Diluted Share Grew 178.1% over the past 5 years	Book Value Per Share Grew 108.3% over the past 5 years before dividends and share repurchases

2024 was a record year for the Company, with record pre-tax underwriting income, investment income, and net income of $1.1 billion, $1.3 billion and $1.8 billion, respectively. Our 23.6% return on beginning equity in 2024 exceeded our long-term goal of 15%, and we grew book value per share before dividends and share repurchases by 23.5%.

90.3%	$13.6B	$12.0B
Combined Ratio Averaged 90.8% over the past 5 years	Total Revenues Increased 72.6% over the past 5 years	Record Net Premiums Written Grew 74.4% over the past 5 years

Gross and net premiums written grew 9.6% and 9.3% to records of $14.2 billion and $12.0 billion, respectively. Growth was fueled by continued rate increases in most lines of business, except workers’ compensation and certain professional liability lines, combined with selective exposure growth. Our results also benefited from our perennial focus on terms and conditions, attachment points and limits, risk selection, and expense management. Our underwriting results continued to outperform with a 90.3% combined ratio that was 6.3 points better than the property casualty insurance industry’s 96.6%. We believe our strategy and our decentralized operating model position us well for continued profitable underwriting, particularly in a cyclical market in which product lines no longer move in lockstep.

We positioned our investment portfolio well for changes in the environment, which resulted in robust growth in net investment income from our fixed-maturity portfolio of 35.6% and a strong contribution to total return from net unrealized gains on our equity portfolio. Current reinvestment rates continue to exceed our annual book yield, and our invested assets have increased from record operating cash flow, positioning us for further investment income growth in 2025.

Our financial performance once again allowed us to reward our stockholders by returning approximately 48% of net income through dividends and share repurchases, while still growing reported book value per share by 14%. Over the past three years, the impact of rising interest rates on the market value of fixed-maturity investments limited growth in book value per share for many of our peers. In 2024, we once again split our stock on a 3-for-2 basis, as we had in 2022 and 2019.

2025 Proxy Statement	3

2024 Sustainability Highlights

We are committed to promoting good environmental, social and governance (“sustainability”) practices throughout our Company, as an extension of our core principles that “Everything Counts, Everyone Matters®” and to “always do right.”

Our sustainability framework is organized around three pillars: Human Capital & Community, Climate Risk Management, and Responsibility & Transparency, which are underpinned by our operating model and governance structure. This framework supports our efforts to remain flexible in the face of shifting global markets and risks. It leverages our decentralized organizational structure that is key to our success, enabling us to both universalize initiatives across our Company and tailor programs to our various businesses. Our sustainability framework continues to evolve with changing regulation, industry practices and emerging issues.

Human Capital & Community

Our employees, customers, and community members are integral to our success. The Human Capital & Community pillar of our sustainability framework emphasizes supporting employee development through diverse learning and career development opportunities, comprehensive benefits, and bespoke Diversity, Inclusion & Belonging (“DIB”) initiatives; offering products and services that support businesses on the forefront of key sustainability issues; and upholding our long-standing tradition of community involvement, supporting the communities where we live and work.

Climate Risk Management

Climate change challenges all companies. As a property and casualty insurance provider, climate change impacting the frequency and/or severity of natural perils such as coastal floods and wildfires, and the regional variability in such changes, may affect our operations, exposures, investments, financial results, and our insureds.

Managing risks, including those from climate and environmental change, is central to our long-term success. The uncertainties posed by climate change also present opportunities for our businesses to support insureds in navigating climate change-influenced weather events and transitioning to a low-carbon economy.

Responsibility & Transparency

Our success over more than five decades has been driven by our culture of responsibility and transparency. This culture, instilled by our most senior executive officers since the Company’s founding, is supported by robust policies. This pillar outlines our corporate governance, ethics and compliance policies and practices, information security infrastructure, and responsible investing practices.

For more information, see our Sustainability Report on the Investors page of our corporate website.

4	W. R. Berkley Corporation

INDUSTRY BACKGROUND AND CORPORATE STRATEGY

Industry Background and Corporate Strategy

Our Business Must Be Managed with a Long-Term Perspective

The property casualty insurance business has historically been cyclical. It can take an extended time for insured losses to be reported, ultimate costs to be determined and final payments to be made, especially for liability claims. The uncertainty of insurers’ ultimate loss costs and fluctuating competitive conditions lead to alternating periods of “hard” markets (more profitable for insurers) and “soft” markets (less profitable for insurers). Importantly, in recent years, improvement (or deterioration) in various lines of property casualty insurance has become less uniform in cyclicality, with changes occurring at different paces, and sometimes moving in different directions.

The Property Casualty Insurance Industry Is Cyclical

25%
20%
15%
10%
5%
0%
-5%
1972
1978
1980
1984
1988
1992
1996
2000
2004
2008
2012
2016
2020
2024
US P/C Insurance Industry ROE %

Sources: Insurance Information Institute, A.M. Best

Cyclicality can cause variability in results over time, and therefore an insurer’s results should be evaluated over the entire length of the cycle.

We manage our business to outperform over the entire insurance cycle. Managing a property casualty insurance company for the long term requires discipline throughout the cycle, particularly in soft markets. Companies that are overly aggressive in soft markets may suffer large losses later, while increasing volume in hard markets can drive profitable growth. In recent years, the cycles for various lines of business have decoupled. Consequently, we seek to expand in areas we believe to have the potential for the best risk-adjusted returns and de-emphasize others as necessary.

The Classic Insurance Cycle

WRB: Write as much good business as possible
WRB: Accelerate growth as price adequacy returns to various market segments
Price Increases
High Profitability
WRB: Slower growth and more selective underwriting
Lines of business no longer move in lockstep
Reduced Competition
Increased Competition
WRB: Capitalize on market dislocations Create new units/divisions to position for market turn
WRB: Focus on retention; maintain disciplined underwriting
Low Profitability
Price Reductions
WRB: Be willing to sacrifice volume for profitability

We forgo top-line growth when prudent and pursue top-line growth when advantageous to maximize long-term profitability.

2025 Proxy Statement	5

INDUSTRY BACKGROUND AND CORPORATE STRATEGY

Losses from large events cause significant volatility in industry results. Property casualty insurance companies are exposed to large losses from periodic major catastrophe or economic events. In recent years, the industry has experienced an increase in the frequency of severe catastrophe events. We seek to manage our exposure to limit volatility and maximize risk-adjusted returns. As a result, our historical losses from major industry events, as well as the accumulation of losses from more frequent catastrophes, have been significantly lower than industry averages.

Ratio Of Event Loss To Surplus For Largest Events Since 1992*

18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
9.6%
4.3%
6.9%
1.1%
10.9%
2.4%
13.8%
0.9%
16.2%
0.0%
3.0%
1.7%
4.3%
0.9%
11.4%
1.9%
3.9%
0.8%
5.0%
2.8%
3.8%
1.1%
5.4%
1.4%
3.6%
1.5%
6/30/1992 Hurricane Andrew
12/31/1993 Northridge Earthquake
6/30/2001 Sept. 11 Attacks
6/30/2005 Hurricane Katrina
Financial Crisis as of 3/31/2009(1)
3/31/2011 2Q11 Storms
9/30/2012 Storm Sandy
6/30/2017 3Q2017 Events
9/30/2018 4Q2018 Events
12/31/2019 COVID-19 2020 (2)
6/30/2021 Hurricane Ida (3)
6/30/2022 Hurricane Ian (4)
6/30/24 Hurricanes Helene & Milton (5)
Industry Event Loss/Surplus
WRB Event Loss/Surplus

** Ratio is for end-of-quarter surplus immediately prior to event.*

(1) Change in surplus from 12/31/2007 peak to date of maximum capital erosion at 3/31/09. Reflects losses offset by earnings.

(2) Howden estimate > $44B

(3) Swiss Re industry estimate $30-32B. WRB includes all 3Q21 catastrophe losses.

(4) Aon industry estimate $50-55B. WRB includes all 3Q22 catastrophe losses.

(5) Gallagher Re 2025 Natural Catastrophe Report

Sources: PCS; Insurance Information Institute; A.M. Best; WRB

We manage our business with an appropriate consideration of volatility in analyzing risk.

The relative lack of volatility in our results has contributed to superior long-term performance.

The graph above on the left illustrates that our accident year loss ratios have outperformed the property casualty insurance industry for the last 10 years. Accident year loss ratios are a key measure of profitability, representing accident year losses as a percent of earned premium (a lower loss ratio is better). The graph above on the right highlights the impact of catastrophe losses (excluding losses associated with COVID-19) on these loss ratios, and the dramatically less volatility for our Company.

Our outperformance is a result of our disciplined underwriting and risk management.

The cornerstone to long-term success is understanding risk-adjusted return. All returns are not created equal, and we focus on the risks we are taking to achieve our returns and create stockholder value.

6	W. R. Berkley Corporation

INDUSTRY BACKGROUND AND CORPORATE STRATEGY

We seek to maximize long-term risk-adjusted returns by minimizing volatility across all aspects of our business. Catastrophes are just one source of volatility for property casualty insurance companies. Rising loss costs, social and financial inflation, and changes in the judicial or political climate also contribute to volatility. We attempt to mitigate these risks through pricing, terms and conditions, risk selection,

Total Value Creation vs. Coefficient of Variation
(12/31/09 - 12/31/24)
Lower Volatility, Higher Returns
Higher Volatility, Higher Returns
Lower Volatility, Lower Returns
Higher Volatility, Lower Returns
WRB
Composite Average = 91%
Composite Average = 7.9%
TVC CAGR (YE:09-YE:24)
16%
14%
12%
10%
8%
6%
4%
2%
0%
25%
75%
125%
175%
225%
275%
325%
375%
425%
Coefficient of Variance (Standard Deviation of Annual TVC / Mean)

Based on peer composite.
Source: Dowling & Partners

focusing on products with lower individual policy limits, primarily issuing policies with defined aggregate limits, reinsurance, and attempting to limit our exposure to unfavorable or unpredictable political or legal environments.

Over the long term, we have created more value for stockholders, with less volatility, than most of our peers.

Strategies that we pursue to create long-term value incur short-term expenses, but ultimately enhance long-term ROE and build future value. An example is our strategy of starting businesses organically rather than acquiring them. Costs are expensed as they occur, avoiding the creation of intangible assets. This allows us to build the business in a more controlled way and develop a culture at each business that aligns with our values.

We make long-term decisions to enhance long-term ROE and build stockholder value.

2025 Proxy Statement	7

INDUSTRY BACKGROUND AND CORPORATE STRATEGY

We maintain a strategic posture with respect to inflation. Due to the prolonged low interest rate environment and relatively flat yield curve through 2021, we shortened the duration of our fixed-maturity portfolio while maintaining its high quality with an average rating of AA-. As a result, when interest rates subsequently rose, we were better positioned and experienced less volatility in our book value, from mark-to-market accounting, relative to our peers.

Bond Portfolio Duration History
Years
3.5
3.0
2.5
2.0
1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4 1 2 3 4
2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

Growth in Shareholders Equity
Before Cumulative Common Dividends and Share Repurchases/Issuances
12-31-2021 to 12-31-2024

80%
60%
40%
20%
0%
-20%
-40%
WRB

Source: Company Reports

We will continue to strategically position our portfolio to manage the impact of inflation and the uncertainty in the interest rate environment on our book value.

Net investment income continues to benefit from higher interest rates. Since interest rates began to rise in 2021, net investment income has increased. The short duration of our fixed-maturity portfolio and increasing cash flows have enabled us to (re)invest at higher interest rates.

Our total-return investment strategy seeks consistent, attractive risk-adjusted returns across all market cycles through a broadly diversified investment portfolio. In low interest rate environments, we may increase our allocation of investments to private equity, real estate or other asset classes that have the potential to generate realized gains. Although from time to time we may have the potential to realize unrealized gains that are not reflected on our balance sheet, we have increased our

Net Investment Income from Fixed-Maturity Securities

$1,400
$1,200
$1,000
$800
$600
$400
$200
Investment Income ($ Millions)
5.5%
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
Yield (%)
2021
2022
2023
2024
Fixed-Maturity Investment Income
Fixed-Maturity Yield

allocation to fixed-maturity securities in the current interest rate environment.

Investment income is an important component of our economic model, and we will continue to position our portfolio to manage the yield curve or realize capital gains as appropriate.

8	W. R. Berkley Corporation

INDUSTRY BACKGROUND AND CORPORATE STRATEGY

Our Long-Term Perspective Has Driven Superior Stockholder Value Creation

Since our initial public offering in October 1973, book value per share with dividends reinvested has grown dramatically. Our long-term approach to our business and careful risk management have resulted in strong profitability, below average volatility and superior long-term value creation for our stockholders.
Note: W. R. Berkley Corporation’s book value per share has been adjusted for stock dividends paid from 1975 to 1983. Stock dividends were 6% in each year from 1975 to 1978, 14% in 1979, and 7% in each year from 1980 to 1983. The Company has paid cash dividends each year since 1976, including special dividends paid in 2012, 2014, 2016-2019 and 2021-2024.

We have delivered superior returns to stockholders over the past 20 years. The Company’s total stockholder return (“TSR”) over the past 20 years has exceeded the TSR of the S&P 500® Index and the S&P 500® Property & Casualty Insurance Index by a wide margin, as illustrated in the graph to the right.
As of December 31, 2024, the S&P 500® Property and Casualty Insurance Index consists of The Allstate Corporation, Arch Capital Group Ltd., Assurant, Inc., Chubb Limited, Cincinnati Financial Corporation, Erie Indemnity Company, The Hartford Financial Services Group, Inc., Loews Corporation (CNA), The Progressive Corporation, The Travelers Companies, Inc., and W. R. Berkley Corporation

There is a positive correlation between long-term value creation and long-term total stockholder return, as shown by the accompanying graph. The correlation generally improves over long periods of time. We have been a top performer compared to our compensation peer group over the past 20 years.

* Total value creation is calculated as growth in book value per share plus dividends

** R2 is a statistical measure of how close the data are fitted to the regression line. It can have a value between 0 and 1, with a higher value indicating a closer fit.

2025 Proxy Statement	9

PROPOSAL 1: ELECTION OF DIRECTORS

Proposal 1: Election of Directors

Our Directors and Director Nominees

You are being asked to vote for the election of four directors for the terms set forth below. Six other directors are continuing in office. Detailed information about each director’s background, skills and areas of expertise can be found beginning on page 12.

Name	Age	Director Since	Occupation and Experience	Term Expiring	Independent	Committee Memberships					Other Public Company Boards
						AC	BEC	CC	NCGC	EC

Director Nominees Standing for Election

Ronald E. Blaylock	65	2001	Founder and Managing Partner of GenNx360 Capital Partners; founder and former Chairman and Chief Executive Officer of Blaylock & Company, Inc.	2027	Yes		✓	✓	✓		3 (Pfizer Inc., CarMax, Inc. and Advantage Solutions Inc.)

Mary C. Farrell	75	2006	Chairman of the Howard Gilman Foundation; former Managing Director at UBS	2028	Yes		✓	C	✓	✓	None

Marie A. Mattson	71	2024	Secretary of the University for Georgetown University	2028	Yes	✓			✓		None

Robert A. Rusbuldt	68	N/A	President of Rusbuldt & Associates, LLC and former President and CEO of Independent Insurance Agents & Brokers of America, Inc.	2026	Yes						None

Directors Continuing in Office

William R. Berkley	79	1967	Executive Chairman of the Board of Directors	2027	No					C	None

W. Robert Berkley, Jr.	52	2001	President and Chief Executive Officer of the Company	2026	No					✓	None

Christopher L. Augostini	60	2012	Executive Vice President for Business and Administration, and Chief Financial Officer of Emory University and Emory Healthcare and Vice Chair of the Emory Healthcare Board of Directors	2027	Yes	C/F	✓		✓		None

María Luisa Ferré	61	2017	Chief Executive Officer of FRG, LLC	2026	Yes	✓			✓		1 (Popular, Inc.)

Daniel L. Mosley	68	2023	Partner and Head of Family Advisory Services of BDT & MSD Partners; former Partner, Cravath, Swaine & Moore LLP	2026	Yes			✓	✓		None

Jonathan Talisman	65	2019	Founder and Managing Partner of Capitol Tax Partners	2027	Yes	✓			✓		None

Director Not Continuing in Office

Mark L. Shapiro	81	1974	Former Senior Consultant to the Export-Import Bank of the United States; former Managing Director of Schroder & Co. Inc.	2025	Yes	F	✓		✓	✓	None

AC	Audit Committee
NCGC	Nominating and Corporate Governance Committee
BEC	Business Ethics Committee
EC	Executive Committee
CC	Compensation Committee
C	Chair
F	Audit Committee Financial Expert

10	W. R. Berkley Corporation

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors, currently comprising ten directors, is divided into three classes, each class generally serving a three-year term. Each year, the term of one class expires. This year, the term of a class consisting of four directors expires, with one director (Mark L. Shapiro) retiring from the Board after 51 years of service and not standing for re-election.

The Board of Directors intends that the shares represented by proxy, unless otherwise indicated therein, will be voted for the election of Mary C. Farrell and Marie A. Mattson as directors for a three-year term until the Annual Meeting in 2028, Ronald E. Blaylock as a director for a two-year term until the Annual Meeting in 2027, and Robert A. Rusbuldt as a director to for a one-year term until the Annual Meeting in 2026, in each case until their successors are duly elected and qualified, unless sooner displaced. There are no arrangements or understandings between the nominees for director and any other person regarding the nominees selection.

The persons designated as proxies reserve full discretion to cast votes for other persons if any of the nominees are unable to serve. However, the Board of Directors has no reason to believe that any nominee will be unable to serve if elected. The proxies cannot be voted for more than four nominees.

Following the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors unanimously recommends a vote “FOR” all of the nominees for director.

The following table sets forth biographical and other information regarding each nominee and the remaining directors who will continue in office after the Annual Meeting.

2025 Proxy Statement	11

PROPOSAL 1: ELECTION OF DIRECTORS

Director Nominees Standing for Election

Ronald E. Blaylock	Mary C. Farrell

Director Since: 2001

Age: 65

Occupation: Founder and Managing Partner of GenNx360 Capital Partners

Expiring Term: 2027

Independent: Yes

Committees: Business Ethics, Compensation, Nominating and Corporate Governance

Other Public Company Directorships: Pfizer Inc., CarMax, Inc., and Advantage Solutions Inc.

Director Since: 2006

Age: 75

Occupation: Chairman of the Howard Gilman Foundation

Expiring Term: 2028

Independent: Yes

Committees: Business Ethics, Compensation (Chair), Executive, Nominating and Corporate Governance

Other Public Company Directorships: None

Key Experience: Founder and Managing Partner of GenNx360 Capital Partners, a private equity buyout firm, since 2006. Between 1993 and 2006, Mr. Blaylock was the Founder, Chairman and Chief Executive Officer of Blaylock & Company, Inc., an investment banking firm. Prior to that, he held senior management positions with PaineWebber Group and Citicorp. He currently serves on the Boards of Pfizer, Inc., CarMax, Inc. and Advantage Solutions Inc. He is currently a Trustee of Carnegie Hall and the New York University Stern School of Business. He was a Director of Urban One, Inc. until 2019, and formerly served on the Board of Trustees of Georgetown University, American Ballet Theater, Covenant House, National Association of Basketball Coaches, Prep for Prep, Inner-City Scholarship Fund and the Mebane Foundation.

Key Qualifications, Attributes or Skills: Mr. Blaylock’s founding and management of two financial services companies has provided him with valuable entrepreneurial business, leadership and management experience. As a result, he brings substantial financial expertise to the Company’s Board of Directors. In addition, his experience on the boards of directors of other public companies and non-profit organizations enables him to bring other public company leadership, operational and sustainability perspectives and experience to the Company’s Board of Directors.

Key Experience: Chairman of the Howard Gilman Foundation (and a member of its Board since 2006) and Lead Independent Trustee of Fidelity Strategic Advisor Funds (and a Trustee since 2013). Ms. Farrell retired in July 2005 from UBS, where she served as a Managing Director, Chief Investment Strategist for UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group. Ms. Farrell is a member of the Board of Yale New Haven Hospital (and previously its Chairman) and Chair of Yale New Haven Health System.

Key Qualifications, Attributes or Skills: Ms. Farrell’s career in investment banking, including serving in various leadership roles at UBS, provides valuable business experience and critical insights regarding investments, finance, strategic transactions, woman/gender issues, as well as diversity and inclusion. She brings considerable financial expertise to the Company’s Board of Directors, providing an understanding of financial statements, corporate finance, executive compensation and capital markets.

12	W. R. Berkley Corporation

PROPOSAL 1: ELECTION OF DIRECTORS

Marie A. Mattson	Robert A. Rusbuldt

Director Since: 2024

Age: 71

Occupation: Secretary of the University for Georgetown University

Expiring Term: 2028

Independent: Yes

Committees: Audit, Nominating and Corporate Governance

Other Public Company Directorships: None

Director Since: N/A

Age: 68

Occupation: President of Rusbuldt & Associates, LLC and former President and CEO of Independent Insurance Agents & Brokers of America, Inc.

Expiring Term: 2026

Independent: Yes

Committees: None

Other Public Company Directorships: None

Key Experience: Secretary of the University for Georgetown University since December 2017. From 1997 to 2017, Ms. Mattson served at the John F. Kennedy Center for the Performing Arts, where she was Senior Vice President for Development for the Center, the National Symphony Orchestra (NSO), and the Washington National Opera (WNO). From 1985 to 1997, Ms. Mattson served in various capacities at the Smithsonian Institution, including as its Director of Membership and Development. From 1972-1985, Ms. Mattson worked respectively as a computer programmer, data analyst, systems analyst, systems manager and director of computing services for a department of the U.S. Navy, the Johns Hopkins University, Wayne State University, and the Center for Naval Analyses followed by the Institute for Defense Analysis.

Key Qualifications, Attributes or Skills: Ms. Mattson’s broad-ranging experience at senior levels of a major university and in a variety of enterprises enables her to provide valuable business, technology, leadership and management insights to the Company’s Board of Directors. Ms. Mattson possesses operational, financial and management expertise, including insights regarding woman/gender issues, diversity and inclusion.

Key Experience: President of Rusbuldt & Associates, LLC, a corporate strategy consulting firm for businesses and associations, since 2023. From 2001 to 2023, President and CEO of Independent Insurance Agents & Brokers of America, Inc. (the nation’s largest trade association for independent insurance agents/brokers , “IIAB”), where he also served in roles of increasing responsibility since 1986. Mr. Rusbuldt serves on the boards of the United States Capitol Historical Society and the National Multiple Sclerosis Society, National Capital Chapter.

Key Qualifications, Attributes or Skills: Mr. Rusbuldt has decades of experience in government relations and strategic consulting with respect to the insurance industry, as well as expertise in the areas of distribution, regulation, public policy and digital marketing. His considerable tenure as the former leader of the IIAB equips him to provide valuable business, leadership and management insights to the Company’s Board of Directors.

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PROPOSAL 1: ELECTION OF DIRECTORS

Directors Continuing in Office

William R. Berkley	W. Robert Berkley, Jr.

Director Since: 1967 Age: 79 Occupation: Executive Chairman of the Board Expiring Term: 2027 Independent: No Committees: Executive (Chair) Other Public Company Directorships: None	Director Since: 2001 Age: 52 Occupation: President and Chief Executive Officer Expiring Term: 2026 Independent: No Committees: Executive Other Public Company Directorships: None

Key Experience: Chairman of the Board since the Company’s formation in 1967 and Executive Chairman since October 2015. He served as Chief Executive Officer from 1967 to October 2015, President and Chief Operating Officer from March 2000 to November 2009 and held such positions at various times from 1967 to 1995. He serves on the Boards or is a Trustee of various charitable and educational organizations, including the W. R. Berkley Corporation Charitable Foundation, the Horatio Alger Association of Distinguished Americans, Inc. and he is a Trustee Emeritus of the National Parks Conservation Association. He is Chair Emeritus and Executive Vice Chair of the New York University Board of Trustees and has served in various capacities at New York University for almost three decades, including Chairman of the Board of Overseers of the Stern School of Business, and member of the Board of Trustees of the New York University Langone Medical Center, as well as Vice Chairman of the Board of Trustees at New York University. In addition, he has served as Vice Chairman of the Board of Directors of Georgetown University, where he helped create the Berkley Center for Religion, Peace, and World Affairs. He is the father of Mr. Rob Berkley.

Key Qualifications, Attributes or Skills: The founder of the Company, Mr. Wm. Berkley is widely regarded as one of the most distinguished leaders of the insurance industry. He provides the Company with strategic leadership, bringing to the Company’s Board of Directors deep and comprehensive knowledge of, and experience with, the Company and all facets of the insurance and reinsurance businesses. He has significant investment related experience, including oversight and management, since prior to his founding of the Company. His service as Executive Chairman of the Company creates a vital link between management and the Company’s Board of Directors, enabling the Company’s Board of Directors to perform its oversight function with the benefit of management’s insight on the business. In addition, his service on the Board of Directors provides the Company with effective, ethical and responsible leadership.

Key Experience: President and Chief Executive Officer of the Company since October 2015 and Vice Chairman and President of Berkley International, LLC since May 2002 and April 2008, respectively. President and Chief Operating Officer of the Company from November 2009 to October 2015, Executive Vice President from August 2005 to November 2009, Senior Vice President — Specialty Operations from January 2003 to August 2005, and a variety of positions of increasing responsibility since September 1997. From July 1995 to August 1997, Mr. Rob Berkley was employed in the Corporate Finance Department of Merrill Lynch Investment Company. He serves on the Boards or is a Trustee of various charitable and educational organizations, including the W. R. Berkley Corporation Charitable Foundation. He serves on the Georgetown University Board of Trustees and the Board of Advisors of the McDonough School of Business at Georgetown. He also serves on the boards of Brunswick School, St. John’s University School of Risk Management, Insurance and Actuarial Science, and the American Property Casualty Insurance Association (APCIA); serves as Chairman of the Greenwich Hospital Board of Trustees and American Institute for Chartered Property Casualty Underwriters (The Institutes); and is a member of the Yale New Haven Health Systems Board of Trustees and Investment Committee. He is the son of Mr. William R. Berkley.

Key Qualifications, Attributes or Skills: Mr. Rob Berkley’s substantial experience in all areas of the Company’s operations and of the insurance industry, as well as his service as a Director (and prior service as Chairman of the Board) of NCCI Holdings, Inc. (the nation’s largest provider of workers’ compensation and employee injury data and statistics), on the Board of Trustees of The Institutes and prior investment banking experience, enable him to bring to the Company’s Board of Directors insightful, extensive knowledge of the Company’s business and the insurance industry.

14	W. R. Berkley Corporation

PROPOSAL 1: ELECTION OF DIRECTORS

Christopher L. Augostini	María Luisa Ferré

Director Since: 2012

Age: 60

Occupation: Executive Vice President for Business and Administration, and Chief Financial Officer of Emory University and Emory Healthcare and Vice Chair of the Emory Healthcare Board of Directors

Expiring Term: 2027

Independent: Yes

Committees: Audit (Chair), Business Ethics, Nominating and Corporate Governance

Other Public Company Directorships: None

Director Since: 2017

Age: 61

Occupation: Chief Executive Officer of FRG, LLC

Expiring Term: 2026

Independent: Yes

Committees: Audit, Nominating and Corporate Governance

Other Public Company Directorships: Popular, Inc.

Key Experience: Executive Vice President for Business and Administration (since July 2017), Chief Financial Officer (since February 2020) of Emory University and Chief Financial Officer for Emory Healthcare and Vice Chair of the Emory Healthcare Board of Directors. Previously, Mr. Augostini was Senior Vice President and Chief Operating Officer of Georgetown University, where previously he served in various other positions, including as Chief Financial Officer, from 2000 to 2017. Prior thereto, he was a member of New York City Mayor Rudolph Giuliani’s administration in various capacities, including chief of staff to the deputy mayor for operations, director of intergovernmental affairs, and deputy budget director from 1995 to 2000; an analyst for the New York State General Assembly’s Higher Education Committee and its Ways and Means Committee in the late 1980s and early 1990s. He began his career conducting workforce and economic development research at the Nelson A. Rockefeller Institute of Government, the public policy arm of the State University of New York higher education system. In addition, Mr. Augostini serves as a member of the Board of Directors of Emory Innovations Inc., Clifton Casualty Insurance Company LTD, the Georgia Chamber of Commerce, and EMTECH, Inc. He is a former member of the Joint Advisory Board of Georgetown University, the Qatar Foundation, and a former member of the Board of Directors of Atlanta Midtown Alliance.

Key Qualifications, Attributes or Skills: Mr. Augostini’s extensive experience at senior levels of both major universities and in government enables him to provide valuable business, leadership and management insights to the Company’s Board of Directors. Mr. Augostini possesses operational, financial, management and investment expertise, including an understanding of accounting, financial statements and corporate finance.

Key Experience: CEO of FRG, LLC, a diversified family holding company with leading operations in media, real estate, contact centers and distribution in Puerto Rico, the United States and Chile, since 2001. She has been a Member of the Board of Directors of GFR Media, LLC since 2003 and was its Chair from 2006 to February 2016. Ms. Ferré is also the Publisher of El Nuevo Día newspaper and of Primera Hora newspaper since 2006. She has been a member of the Board of Directors of Popular, Inc. since 2004. Ms. Ferré has served as the President and Trustee of The Luis A. Ferré Foundation, Inc. since 2003. She has been the President of the Board of Directors of Multisensory Reading Center of PR, Inc. since 2012, as well as a member of the Latin American Caribbean Fund of The Museum of Modern Art since 2013 and a member of the Board of Directors of the Partnership for Modern Puerto Rico since 2019.

Key Qualifications, Attributes or Skills: Ms. Ferré possesses executive leadership experience and a deep understanding of business operations, sustainability, woman/gender issues, diversity and inclusion issues, as well as management and oversight skills that allow her to make significant contributions to the Company’s Board of Directors. Her deep media and publishing experience enable her to provide thoughtful insight regarding the communication needs of the Company.

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PROPOSAL 1: ELECTION OF DIRECTORS

Daniel L. Mosley	Jonathan Talisman

Director Since: 2023

Age: 68

Occupation: Partner and Head of Family Advisory Services of BDT & MSD Partners; former Partner, Cravath, Swaine & Moore LLP

Expiring Term: 2026

Independent: Yes

Committees: Compensation, Nominating and Corporate Governance

Other Public Company Directorships: None

Director Since: 2019

Age: 65

Occupation: Founder and Managing Partner of Capitol Tax Partners

Expiring Term: 2027

Independent: Yes

Committees: Audit, Nominating and Corporate Governance

Other Public Company Directorships: None

Key Experience: Partner and Head of Family Advisory Services of BDT & MSD Partners since January 2023. From 2018 through 2022, Mr. Mosley served as a Partner of BDT & Company. From 1987 through June 2018, Mr. Mosley was a Partner at Cravath, Swaine & Moore LLP. He is Chairman of the Board of Pinkerton Foundation and former Chairman of the Board of Directors of Greenwich Hospital. Mr. Mosley is also on the boards of various New York City not-for-profit organizations, including the Paley Center, Madison Square Boys & Girls Club, Inc., the William S. Paley Foundation, the Edward John Noble Foundation, the Thomas J. Watson Foundation, and the William E. Simon Foundation.

Key Qualifications, Attributes or Skills: Mr. Mosley’s substantial legal and financial background allow him to offer valuable business, management and financial insights to the Company’s Board of Directors.

Key Experience: Founder and Managing Partner of Capitol Tax Partners. Before forming Capitol Tax Partners in 2001, Mr. Talisman served as the Assistant Secretary for Tax Policy at the U.S. Treasury Department during the Clinton Administration. Previously, he had served at the Treasury Department as the Deputy Assistant Secretary for Tax Policy and the Tax Legislative Counsel, as the Chief Democratic Tax Counsel of the Senate Finance Committee and as Legislation Counsel to the Joint Committee on Taxation. Currently, Mr. Talisman serves on the Board of Advisors to the Tax Policy Center and was chair of the Formation of Tax Policy Committee, American Bar Association Tax Section. He also currently serves as an adjunct tax professor at Georgetown University Law Center. He was president of the board of directors at Adventure Theatre Musical Theatre Center for several years.

Key Qualifications, Attributes or Skills: Mr. Talisman’s founding and management of a noted government relations and tax policy firm, coupled with his extensive experience at senior levels of government, have provided him with a solid understanding of accounting, financial statements and tax matters that allow him to offer valuable business, leadership and management insights and expertise to the Company’s Board of Directors.

16	W. R. Berkley Corporation

PROPOSAL 1: ELECTION OF DIRECTORS

Director Not Continuing in Office

Mark L. Shapiro

Director Since: 1974

Age: 81

Occupation: Former Senior Consultant to the Export-Import Bank of the United States; former Managing Director at Schroder & Co. Inc.

Expiring Term: 2025

Independent: Yes

Committees: Audit, Business Ethics, Executive, Nominating and Corporate Governance

Other Public Company Directorships: None

Key Experience: Private investor since September 1998. From July 1997 through August 1998, Mr. Shapiro was a Senior Consultant to the Export-Import Bank of the United States. Prior thereto, he was a Managing Director in the investment banking firm of Schroder & Co. Inc. He is a trustee of The Greenacre Foundation. Mr. Shapiro was a director of Boardwalk Pipeline Partners, LP until 2018.

Key Qualifications, Attributes or Skills: Mr. Shapiro’s career in investment banking and finance provides valuable broad-based business experience and insights on the Company’s business. In addition, he brings considerable financial expertise to the Board of Directors, providing an understanding of accounting, financial statements and corporate finance. Mr. Shapiro has a professional working knowledge of the Company and its operations since the Company’s initial public offering in 1973, and his extensive service on the Company’s Board of Directors affords him a depth of understanding of the Company’s business, operations and culture.

2025 Proxy Statement	17

PROPOSAL 2: AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED COMMON STOCK

Proposal 2: Amendment of Restated Certificate of Incorporation to Increase Authorized Common Stock

The Board of Directors has unanimously recommended that the stockholders adopt an amendment to the Company’s Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 1,250,000,000 to 1,875,000,000. If approved, the Board of Directors may issue these shares from time to time. It is not expected that further stockholder authorization will be solicited for the issuance of any common stock, except as required by law or New York Stock Exchange rules. Currently, there are no agreements, arrangements or understandings regarding the issuance or sale of the additional shares authorized by the proposed amendment. Stockholders do not have, and the proposed amendment would not create, any preemptive rights.

The Company currently has 1,250,000,000 authorized shares of common stock. At March 31, 2025, there were 379,312,871 shares issued and outstanding, and 414,208,938 shares held in treasury. The Board of Directors believes it is beneficial for the Company to have a sufficient number of shares of common stock available, as the occasion may arise, for possible future financings, acquisitions, stock dividends or splits (similar to the 3-for-2 stock splits effected in each of April 2019, March 2022 and July 2024), stock issuances pursuant to employee benefit plans and other corporate purposes. Having these additional shares available for future issuance would provide the Company greater flexibility, allowing shares to be issued without the delay and expense of holding a special stockholders’ meeting.

The Board of Directors unanimously recommends a vote “FOR” this resolution.

18	W. R. Berkley Corporation

PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal 3: Non-Binding Advisory Vote on Executive Compensation

We submit to our stockholders this non-binding advisory vote on the compensation of our “named executive officers” (“NEOs”), providing a mechanism for stockholders to express their views on our compensation programs and policies. Although your vote on executive compensation is not binding on the Board of Directors or the Company, the Board of Directors values the views of our stockholders. The Board of Directors and Compensation Committee will review the results of the non-binding vote and consider them in addressing future compensation policies and decisions.

We believe our executive compensation programs provide a strong competitive advantage for retaining talent and creating long-term stockholder value. They reflect feedback from our stockholders over the preceding years, align the interests of our NEOs with those of our stockholders, and reward achievement of our strategic objectives. See “Compensation Discussion and Analysis — Executive Compensation Objectives, Philosophy and Design” on pages 47-48.

A substantial majority of our NEOs’ compensation is linked to Company performance and stockholder value over the long term.

➢

Annual cash incentive awards are performance-based and are primarily based on annual ROE, with additional consideration for other financial and non-financial goals and value creation items. See pages 48-50 and 58-59. Determination of an NEO’s annual cash incentive compensation award is based on the Company’s financial performance for the current year, the Company’s financial performance compared to peers, and the NEO’s contributions to long-term value creation. Annual cash incentive awards are also non-formulaic. In our industry, a formulaic short-term incentive award can encourage excessive risk-taking and imprudent short-term behavior to create near-term payouts at the expense of long-term value creation. Our annual cash incentive plan provides the Compensation Committee with flexibility to respond to market conditions and permits the application of judgment that is necessary to avoid creating incentives for our NEOs to engage in short-term oriented behavior in our industry that is detrimental to long-term value creation.

➢

Restricted Stock Units (“RSUs”) vest based on our ROE, using a series of rolling three-year performance periods, with the last period extending five years from the grant date. Additionally, for our NEOs and certain other senior executives, RSU awards include a mandatory deferral feature that delays settlement and delivery of shares until the executive’s separation from service with the Company, which further promotes a long-term perspective on performance. RSUs are also subject to forfeiture or recapture (i.e., clawback) if a recipient engages in misconduct as defined in the award agreements during employment, breaches post-employment obligations during the one-year period following separation from the Company, or as provided by the SEC- required clawback rules and New York Stock Exchange (“NYSE”) listing standards.

➢

Our Long-Term Incentive Plan (“LTIP”) further promotes our long-term approach to compensation incentives, as well as our emphasis on pay for performance, because LTIP awards remain outstanding over a five-year period and deliver targeted value only to the extent that the Company achieves the targeted or greater growth in book value per share. LTIPs are also subject to forfeiture or recapture (i.e., clawback) if a recipient engages in misconduct as defined in the

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PROPOSAL 3: NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

award agreements during employment, breaches post-employment obligations within two years after settlement of the award, or as provided by the SEC- required clawback rules and NYSE listing standards.

➢	Consistent with good corporate governance practices, we do not provide our NEOs with employment agreements or cash severance agreements.

The non-binding advisory vote on this resolution is not intended to address any specific element of compensation; rather, the vote is intended to provide our stockholders the opportunity to approve, on an aggregate basis and in light of our corporate performance, the compensation program for our NEOs as described in this proxy statement. The following resolution is submitted for a stockholder vote at the Annual Meeting:

“RESOLVED, that the stockholders of the Company approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers listed in the 2024 Summary Compensation Table included in the proxy statement for the 2025 Annual Meeting, as such compensation is disclosed pursuant to the compensation disclosure rules of the U.S. Securities and Exchange Commission, including the section titled “Compensation Discussion and Analysis,” as well as the compensation tables and other narrative executive compensation disclosures thereafter.”

The Board of Directors unanimously recommends a vote “FOR” this resolution.

20	W. R. Berkley Corporation

PROPOSAL 4: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) has been appointed by the Board of Directors as the independent registered public accounting firm to audit the financial statements of the Company for the fiscal year ending December 31, 2025. The firm was appointed by the Audit Committee pursuant to its Charter, and such appointment was ratified by the Board of Directors. The Board of Directors is submitting this matter to a vote of stockholders in order to ascertain their views. If the appointment of KPMG is not ratified, the Board of Directors will reconsider its action and will appoint auditors for the 2025 fiscal year without further stockholder action. Further, even if the appointment is ratified by stockholder action, the Board of Directors may at any time in the future in its discretion reconsider the appointment without submitting the matter to a vote of stockholders.

It is expected that representatives of KPMG will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Information on KPMG’s fees for 2024 and our pre-approval policy for services provided by the Company’s independent auditors is provided under “Audit and Non-Audit Fees” on page 86.

The Board of Directors unanimously recommends a vote “FOR” the ratification of the appointment of KPMG LLP.

2025 Proxy Statement	21

PROPOSAL 5: STOCKHOLDER PROPOSAL REGARDING DIRECTOR ELECTION RESIGNATION GOVERNANCE POLICY

Proposal 5: A Stockholder Proposal Regarding Director Election Resignation Governance Policy

One stockholder, the North Atlantic States Carpenters Pension Fund with an address of 750 Dorchester Avenue, Boston, Massachusetts 02125-1132, has advised the Company that it plans to introduce the following proposal for consideration at the Annual Meeting. The proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent. In accordance with SEC rules, we have included the stockholder’s proposal and supporting statement as submitted, with only minor formatting changes. The Company is not responsible for the content of this proposal or supporting statement. Proponent advises that it is the beneficial owner of at least $25,000 of the Company’s common stock.

The Board of Directors unanimously recommends a vote “AGAINST” this stockholder proposal for the reasons set forth following the proposal.

THE STOCKHOLDER’S PROPOSAL

Director Election Resignation Governance Policy Proposal:

Resolved: The shareholders of W.R. Berkley Corporation (“Company”) request that the Board adopt a new Director Election Resignation Governance Policy (“Resignation Policy”) provision in its corporate governance principles to address those situations when one or more incumbent Board nominees fail to receive the required majority vote for re-election. The Resignation Policy shall provide that each director upon joining the Board tender an irrevocable resignation conditioned on the director’s failure to receive the required majority vote support in an uncontested election. The Resignation Policy shall provide that the Board should accept a director’s tendered resignation absent its finding of a compelling reason or reasons to reject the resignation, as decided by the Board in the exercise of its business judgment. The Resignation Policy shall further stipulate that if the Board rejects a director’s resignation and the director remains on the Board as a “holdover” director but is not re-elected at the next annual meeting of shareholders, that such director’s second tendered resignation shall be effective ninety days after the vote certification.

Supporting Statement: The Resignation Policy sets a new demanding director resignation governance guideline to reflect shareholder voting sentiment in director elections. Delaware corporate law states that each director shall hold office until such director’s successor is elected and qualified or until such director’s earlier resignation or removal. An incumbent director who does not receive the required vote for election may continue to serve as a “holdover” director. The Company’s current director resignation guideline requires incumbent directors to tender a resignation if they do not receive the requisite vote to be re-elected in an uncontested annual election. Directors on the Board’s Nominating and Corporate Governance Committee will then review the tendered resignation and recommend to the Board whether to accept or reject it.

The proposed Resignation Guideline Policy sets a more demanding director resignation review process, requiring the Board to articulate a compelling reason or reasons when it rejects a tendered resignation, thus allowing an unelected director to continue to serve. Importantly, the Resignation Policy further establishes that if a “holdover” director again fails to be re-elected at the next annual meeting of shareholders, the new resignation is effective ninety days following the election vote certification. While the Guideline Resignation Policy provides the Board latitude to reject the first resignation of an incumbent

22	W. R. Berkley Corporation

PROPOSAL 5: STOCKHOLDER PROPOSAL REGARDING DIRECTOR ELECTION RESIGNATION GOVERNANCE POLICY

director who does not receive majority vote support, it honors the shareholder vote as the final word on a “holdover” director’s second election defeat.

Shareholder director election voting rights under Delaware corporate law are foundational rights in the governance of corporations. The majority vote director election standard adopted by the Company gives shareholders voting rights that have legal effect. It is important that corporate director resignation policies, guidelines and bylaws not undermine shareholder voting rights. The proposed Resignation Policy establishes shareholder voting in director elections as a more consequential governance right, striking a proper balance between board discretion and shareholder voting rights.

THE BOARD OF DIRECTORS’ STATEMENT IN OPPOSITION

The Board of Directors unanimously recommends that stockholders vote “AGAINST” this stockholder proposal.

The Board is committed to strong corporate governance and responsiveness to our stockholders and believes in maintaining policies and practices that serve the best interests of all stockholders. After careful consideration, the Board believes that, for the reasons set forth below, adopting the proposed changes to the Company’s Corporate Governance Guidelines is not in the best interest of the Company or its stockholders.

The Company already has a robust director resignation policy requiring prompt resignation of a director who fails to receive a majority vote.

The Board values the input of our stockholders and believes that it is essential for stockholders to have a critical role in the election of directors. Currently, directors are elected by a majority vote and the Company’s Corporate Governance Guidelines provide that if an incumbent director is nominated for election and not reelected, the director shall promptly tender his or her resignation to the Board. The Corporate Governance Guidelines also provide that the Nominating and Corporate Governance Committee will recommend to the Board whether to accept the resignation, and the Board will act on the tendered resignation within 90 days following certification of the election results.

In determining whether to accept the resignation, the Board may consider the recommendation of the Nominating and Corporate Governance Committee, as well as any additional information and factors that the Board believes appropriate and relevant. This approach ensures our Board has appropriate discretion to exercise its fiduciary obligations and act in the best interests of the Company and its stockholders, consistent with Delaware law, to either accept a director’s resignation or take any other action it deems necessary to address the concerns that led to the election results for that incumbent director. For example, the Board may engage with stockholders to understand the reasons for their vote and determine whether actions other than accepting the director’s resignation would better address their concerns and serve the best interests of stockholders.

The proposal would unduly restrict the Board’s exercise of its fiduciary duties to act in the best interests of the stockholders and may contravene Delaware law.

The Board believes it is critically important to maintain the flexibility to choose the right mix of qualifications, expertise, backgrounds and characteristics represented on the Board to support the Company’s long-term strategy. The proposal requests an amendment to the Company’s Corporate Governance Guidelines requiring that our Board accept a tendered resignation “absent its finding of a compelling reason or reasons to reject the resignation.” The Board believes that this “compelling reason or reasons” standard may be

2025 Proxy Statement	23

PROPOSAL 5: STOCKHOLDER PROPOSAL REGARDING DIRECTOR ELECTION RESIGNATION GOVERNANCE POLICY

contrary to Delaware law, as it imposes a new standard and unduly constrains the Board’s ability to fulfill its fiduciary duties to the Company and its stockholders.

In determining whether to accept a director’s resignation, consistent with its fiduciary duties, the Board must act in the best interests of the Company and its stockholders. Under this standard, our Board must be permitted to freely exercise its business judgment in deciding whether to accept a director’s resignation. The proposal would restrict the Board’s authority by substituting a different standard that may be contrary to Delaware law and could require the Board to accept a director’s resignation even where the Board feels that acceptance would not be in the best interests of the Company and its stockholders. The “compelling reason” standard in the proposal is also ambiguous and could invite potential litigation over the Board’s business judgment as to whether a reason was compelling.

In addition, if a director fails to receive majority support two years in a row, the proposal requires the director’s resignation to be automatically effective 90 days after the vote certification. We believe the Board must be able to accept or reject any such resignation after thoughtful deliberation and consideration of any appropriate and relevant factors at the time, rather than prescribing a rule that limits the decision-making authority of our Board in a manner that is inconsistent with the standard of conduct under Delaware law and may have unintended consequences, such as leaving vacancies in important board seats or losing a director who provides valuable skills and insights at a critical time.

The Company’s existing corporate governance policies and practices already provide accountability to our stockholders.

The Board recognizes that it is accountable to our stockholders and, as previously discussed, is committed to sound and effective corporate governance practices and policies that serve the long-term interests of the Company and its stockholders. The Company has adopted many practices that further support the accountability of the Board to our stockholders, including:

➢	Majority vote requirement for the election of directors

➢	Majority independent directors

➢	Separate Chairman and CEO

➢

Regular executive sessions of independent directors with the presiding director rotating, effectively creating Co-Lead Independent Directors with shared responsibilities, providing more robust governance than having a fixed independent lead

➢	Robust continuing investor outreach program

➢	Rigorous stock ownership requirements for executives and directors

As a testament of our stockholders’ faith in our Board, the Company’s director nominees have been overwhelmingly re-elected each year for the last five years, averaging well over 85% support overall and over 90% support at the 2024 Annual Meeting of Stockholders. We believe the high level of stockholder support is indicative of our stockholders’ confidence in the competence and accountability of our Board.

In light of our existing robust director resignation policy and strong corporate governance practices, the Board believes that adopting the proposed changes to the Company’s Corporate Governance Guidelines is not in the best interest of the Company or its stockholders.

For the foregoing reasons, the Board of Directors unanimously recommends a vote “AGAINST” this stockholder proposal.

24	W. R. Berkley Corporation

EXECUTIVE OFFICERS

Executive Officers

Each executive officer who does not also serve as a director is listed below. The executive officers are annually elected by the Board of Directors and serve at the pleasure of the Board of Directors. There are no arrangements or understandings between the executive officers and any other person pursuant to which the executive officers were selected. The information is provided as of April 17, 2025.

Name	Age	Position

Richard M. Baio	56	Executive Vice President — Chief Financial Officer

Lucille T. Sgaglione	75	Executive Vice President

James G. Shiel	65	Executive Vice President — Investments

Philip S. Welt	65	Executive Vice President — Secretary

Richard M. Baio has served as Executive Vice President — Chief Financial Officer since February 2019, as Senior Vice President – Chief Financial Officer from May 2016 to January 2019, as Vice President when he joined the Company in May 2009 and as Treasurer from May 2009 to April 2021. He has more than 30 years of experience in the insurance and financial services industry, having served prior to joining the Company as a director in Merrill Lynch & Co.’s financial institutions investment banking group and as a partner in Ernst & Young’s insurance practice.

Lucille T. Sgaglione has served as Executive Vice President of the Company since December 2015. She joined the Company in 2010 as a Senior Vice President with oversight responsibility for certain of the Company’s businesses and has more than 30 years of senior leadership experience in the commercial property casualty insurance industry.

James G. Shiel has served as Executive Vice President — Investments of the Company since June 2015, Senior Vice President — Investments from January 1997 to June 2015 and Vice President — Investments from January 1992. Since February 1994, Mr. Shiel has been President of Berkley Dean & Company, Inc., a subsidiary of the Company, which he joined in 1987.

Philip S. Welt has served as Executive Vice President since January 2016, Secretary since June 2020 and General Counsel from January 2019 to August 2023. Mr. Welt joined the Company in 2004 as Vice President – Senior Counsel and was named Senior Vice President with oversight responsibility for certain of the Company’s businesses in 2011. Prior to joining the Company, he was an assistant general counsel – mergers and acquisitions at a major international insurer and a corporate associate with the New York law offices of Davis Polk & Wardwell. Mr. Welt is also a certified public accountant and was a senior manager at the accounting firm of Deloitte & Touche.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Corporate Governance and Board Matters

Highlights

✓	Majority Voting for Directors

✓	Majority of Independent Directors: 8 of 10

✓	Separate Chairman and CEO

✓	Diversified Tenure of Directors that balances board refreshment with benefit of experience of overseeing the Company over the full insurance cycle

✓	Regular Executive Sessions of Independent Directors with the presiding Director rotating, effectively creating Co-Lead Independent Directors with shared responsibilities - providing more robust governance than having a fixed independent lead

✓	Annual Board and Committee Self-Evaluations

✓	Independent Compensation Consultant Retained by Compensation Committee

✓	Risk Oversight by Full Board and Committees

✓	Enterprise Risk Management Committee reports regularly to the Board

✓	Environmental, Social and Governance (Sustainability) Management Committee reports regularly to the Board

✓	Rigorous Stock Ownership Requirements for Executives and Directors

✓	Anti-Hedging Policy

✓	Anti-Pledging Policy for shares satisfying NEOs’ ownership requirement

✓	Mandatory Deferral of Vested RSUs Until Separation from Service

✓	Compensation Clawback for long-term compensation plans (in addition to the SEC-required clawback rules and NYSE listing standards)

✓	Annual Equity Grant to Directors is a substantial portion of their Company compensation

✓	Statement of Business Ethics for the Board of Directors, Code of Ethics for Senior Financial Officers and Code of Ethics and Business Conduct

✓	Robust Continuing Investor Outreach Program

✓	Insider Trading Policy

26	W. R. Berkley Corporation

CORPORATE GOVERNANCE AND BOARD MATTERS

Our Board of Directors is committed to sound and effective corporate governance practices. Accordingly, our Board of Directors has adopted written Corporate Governance Guidelines, which address, among other things:

➢	identification of director candidates;

➢	director qualification (including independence) standards and reviewing the requisite skills and characteristics of members of the Board of Directors;

➢	director responsibilities;

➢	director access to management and independent advisors;

➢	employee, officer or other interested party communications with non-management members of the Board of Directors;

➢	director compensation;

➢	director orientation and continuing education;

➢	director election procedures;

➢	management succession; and

➢	annual performance evaluation of the Board of Directors.

Our Corporate Governance Guidelines are available on our website at www.berkley.com.

Director Independence and Involvement

The Board of Directors is currently composed of ten directors, all of whom, other than Messrs. Wm. Berkley and Rob Berkley, have been determined by the Board of Directors (1) to be independent in accordance with applicable NYSE corporate governance rules and (2) not to have a material relationship with the Company which would impair their independence from management or otherwise compromise their ability to act as an independent director. Following the Annual Meeting, the Board is expected to be comprised of ten directors, eight of whom are independent.

The Board of Directors held four meetings during 2024. All of the directors attended 100% of the meetings of the Board of Directors, and eight attended 100% of the Board committee meetings on which they served. One director attended 92%, and another attended 88% of all such meetings. All of the Company’s directors attended the Company’s 2024 Annual Meeting.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board Committees

The Board of Directors has five standing committees: Audit, Business Ethics, Compensation, Nominating and Corporate Governance and Executive. The charters for the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are available on our website at www.berkley.com. The table below provides membership and meeting information for each of these committees for 2024.

Committees
	Audit	Business Ethics(1)	Compensation	Nominating and Corporate Governance(2)	Executive

Meetings in 2024	11	1	5	2	None

Committee Member

Christopher L. Augostini	C/F	M		M

William R. Berkley					C

W. Robert Berkley, Jr.					M

Ronald E. Blaylock		M	M	M

Mary C. Farrell		M	C	M	M

María Luisa Ferré	M			M

Marie A. Mattson	M			M

Daniel L. Mosley			M	M

Mark L. Shapiro(3)	F	M		M	M

Jonathan Talisman	M			M

M Member	C Chair	F Audit Committee Financial Expert
(1)	The chair of the Business Ethics Committee is selected by rotation among the members.
(2)

The chair of the Nominating and Corporate Governance Committee is selected by rotation among the chairs of the Audit and Compensation Committees and any non-management members of the Executive Committee who do not already chair another committee, if any.

(3)	Mr. Shapiro is retiring and not standing for re-election when his term expires at the Annual Meeting.

Audit Committee. The Audit Committee, which held 11 meetings during 2024, is appointed by the Board of Directors to assist the Board of Directors in monitoring:

➢	the integrity of the financial statements of the Company;

➢	the independent auditors’ qualifications and independence;

➢	the performance of the Company’s internal audit function and independent auditors; and

➢	compliance by the Company with legal and regulatory requirements.

The Audit Committee has also adopted procedures to receive, retain and treat any complaints received regarding accounting, internal accounting controls or auditing matters and provides for the anonymous, confidential submission of concerns regarding these matters.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Each member of the Audit Committee is independent under the rules of the U. S. Securities and Exchange Commission (the “SEC”) and the NYSE. The Board of Directors has identified Mr. Augostini as a current member of the Audit Committee who meets the definition of an “audit committee financial expert” established by the SEC.

The Audit Committee recommended to the Board to engage KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2025 and the Board is recommending that our stockholders ratify this appointment at the Annual Meeting. See Proposal 4, Ratification of Appointment of Independent Registered Public Accounting Firm on page 21 of this proxy statement.

The Company complies with the SEC rules and regulations regarding external audit partner rotation requirements. The report of our Audit Committee is found on page 85 of this proxy statement.

Compensation Committee. The Compensation Committee, which held five meetings during 2024, has overall responsibility for discharging the Board of Directors’ responsibilities relating to the compensation of the Company’s senior executive officers and directors.

Each member of the Compensation Committee is independent under the rules of the NYSE, is a “non-employee director,” as defined in Section 16 of the U. S. Securities Exchange Act of 1934.

The report of our Compensation Committee on executive compensation is found on page 66 of this proxy statement.

Compensation Consultant. During 2024, the Compensation Committee retained the services of an external executive compensation consultant, Meridian Compensation Partners, LLC (“Meridian”). The mandate of the external compensation consultant is to serve the Company and work for the Compensation Committee in its review of executive and director compensation practices, including the competitiveness of pay levels, executive compensation design issues, market trends, and technical considerations. The nature and scope of services provided by the external compensation consultant on the Compensation Committee’s behalf includes:

➢	competitive market pay analyses, including proxy data studies, board of directors pay studies, and market trends;

➢	ongoing support with regard to the latest relevant regulatory, technical, and accounting considerations impacting compensation and benefit programs;

➢	assistance with the redesign of any compensation or benefit programs, if desired or needed; and

➢	preparation for and attendance at selected Compensation Committee meetings.

The Compensation Committee did not direct the external compensation consultant to perform the above services in any particular manner or under any particular method. The Compensation Committee has the final authority to hire and terminate the external compensation consultant, and the Compensation Committee evaluates the external compensation consultant periodically.

In February 2025, the Compensation Committee assessed the independence of Meridian pursuant to SEC regulations, considering various factors bearing on adviser independence, including the six factors

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CORPORATE GOVERNANCE AND BOARD MATTERS

mandated by the SEC rules. The Compensation Committee concluded that Meridian is independent from the Company’s management and that no conflict of interest exists that would prevent Meridian from independently representing the Compensation Committee. The Compensation Committee also reviewed and was satisfied that there were no business or personal relationships between members of the Compensation Committee and the individuals at Meridian supporting the Compensation Committee. The Company does not engage Meridian for any services other than its services to the Compensation Committee.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee, which held two meetings during 2024, assists the Board of Directors in:

➢	identifying individuals qualified to become members of the Board of Directors (consistent with criteria approved by the Board of Directors);

➢	recommending that the Board of Directors select the director nominees for the next annual meeting of stockholders or for other vacancies on the Board of Directors;

➢	overseeing the evaluation of the Board of Directors and management;

➢	reviewing the corporate governance guidelines and the corporate code of ethics; and

➢	generally advising the Board of Directors on corporate governance and related matters.

All of the members of the Nominating and Corporate Governance Committee are considered independent under the rules of the NYSE. The chair of the Nominating and Corporate Governance Committee is selected by rotation among the chair of the Audit Committee, the chair of the Compensation Committee and any non-management members of the Executive Committee who do not already chair another committee, if any.

Identification of Director Candidates. The Nominating and Corporate Governance Committee may identify director candidates through the advice and assistance of internal and external advisors as it deems appropriate, and has the sole authority to retain and terminate a search firm to be used to identify director candidates on behalf of the Company.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Qualifications of Director Candidates. The Company’s Corporate Governance Guidelines (the “Guidelines”) set forth certain qualifications and specific qualities that director candidates should possess. In accordance with the Guidelines, the Nominating and Corporate Governance Committee, in assessing potential director candidates, considers their independence, business, strategic and financial skills and other experience in the context of the needs of the Board of Directors as a whole, as well as a candidate’s service on the boards of directors of other public companies. The Guidelines further state that directors should:

The Nominating and Corporate Governance Committee and members of the Board identify well-qualified candidates who may have diverse skills or backgrounds needed for the Company to execute its strategic vision.

Over the last five years, including the new director nominee for this Annual Meeting, if elected, we have refreshed 37.5% of the independent Board members, and of the Nominating and Corporate Governance Committee, improving the Board’s collective expertise. In addition, over the last five years, not including the new director nominee for this Annual Meeting, we have refreshed 20% of the Audit Committee and 33.3% of the Compensation Committee. The addition of Ms. Mattson to the Board in 2024 added expertise in technology, governance, and human capital management and development. The addition of Mr. Rusbuldt to the Board in 2025, if he is elected, will add insurance and general industry expertise as well as expertise in the areas of risk management, distribution, regulation, public policy and digital marketing.

➢	bring to the Company a range of experience, knowledge and judgment;

➢	have relevant business or other appropriate experience;

➢	maintain an acceptable level of attendance, preparedness and participation with respect to meetings of the Board of Directors and its committees; and

➢	demonstrate competence in one or more of the following areas: accounting or finance, business or management experience, insurance or investment industry knowledge, crisis management, or leadership and strategic planning.

In identifying and recommending director nominees, the Nominating and Corporate Governance Committee may take into account such factors as it determines appropriate and will assess the skills and qualifications of potential nominees and any potential conflicts with the Company’s interests. The Nominating and Corporate Governance Committee will also assess the contributions of the Company’s incumbent directors in connection with their potential re-nomination.

The Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying director nominees. In accordance with the Guidelines, when considering the overall composition of the Board of Directors, the Nominating and Corporate Governance Committee seeks a diverse and appropriate balance of members who have the experiences, qualifications, attributes and skills necessary to oversee a publicly traded, financially complex, growth oriented,

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CORPORATE GOVERNANCE AND BOARD MATTERS

international organization that operates in multiple regulatory environments. Candidates should have the highest standards of character and be committed to upholding the Company’s values and be independent, strong stewards of our investors’ capital. The Committee evaluates the types of backgrounds and skills that are needed to strengthen and balance the Board of Directors based on the foregoing factors and nominates candidates to fill vacancies accordingly.

We value having directors with diverse perspectives and experience. Each of our directors and our new director nominee has served in senior leadership roles and has significant experience in areas relevant to the Company. Marie A. Mattson was elected to the Board last year, following the additions of Daniel L. Mosley in 2023, and Jonathan Talisman in 2019. The addition of these directors refreshed our Board while enhancing its skills and diversity, and the addition of Mr. Rusbuldt, if he is elected, will further add to the Board’s expertise in multiple areas.

	William R. Berkley	W. Robert Berkley, Jr.	Christopher L. Augostini	Ronald E. Blaylock	Mary C. Farrell	María Luisa Ferré	Marie A. Mattson	Daniel L. Mosley	Robert A. Rusbuldt	Jonathan Talisman

Board of Directors / Senior Leadership Experience	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗

Insurance Industry Expertise	✗	✗							✗

Finance & Reporting	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗

Risk Assessment & Management	✗	✗	✗	✗	✗	✗	✗	✗	✗	✗

Start-ups/Entrepreneurial	✗	✗		✗		✗				✗

Investments	✗	✗	✗	✗	✗			✗

Distribution	✗	✗							✗

Human Capital Management/Compensation	✗	✗	✗	✗	✗	✗	✗		✗	✗

Governance, Regulatory & Public Policy	✗	✗	✗		✗	✗	✗	✗	✗	✗

Environmental, Social & Governance Management	✗	✗		✗	✗	✗	✗	✗		✗

Technology		✗	✗	✗		✗	✗		✗

The Nominating and Corporate Governance Committee will evaluate qualified director candidates recommended by stockholders in accordance with the Company’s By-Laws and the criteria for director selection described above, on the same basis as any other candidates. Nominations for consideration by

32	W. R. Berkley Corporation

CORPORATE GOVERNANCE AND BOARD MATTERS

the Nominating and Corporate Governance Committee, together with a description of the nominee’s qualifications and other relevant information, should be sent to the attention of the Secretary, c/o W. R. Berkley Corporation, 475 Steamboat Road, Greenwich, Connecticut 06830. Stockholders may also follow the nomination procedures described under “Stockholder Nominations for Board Membership and Other Proposals” on page 101.

Other Standing Committees. During 2024, the Board of Directors had two other standing committees in addition to the committees set forth above: the Executive Committee and the Business Ethics Committee.

The Executive Committee is authorized to act on behalf of the Board of Directors during periods between Board of Directors meetings. It did not meet during 2024.

The Business Ethics Committee, which held one meeting during 2024, administers the Company-wide business ethics program. The Business Ethics Committee reviews certain disclosures made by Company employees and directors under the Company’s Code of Ethics and Business Conduct and Statement of Business Ethics for the Board of Directors, determines if any issue presented raises an ethical concern and addresses any such issue as appropriate. The Business Ethics Committee also oversees the Company’s Political Spending Policy and receives reports on the Company’s political spending activity. The chair of the Business Ethics Committee is selected by rotation among its members.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Additional Information Regarding the Board of Directors

Board Leadership Structure. The Company’s By-Laws provide that the chairman of the Board of Directors may, but is not required to, be the chief executive officer or any other executive officer or non-executive officer of the Company. The Board of Directors regularly reviews and considers its leadership structure, including whether separation of the positions of chairman and chief executive officer is desirable.

The chairman and chief executive officer positions were separated in 2015 upon the appointment of Mr. Rob Berkley as President and Chief Executive Officer. This separation of roles allows the Chief Executive Officer to focus on executing the Company’s strategic plan, managing the Company’s operations and performance and providing guidance to and oversight of senior management.

Mr. Wm. Berkley, Executive Chairman, founded the Company in 1967 and has been its Chairman of the Board since that time. He also served as the Company’s Chief Executive Officer from 1967 to October 2015. He is the Company’s largest stockholder with approximately [ ]% of the Company’s common stock.

Under Mr. Wm. Berkley’s strategic leadership, the Company has grown and prospered significantly, with Mr. Wm. Berkley being widely recognized for his extensive expertise in and leadership of the insurance and reinsurance industries. In his role as Executive Chairman, Mr. Wm. Berkley helps the Board identify strategic priorities and investments, leads the Board in oversight and risk management responsibilities and facilitates and presides over Board meetings. The Board of Directors believes that his familiarity with the Company’s business and industry and his unique perspective on the Company’s culture and values position him well to understand the issues, opportunities and challenges the Company faces and to lead the Board in discussions and implementation of strategy.

The Board of Directors believes that the Company’s structure under Mr. Wm. Berkley’s leadership as Executive Chairman serves the Board and its stockholders well.

The presiding director at executive sessions of the Board of Directors, which are held at least annually, rotates among the Chairs of the Audit and Compensation Committees and any non-management members of the Executive Committee. The Board of Directors believes our structure effectively provides the opportunity for directors with diverse views to share responsibilities as co-lead independent directors in guiding the Board’s agenda during the year, while facilitating collegiality among Board members. This structure and these processes provide the Company with more effective governance than having a fixed independent lead through effective checks and balances that help ensure the exercise of independent judgment by the Board of Directors and the ability of the non-executive directors to work effectively in a board setting.

It provides each director with an equal stake in the Board’s actions and oversight role and makes them equally accountable to stockholders. This structure and these processes are reviewed periodically, including upon a change in directors.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Executive Sessions. In accordance with applicable NYSE rules, the independent directors meet regularly in executive session, which serves to promote open discussion among these directors. The presiding director’s principal responsibilities include the following:

Executive Session Presiding Director’s Principal Responsibilities

➢ Provides leadership to the Board and to the non-executive directors and ensures the flow of information to and among the non-executive directors	➢ May call additional meetings of the non-executive directors as needed

➢ Acts as a liaison between executive directors and non-executive directors, serving as a key source of communication between the non-executive directors and the Executive Chairman and the President and Chief Executive Officer

➢ Works with Executive Chairman to propose major discussion items for Board

➢ Coordinates the agenda for, and leads executive sessions and meetings of, non-executive directors	➢ Opportunity to consider and report on important matters without the presence of management

Director Onboarding and Education. During a vigorous vetting process prior to nomination, potential new directors spend meaningful amounts of time with current directors, especially the Chair of the Compensation Committee and the Chair of the Audit Committee, to determine suitability and compatibility. Once elected, new directors participate in a robust director orientation and onboarding process that includes immersion in material with senior leadership in various parts of the business to provide a working knowledge of our business, strategies, operating performance and culture to promote a successful integration into boardroom discussions as soon as possible. To assist with their development, new directors may be invited to attend meetings prior to the Board meeting to review materials. Engagement beyond the boardroom provides our directors with additional insights into our businesses and industry.

All directors regularly meet with senior leaders and employees below the senior leadership level. These interactions are offered in various forums, including meetings and dinners with senior leaders and other officers at every board meeting. Directors participate in meetings with other directors and senior leaders to share ideas, build stronger working relationships, gain broader perspectives, and strengthen their working knowledge of our business, strategy, operating performance and culture.

Board of Directors Self-Assessment. Our Board of Directors recognizes that a thorough, constructive evaluation process enhances its effectiveness and is an essential element of good corporate governance. Accordingly, the Board of Directors conducts an annual self-assessment to determine whether it and each of its committees has the right skills, experience and perspectives. Annually, each director completes an evaluation covering:

➢	Board and committee composition, including appropriateness and diversity of skills, background and experience;

➢	Key areas of focus and effectiveness of management oversight;

➢	Director performance, including knowledge of the Company and its business;

➢	Committee functions and effectiveness and quality of materials;

➢	Satisfaction with committee structure and performance of committee chairs;

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CORPORATE GOVERNANCE AND BOARD MATTERS

➢	Board meeting process, including satisfaction with schedule, agendas, time allotted for topics and encouragement of open communication and robust discussion; and

➢	Access to management, experts and internal and external resources.

Responses are reviewed and presented to the Board of Directors for review and consideration.

Board Refreshment, Tenure and Diversity. We value having directors with diverse perspectives and experience. Each of the Company’s directors has served in leadership roles and has significant experience in areas relevant to the Company. We continue to actively seek qualified candidates who add value and diverse backgrounds, skills, experience and perspectives to further refresh the Board.

Given the complexity, cyclicality and long-term nature of the Company’s business, the Company is best served by having a Board with an in-depth understanding of the Company and the insurance industry. Developing that expertise takes time, and the Board of Directors believes that directors who have overseen our business over the full insurance cycle are typically more effective. The addition of new directors in recent years provides for a period of transition with long-tenured directors. Their overlap provides the opportunity for education, mentorship and stability.

We will have refreshed 37.5% of the independent Board members over the past five years, including Mr. Rusbuldt, the new director nominee, if elected, enhancing the Board’s collective expertise.

Classified Board. Our classified Board is important to the Company’s philosophy of managing for the long term. The business cycle in the property casualty insurance industry can extend over many years, taking new directors several years to gain a robust understanding of our business and our Company. As a result, staggered elections provide the Board of Directors with the ability to maintain the long-term perspective needed to drive success in our business.

After the Annual Meeting, if all nominees for director are elected, the tenure of our directors will be distributed across periods that could be considered in the insurance industry to be relatively short-term, medium-term and long-term, providing a balance of perspectives. The average tenure of our independent directors will be 9.1 years.

Board Role in Succession Planning. The Board’s involvement in leadership development and succession planning is systematic and ongoing, in accordance with our long-term view. Management succession is discussed regularly during Compensation Committee meetings, Board meetings and executive sessions. Discussions cover CEO and senior leadership succession planning and development plans across multiple scenarios and time periods. The Board also has regular and direct exposure to senior leadership and high-potential officers in meetings held throughout the year.

36	W. R. Berkley Corporation

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Role in Risk Oversight. Managing risk is a critical element of any property casualty insurance business. The Board of Directors believes that risk oversight is a key responsibility of the entire Board of Directors. Risk management is one of the core responsibilities of the President and Chief Executive Officer and the Executive Chairman and is a critical responsibility of every other senior officer of the Company and its businesses.

The strategic management of risk in an insurance business is a multi-level proposition. The Board of Directors has an active role, both as a whole and also at the committee level, in risk oversight. The Board of Directors and its committees receive periodic updates from members of senior management, including the Senior Vice President — Enterprise Risk Management, on areas of material risk to the Company, such as operational (including risks related to climate change, cyber security, technology and human capital management), financial, strategic, competitive, investment, reputational, cultural, legal, regulatory and environmental, social and governance (sustainability) risks. Among other things, the Board of Directors as a whole oversees management’s assessment of business risks relating to the Company’s insurance operations and investment portfolio. In addition, the entire Board of Directors oversees risks from cybersecurity threats and receives periodic updates on such risks from the Company’s management, including from the Company’s President and CEO and its Senior Vice President, Chief Information Security Officer (CISO). For additional information regarding the oversight of sustainability matters and related risks, see “Environmental, Social and Governance (Sustainability) Summary” on pages 38-39, and for more information regarding the oversight of human capital management, see “Board Oversight of Human Capital Management and Corporate Culture” on pages 40-41.

At the committee level:

➢	Our Audit Committee regularly reviews our financial statements, financial and other internal controls, and remediation of material weaknesses and significant deficiencies in internal controls, if any.

➢	Our Compensation Committee regularly reviews our executive compensation policies and practices and the risks associated with each. See “Discussion of Risk and Compensation Plans” on page 67.

➢	Our Nominating and Corporate Governance Committee considers issues associated with the independence of our Board of Directors, corporate governance and potential conflicts of interest.

While each committee is responsible for evaluating certain risks and risk oversight, the entire Board of Directors is regularly informed of risks relevant to the Company’s business, as described above.

Risk management is a core tenet for achieving appropriate risk-adjusted returns in our business and has been a driving principle since the Company was founded. As a key element of their duties, our senior executive officers are responsible for risks and potential risks as they arise in their various operational areas. In addition to reporting to the Board of Directors regarding the Company’s risk management, the Company’s Senior Vice President — Enterprise Risk Management also reports directly to the President and Chief Executive Officer. The Company’s Enterprise Risk Management Committee, which is composed of the President and Chief Executive Officer, Senior Vice President — Enterprise Risk Management, Executive Vice President — Investments, Executive Vice President — Chief Financial Officer, and Executive Vice President — Secretary, meets quarterly, or more frequently as necessary, to review and monitor levels of risk of various types. In addition, our internal audit function directly reports to our Audit Committee on a quarterly basis, and more frequently to the extent necessary.

Our independent outside auditors regularly identify and discuss with our Audit Committee risks that may arise during their regular reviews of the Company’s financial statements and accounting matters.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Insider Trading Policy and Procedures.
The Company has an insider trading policy governing the purchase, sale and other dispositions of our securities by directors, officers and employees, and has implemented processes for the Company, that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and NYSE listing standards. For more details, please see the policy which was filed as Exhibit 19.1 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024.
Compensation Committee Interlocks and Insider Participation

During 2024, the Compensation Committee was composed of Ms. Farrell and Messrs. Blaylock and Mosley. No member of the Compensation Committee was, during 2024, an officer or employee of the Company or was formerly an officer of the Company, or had any relationship requiring disclosure by the Company as a related party transaction. No executive officer of the Company served on any board of directors or compensation committees of any other company for which any of the Company’s directors served as an executive officer at any time during 2024.
Code of Ethics

We have a Code of Ethics and Business Conduct that applies to all of our officers, directors and employees. It is a statement of our high standards for ethical behavior and legal compliance, and governs the manner in which we conduct our business. This code covers all areas of professional conduct, including employment policies, conflicts of interest, anti-competitive practices, intellectual property and the protection of confidential information, as well as adherence to the laws and regulations applicable to the conduct of our business. We have also adopted a Statement of Business Ethics for
the Board of Directors.
We have adopted a Code of Ethics for our Senior Financial Officers. This code, which applies to our Chief Executive Officer, Chief Financial Officer and Controller, addresses the ethical handling of conflicts of interest, the accuracy and timeliness of SEC disclosure and other public communications and compliance with law.
Copies of our Code of Ethics and Business Conduct, Statement of Business Ethics for the Board of Directors and Code of Ethics for Senior Financial Officers can be found on our website at
www.berkley.com
. We intend to disclose amendments to these codes, and waivers of these policies for executive officers and directors, if any, on our website.
Environmental, Social and Governance (Sustainability)

Our Company values, including “Everything Counts, Everyone Matters
®
” and “always do right,” are a cornerstone of our success. Our businesses demonstrate our values and principles in the way they conduct their business, engage with team members and give back to their communities. We have always recognized that in order to achieve long-term success, we need to consider our impact on society and the sustainability of the world around us. Whether employing individuals with diverse backgrounds

Doing the right thing for our people, our communities and our environment engenders the trust of our customers, distribution partners, employees and stockholders, helping us grow our business profitably and meet the diverse needs of our constituents. The simple concept of doing the right thing embodies the principles that guide the way we do business. It is embedded in our culture and exemplified by our employees every day.

38	W. R. Berkley Corporation

CORPORATE GOVERNANCE AND BOARD MATTERS

and demographics, giving back to the communities in which we live and work, or managing our environmental impact and working with our insureds to help them manage their own impact, corporate responsibility has been embedded in our culture from the founding of the Company. Our Board of Directors believes that these values are critical to delivering superior long-term results to our stockholders.

Our Board of Directors believes that oversight of sustainability issues is a key responsibility of the entire Board of Directors. It is a critical responsibility of the President and Chief Executive Officer and every other senior officer of the Company and its businesses. The Company’s Environmental, Social & Governance management committee, composed of the President and Chief Executive Officer and several other Company senior executives, regularly reports to our Board of Directors. The committee is responsible for sustainability issues and meets quarterly, or more frequently as necessary, to review our sustainability initiatives.

The Company has engaged in practices that support sustainability since its founding. Our sustainability framework, which is based on these practices, incorporates guidance from the Sustainability Accounting Standards Board (“SASB”), Task Force on Climate-related Financial Disclosures (“TCFD”), and our assessment of sustainability practices within the property and casualty insurance industry. In evaluating these resources, we believe that the most impactful sustainability issues for us involve our people and our community interactions, the potential impacts of climate risk to our business and the environment, and our desire to uphold trust with our constituencies through transparency and responsible business practices. Our sustainability initiatives are mapped into three pillars, which are underpinned by our operating model and governance structure: Human Capital & Community, Climate Risk Management, and Responsibility & Transparency.

Our current Sustainability Report, which is organized around our reporting framework, can be found on the Investors page of our corporate website.

2025 Proxy Statement	39

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Oversight of Human Capital Management and Corporate Culture

Our Board of Directors believes that our people are our greatest asset and that our corporate culture is the most important intangible value driver of our superior long-term risk-adjusted returns and growth in stockholder value.

Human Capital Management: We are focused on creating a respectful, rewarding, diverse, and inclusive work environment that allows our employees to build meaningful careers. Achieving our human capital management objectives is critical, as our people are the driving force behind our success. The Board has identified the key elements of corporate culture necessary to achieving our goals. With full Board oversight of Risk Management, among other activities, and regular interactions with employees beyond senior management, Board members have visibility into and receive timely feedback on human capital management and cultural issues that may impact our business. Detailed information on Human Capital Management can be found in our Sustainability Report located on the Investors page of our corporate website.

Our Board of Directors engages with our senior leadership team, including our Senior Vice President – Human Resources, on a periodic basis across a range of human capital management issues, including succession planning and development, compensation, benefits, talent recruiting and retention, engagement, diversity and inclusion, and employee feedback.

Corporate Culture: The Board of Directors has identified Accountability, People-Oriented Strategy, Responsible Financial Practices, Risk-Adjusted Returns and Transparency as the key elements of corporate culture for achieving success. Our shared values seek to unify our employees across our decentralized business model, ensuring we are globally positioned to serve our diverse clients and propel our continuous evolution. We are dedicated to fostering a unifying culture and encouraging innovation throughout our enterprise. Our culture encompasses the beliefs that specialized knowledge and having a customer-centric focus are competitive advantages and that an environment promoting integrity, a commitment to “always do right,” entrepreneurship, innovation, and thoughtful long-term decision making benefits our enterprise. While there is no one “Berkley” way, each of our distinct businesses embodies a shared set of values that define our enterprise. Our structure facilitates prompt identification and appropriate action on individual business or cultural issues, without impacting the larger enterprise. Furthermore, our businesses are overseen by senior corporate business managers and senior corporate functional managers, including those in actuarial, claims, underwriting, compliance and finance. This governance oversight structure

40	W. R. Berkley Corporation

CORPORATE GOVERNANCE AND BOARD MATTERS

facilitates the identification of such issues. Our Board of Directors exercises risk management oversight through, among other activities, regular interactions with employees beyond senior management, providing directors with visibility into and timely feedback on cultural issues that may affect our business.

As owners of our Company who are required to hold their shares until separation from service (See page 77), each of our directors has a vested interest in cultivating talent and fostering a culture that supports the execution of our long-term objectives. In addition, the long-term value creation component of our Annual Incentive Compensation Plan links human capital management and culture to NEO compensation.

Communications with Non-Management Directors

Stockholders and other interested parties who wish to communicate with management or non-management members of the Board of Directors may do so by directing their communication to the Secretary, c/o W. R. Berkley Corporation, 475 Steamboat Road, Greenwich, Connecticut 06830. For communications addressed to non-management members of the Board of Directors, the Secretary will provide a summary of all appropriate communications to the intended directors and will provide a complete copy of any communications upon request by any addressed Director.

Information about the Company, including with respect to its corporate governance policies and copies of its SEC filings, is available on our website at www.berkley.com. Our filings with the SEC are also available on the SEC’s website at www.sec.gov.

2025 Proxy Statement	41

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Transactions with Management and Others

As described above, the Company has adopted a Code of Ethics and Business Conduct that applies to all employees and a Statement of Business Ethics for the Board of Directors (together, the “Statements”), each of which is administered by the Business Ethics Committee. The Statements address, among other things, transactions in which the Company is or will be a party and in which any employee or director (or members of his or her immediate family, as such term is defined by the NYSE rules) has a direct or indirect interest. The Statements require full and timely disclosure to the Company of any such transaction. Company management initially determines whether a disclosed transaction requires review by the Business Ethics Committee. Based on its consideration of all of the relevant facts and circumstances, the Business Ethics Committee decides whether or not to approve such transaction and approves only those transactions that are not contrary to the best interests of the Company. If the Company becomes aware of an existing transaction which has not been approved, the matter will be referred to the Business Ethics Committee. The Business Ethics Committee will evaluate all available options, including ratification, revision or termination of such transaction.

During 2024, one of the Company’s non-officer employees performed services for Interlaken Capital, Inc. (“Interlaken”), a company substantially owned and controlled by Mr. Wm. Berkley, the Company’s Executive Chairman. Interlaken separately compensates any Company employees for providing such services. The transactions between the Company and Interlaken have been previously approved by our independent Business Ethics Committee in accordance with the procedures described above.

From time to time, institutional investors, such as large investment management firms, mutual fund management organizations and other financial organizations, become beneficial owners (through aggregation of holdings of their affiliates) of 5% or more of voting securities of the Company and, as a result, are considered a “related person.” These organizations may provide services to the Company or its benefit plans. In addition, the Company may provide insurance coverage to these organizations. In 2024, the following transaction occurred with investors who reported beneficial ownership of 5% or more of the Company’s voting securities:

BlackRock, Inc., which beneficially owns more than 5% of the Company’s common stock, provides, on an arm’s length basis, investment management software and related services to the Company for which the Company paid fees to BlackRock of approximately $2.4 million during 2024. As BlackRock is not an officer, employee or director of the Company, the Statements do not require approval of this arrangement by the Business Ethics Committee.

42	W. R. Berkley Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

2025 Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis provides material information about the Company’s compensation policies, objectives and decisions regarding our NEOs1 as well as perspective for investors on the amounts disclosed in the Summary Compensation Table and other tables, footnotes and narrative that follow.

This Compensation Discussion and Analysis and the tables that follow cover the compensation paid in 2024 to the following five NEOs and one additional executive officer:

➢	W. Robert Berkley, Jr.: President and Chief Executive Officer (“CEO” or “Mr. Rob Berkley”);

➢	William R. Berkley: Executive Chairman of the Board (“Executive Chairman” or “Mr. Wm. Berkley”);

➢	Richard M. Baio: Executive Vice President — Chief Financial Officer (“CFO” or “Mr. Baio”);

➢	James G. Shiel: Executive Vice President — Investments;

➢	Philip S. Welt: Executive Vice President — Secretary; and

➢	Lucille T. Sgaglione: Executive Vice President.[1]

[1]

Although not an NEO under the Securities and Exchange Commission’s compensation disclosure rules, we are providing voluntary disclosure for Ms. Sgaglione due to her senior executive responsibilities. In her role as Executive Vice President, Ms. Sgaglione has oversight over certain of the Company’s operational activities. References to NEO annual compensation in this Compensation Discussion and Analysis include Ms. Sgaglione’s compensation unless specifically stated otherwise.

Our NEO compensation reflects our performance-based philosophy and emphasis on the long term. A substantial portion of compensation for our CEO and all other NEOs is long-term and linked to Company performance and the creation of stockholder value.

➢ Annual cash incentive award is directly linked to performance as described on pages 58-59.

➢ Performance-based RSUs are fully earned based on ROE performance over five years, which is longer than the average duration of our loss reserves. They are also mandatorily deferred until separation from service (except for shares withheld to pay certain taxes).

➢ Long Term Incentive Plan (“LTIP”) awards are directly linked to growth in book value over five years, which is longer than the average duration of our loss reserves.

Incentive compensation is subject to forfeiture or clawback. Compensation values reflected in the above illustration are based on 2024 base salary, the annual cash incentive award for 2024, the potential maximum value of the LTIP award for the 2024-2028 performance period, and the potential maximum value of the 2024 performance-based RSU grant.

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COMPENSATION DISCUSSION AND ANALYSIS

Talent and expertise are the ultimate differentiators in our business. The combined expertise of our people in underwriting, risk management, claims handling and investing has delivered outstanding long-term risk-adjusted returns. Our compensation programs appropriately balance short-term with long-term incentives and our long-term incentive compensation awards fully vest after periods that are longer than the average duration of our loss reserves, which is approximately four years. The shares underlying vested RSUs and LTIP-based compensation are subject to forfeiture or clawback in the event the recipient engages in misconduct as defined in award agreements, breaches post-employment obligations, which expire one or two years after separation, respectively, or as provided by the SEC- required clawback rules and NYSE listing standards. NEOs and other senior executives do not receive their vested RSUs until separation from service (except for shares withheld to pay certain taxes) – this requirement differentiates us from our competitors.

Executive Compensation Policies and Practices

We are committed to executive compensation practices that drive long-term value creation and mitigate risk, and that align the interests of our executives with the interests of our stockholders. Below is a summary of best practices that we have implemented and practices that we avoid, with the goal of promoting the best long-term interests of the Company and our stockholders.

What We Emphasize	What We Avoid

✓ Pay for performance	✗ Employment agreements

✓ Incentivize and reward long-term value creation	✗ Separate severance agreements or guaranteed cash severance

✓ Mandatory deferral of vested RSUs until separation from service	✗ Liberal share recycling

✓ Robust share ownership for senior executives	✗ Stock options

✓ Non-formulaic performance-based annual cash incentive award program that mitigates risk of short-term oriented behavior	✗ Tax gross-ups on perquisites

✓ Capped maximum NEO annual cash incentive awards	✗ Dividend equivalents paid on unearned or unvested RSUs

✓ Clawback policy for all incentive compensation that is consistent with SEC and NYSE requirements	✗ Pledging Company stock held by executive officers or directors in satisfaction of ownership requirement

✓  Additional forfeiture or Clawback policy covering all LTIP and RSU awards that is triggered based on:

•   Executive engaging in misconduct as is defined in award agreements

•   Executive choosing to breach post- employment obligations

✗ Hedging or derivative transactions on Company stock by executive officers or directors

✓ Restrictions on pledging Company stock by NEOs

✓ Independent compensation consultant

✓ Capped payout for LTIP awards

✓ Modest perquisites

✓ Double-trigger vesting on change in control

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COMPENSATION DISCUSSION AND ANALYSIS

Stockholder Outreach

Compensation Committee Response to Say-on-Pay (“SOP”) Advisory Vote Results and Investor Feedback. Last year, the Company’s say-on-pay vote was approved, receiving affirmative support of 96.1% of the shares voted. Our robust ongoing outreach, disclosure and presentation have resulted in strong say-on-pay support, particularly among our largest stockholders and those with whom we have engaged. We strive to maintain an open dialogue with our stockholders.

In 2024, we again reached out to many of our stockholders, representing 62% of the outstanding shares of the Company not held by management. We met with, spoke to or corresponded with stockholders representing 35% of the outstanding shares of the Company not held by management, including several who declined meetings. Many of those that declined to speak with us indicated that they were satisfied with our prior outreach and with the design of our executive pay program.

% OF SHARES VOTED IN FAVOR OF SOP
100%
75%
50%
25%
0%
2020
2021
2022
2023
2024

We again heard from our outreach that, in general, our investors appreciate the alignment of our executive compensation programs with stockholder interests. The investors also expressed appreciation of our governance practices within the unique nature of the property casualty insurance business, as well as our responsiveness to emerging issues. Much of our outreach discussion centered on board refreshment and education for new directors and talent development in the context of succession planning. Discussion on these topics has been included in this proxy statement.

46	W. R. Berkley Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Objectives, Philosophy and Design

Our philosophy for our executive compensation program is to provide an attractive, flexible and market competitive program tied to performance that closely aligns with the interests of our stockholders through the creation of stockholder value. Our program is designed to recognize and reward the achievements of our executives and to attract, retain and motivate our leaders in a competitive environment. Executive compensation for our NEOs generally includes the following components:

Annual Cash Compensation

Competitive Fixed Market-Based Compensation

Key Principle: Provides base salary and benefits that are market competitive to facilitate our ability to attract and retain high-caliber individuals with the leadership abilities and experience necessary to develop and execute business strategies and build long-term stockholder value.

Role of Element:

➢ Attracts and retains NEOs

➢ Provides a fixed level of compensation for NEO services provided during the year

Performance-Based Annual Cash Incentive Award

Key Principle: Annually rewards NEOs for delivering performance consistent with the Company’s long-term objectives. A non-formulaic pay-for-performance program primarily based on ROE that uses negative discretion permits the application of judgment necessary to align payouts with a holistic assessment of performance for the year in the context of the environment and its long-term implications for the business.

Role of Element:

➢ Provides focus on short-term performance measures linked to the Company’s long-term success and stockholder value creation

➢ Mitigates risk of short-term oriented behavior that is detrimental to long-term value creation

Long-Term Incentive Compensation

Mandatorily Deferred Performance-Based

Restricted Stock Units

Key Principle: Rewards executives for the long-term performance of the Company. Longer performance periods are better suited to the cyclicality of our business. Mandatory deferral promotes long-term alignment of NEOs’ and other senior executives’ financial interests with stockholders through the risks and rewards of long-term common stock ownership.

Role of Element:

➢ Increases NEO stock ownership and aligns pay outcomes with the stockholder experience

➢ Provides focus on ROE over a longer period than our approximately 4-year loss reserve duration

➢ Encourages NEO retention through overlapping performance and vesting periods

➢ Discourages excessive risk taking through mandatory deferrals and forfeiture or clawback provisions set forth in award agreements and SEC rules and NYSE listing standards

Long-Term Incentive Plan (LTIP) Awards

Key Principle: Rewards executives for the long-term performance of the Company. Allows NEOs to realize a portion of long-term compensation at established intervals, providing liquidity to our executives as they have no ability to monetize vested RSUs until they leave the Company.

Role of Element:

➢ Rewards growth in book value, a primary driver of stockholder value, over a longer period than our approximately 4-year loss reserve duration

➢ Encourages NEO retention through overlapping performance periods

➢ Discourages excessive risk taking through the extended performance period and forfeiture or clawback provisions set forth in award agreements and SEC rules and NYSE listing standards

2025 Proxy Statement	47

COMPENSATION DISCUSSION AND ANALYSIS

Benefits and Perquisites

Benefit Replacement Plan

➢ Makes up for the Code limits on Company contributions to the Company’s tax-qualified profit-sharing plan.

➢ Allows for equal treatment of all employees who participate in the tax-qualified profit-sharing plan.

➢ Provides a competitive compensation element designed to attract and retain NEOs.

Deferred Compensation Plan

➢ Allows NEOs to defer receipt of all or part of their base salary, annual cash incentive award and excess profit-sharing payments.

➢ Enhances current year cash flow to the Company in a cost-effective manner.

Additional Benefits

➢ Provides coverage for officers, including the NEOs, in the areas of life, travel accident, and long-term disability insurance.

➢ Provides a competitive compensation element designed to attract and retain NEOs.

Personal Use of Company Aircraft (CEO and Executive Chairman only)	➢ Enhances security and personal safety of the CEO and the Executive Chairman. ➢ Enhances productivity of the CEO and the Executive Chairman.

Supplemental Benefits Agreement (a legacy arrangement with Executive Chairman only)

➢ Provides continued health insurance benefits and certain perquisites to the Executive Chairman after employment ends.

➢ Provides consideration in exchange for a non-compete agreement with the Executive Chairman.

Other

Director Compensation (CEO and Executive Chairman only)

➢ Compensates the CEO and the Executive Chairman, who are also members of the Board of Directors, for responsibilities and duties that are separate and distinct from their responsibilities as officers.

Additional Design Information

Annual Cash Incentive Awards. At the beginning of each year, the Compensation Committee determines maximum potential awards for the CEO and certain other NEOs for that same year ending December 31. Actual award amounts under the Amended and Restated Annual Incentive Compensation Plan (the “Annual Incentive Compensation Plan”) for the NEOs are determined early in the following year by applying negative discretion to the maximum award based on the Company’s annual performance for the year. Under the Company’s Annual Incentive Compensation Plan, the Compensation Committee evaluates the Company’s performance across a number of measures. The primary performance measure considered is ROE, as it provides the most complete picture of the Company’s performance in a given year and across time periods.

Annual cash incentive awards are performance-based and primarily based on annual ROE, with additional consideration for other financial and non-financial goals and value creation items. Annual cash incentive awards are non-formulaic. In our industry, a formulaic short-term incentive award can encourage excessive risk taking and imprudent short-term behavior to create near-term payouts at the expense of long-term value creation.

Negative Discretion provides the Compensation Committee with flexibility to respond to market conditions and unusual circumstances and permits the application of judgment that is necessary to avoid creating incentives for our NEOs to engage in short-term oriented behavior that in our industry is detrimental to long-term value creation.

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COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee also considers other measures that inform the evaluation of ROE performance. As a property casualty insurance company, we have earnings streams from both underwriting activity and investment activity, and depend upon prudent capital management, strategic business and investment decisions and an appropriate long-term focus to maximize risk-adjusted return. These other measures are generally consistent from year to year. However, the Compensation Committee has the discretion to add, remove or change the degree of emphasis on certain measures, depending upon the business and economic environment.

Determination of an NEO’s annual cash incentive compensation award is based on the Company’s financial performance for the current year, the Company’s financial performance compared to peers, and the NEO’s contributions to long-term value creation.

➢

ROE. Our long-term goal of 15% ROE has remained consistent for our entire 55-year plus history. Although 15% is a demanding hurdle, the Compensation Committee believes it is appropriate as a long-term goal in order to challenge management to maximize stockholder value.

Over the long term, changes in annual cash incentive awards have generally followed the changes in annual ROE.

➢

Combined Ratio. Combined ratio is a key measure of underwriting profitability. A combined ratio below 100% indicates that an insurance company’s underwriting activities are profitable. The appropriate combined ratio target for a company depends upon its mix of business. Companies that are concentrated in businesses characterized by low frequency and high severity (such as property catastrophe reinsurance) will generally target a very low annual combined ratio absent a major event, so that the earnings in low-catastrophe years can offset the severity of loss from a significant event in other years. Such companies typically demonstrate a high degree of volatility in their underwriting results. Companies that have a higher frequency of loss, with less severity (as is often the case with casualty business) may target a relatively higher combined ratio and their results tend to be less volatile. A comparison to an industry benchmark automatically adjusts for competitive conditions and allows us to better gauge our performance relative to our competitors.

Because our business is predominately low-limit casualty insurance, the Compensation Committee considers our combined ratio target of 95% or lower (absent a major catastrophe) to be stringent, yet achievable. While a lower combined ratio would be necessary to achieve a 15% ROE in a low interest rate environment, the Compensation Committee recognizes that our willingness to walk away from inadequately priced business requires us to accept a higher expense ratio at times, and thus a higher combined ratio. A combined ratio target that is too stringent would fail to incentivize proper underwriting discipline.

2025 Proxy Statement	49

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee considers our combined ratio as compared to the property casualty insurance industry as a whole, to account for cyclical changes derived from competitive conditions, as well as the impact of catastrophe events on the industry and our Company. The Compensation Committee also recognizes that in times of below average catastrophe activity, our outperformance compared to the industry will temporarily narrow.

➢

Net Investment Income. The Compensation Committee anticipates consistent income from fixed-maturity securities, while maintaining a high-quality portfolio, combined with a duration that provides flexibility in an uncertain interest rate environment. The Compensation Committee also recognizes that investments designed to generate capital gains may produce less annual income, and this income may be less predictable, but such investments are designed to generate a higher total return over the life of the investment. In addition, while investment funds and the merger arbitrage portfolio inherently have greater variability than fixed-maturity securities, the Company expects they will generate higher average yields over time.

➢

Net Investment Gains. The Compensation Committee may consider the interest rate environment and the Company’s allocation of investments to asset classes designed to generate capital gains and above average total returns.

➢

Growth in Earnings Per Share. The Company measures growth in earnings per share while being mindful of capital management. We do not target a specific percentage growth in earnings per share so as not to improperly incentivize irresponsible growth in premiums written, particularly in competitive or weak pricing environments. The absence of a specific growth target also allows the Compensation Committee to consider variability in income from investment funds, realized gains and catastrophe losses.

➢

Growth in Book Value Per Share Before Dividends and Share Repurchases. After giving effect to capital management and changes in accumulated other comprehensive income, growth in book value per share before dividends and share repurchases should be broadly in line with ROE. When we are generating more capital than can be profitably reinvested in the business, the excess capital is returned to stockholders.

➢

Investments in New Businesses. Of the Company’s 58 businesses, 7 have been acquired and 51 have been started internally. We believe that starting new businesses when the best talent can be attained is better for long-term value creation than buying businesses that may have unknown balance sheet issues, add goodwill to the balance sheet, or be culturally incompatible. Disruptions in the market due to financial difficulties, changes in strategic direction, and mergers or acquisitions at other companies typically provide the best opportunities to find talented individuals who share our long-term vision. The Compensation Committee expects the number of businesses started in any given year to vary depending upon available opportunities, and recognizes that start-up costs can negatively impact earnings for a period of time.

➢

Consistency Among Members of the Management Team. A significant amount of turnover in senior management can disrupt operations and detract from long-term focus. Recognizing that retaining and developing talent is difficult in today’s competitive job market, the Compensation Committee looks to incentivize retention of talented executives and implement proper succession planning.

Performance is evaluated through a review of financial performance for the current year, a comparison of the annual results to the results of the Company’s compensation peer companies, and contributions to long-term value creation.

50	W. R. Berkley Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentives. The Company’s long-term incentive programs for the NEOs generally consists of two components:

➢	Performance-based RSUs under the Company’s 2018 Stock Incentive Plan; and

➢	Cash-denominated performance units under the Company’s 2019 Long-Term Incentive Plan.

The long-term incentive compensation programs have been designed to fully vest over periods that are longer than the average duration of the Company’s loss reserves to align the executives’ interests with those of the stockholders. The programs support the Company’s focus on long-term performance through multiple overlapping three- or five-year performance cycles for RSU and LTIP awards. These performance-based RSU and LTIP awards (as well as the mandatory deferral of vested RSU awards where shares are not delivered until separation from service) encourage our NEOs to achieve and sustain longer-term Company performance goals. These awards also align NEOs’ financial interests with those of the Company’s stockholders, as a significant portion of their annual compensation is tied directly to the value of our stock or metrics that are highly correlated with the value of our stock. The mandatory deferral feature of the RSUs also ties a significant portion of each NEO’s personal net worth to the value of our stock.

Performance-Based RSUs. Our NEOs are awarded performance-based RSUs that are earned, or not, based on ROE performance. The performance-based RSUs consist of three tranches that vest, if earned, after three separate, but overlapping, three-year performance periods, with the final tranche vesting only after five years. The diagram below explains the structure and performance periods for awards made in 2024.

We believe it is important for executives to be fully aligned with our stockholders. This alignment includes our dividend policy. Therefore, our performance-based RSU awards generally include dividend equivalent rights only with respect to vested shares. RSUs start vesting after the third year, so we believe that it is important for RSU recipients to also share in the dividends generated by those shares at the same time. No dividend equivalents are paid on unvested shares.

Mandatory Deferral and Forfeiture or Clawback: Key Features of Our RSUs and Critical Differentiators. After vesting, settlement of the RSUs is deferred (on a mandatory basis), except for shares withheld to pay certain taxes, and shares are not delivered until 180 days following the executive’s separation from service with the Company. This mandatory deferral applies to our NEOs and other senior executives (a group of approximately 95 in total). We believe this deferral distinguishes our program from our peer companies. Executives have no ability to monetize vested RSUs until separation from service. The amounts deferred remain at risk in the event of a decline in the value of the Company’s stock. Dividend equivalent payments are made only after RSUs vest.

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COMPENSATION DISCUSSION AND ANALYSIS

The mandatory deferral feature reinforces our executives’ incentive to maximize long-term stockholder value, as the value of the deferred shares cannot be realized until separation from service and the accumulated value can grow to represent a significant portion of an executive’s personal net worth.

Forfeiture or Clawback. RSU-based compensation can be forfeited or recaptured (clawed back) if a recipient engages in misconduct as defined in award agreements during employment, breaches post-employment obligations during the one-year following separation from the Company, or pursuant to SEC rules and NYSE listing standards.

Restrictions on Pledging. Shares used in fulfillment of the stock ownership guidelines may not be pledged or otherwise encumbered. In addition, vested but mandatorily deferred shares may not be pledged since they are not delivered until after separation from service.

Prohibition on Hedging. Our officers, directors and employees, including NEOs, are prohibited from hedging or similar transactions (such as prepaid variable forward contracts, equity swaps, collars, and exchange funds) with respect to the Company’s stock except as may be expressly permitted by the Company’s Executive Chairman of the Board, Chief Executive Officer, President or General Counsel. This prohibition has never been waived.

LTIP Awards. The 2019 Long-Term Incentive Plan is a cash-based incentive plan. LTIP awards are performance units that grow in value based on one or more performance measures selected by the Compensation Committee and are settled, to the extent earned, in cash at the end of the performance period. The performance measure for current outstanding LTIP awards is the average annual increase in book value per share, as adjusted, during a five-year performance period.

For LTIP awards currently outstanding, the hurdle for maximum payout of awards has been set at a 12.5% average annual growth rate. The Compensation Committee believes a 12.5% average annual growth rate provides a reasonable performance goal that reflects existing insurance market conditions and the interest rate environment. Because of the rigor of the performance target for LTIP awards, the LTIP awards from time to time have paid out at less than the maximum potential value. (See page 62.) The Compensation Committee annually reviews the growth rate for new grants to set an appropriately rigorous performance target in light of interest rates and other conditions.

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COMPENSATION DISCUSSION AND ANALYSIS

LTIP-based compensation can be forfeited or recaptured (clawed back) if a recipient engages in misconduct as defined in award agreements during employment, breaches post-employment obligations during the two years after settlement, or pursuant to SEC rules and NYSE listing standards.

Deferred Compensation. The Company maintains a Deferred Compensation Plan for Officers pursuant to which eligible officers are able to elect to defer all or a portion of their base salary, annual cash incentive award or bonus, and excess profit-sharing payments for the coming year. All amounts deferred into the plan are credited for earnings and losses based on deemed investment in one or more funds, as selected by the eligible officer from among the options determined by the Company.

At the time of the deferral election, amounts may be deferred until the earlier of (i) a specified time in the future, or (ii) the officer’s separation from service. At the officer’s election made at the time of deferral, the Company will commence payment of the deferred amounts either in a lump sum or in no more than five annual installments beginning generally within 60 days following the date specified for payment or on the date of the officer’s separation from service (subject to a six-month delay to comply with Section 409A of the Code). The amounts deferred are not secured or funded by the Company in any manner and therefore remain at risk in the event of an adverse financial impact to the Company. The Non-Qualified Deferred Compensation for 2024 table and the associated narrative and footnotes on page 74 provide additional information on the plan and NEO participation.

Benefit Replacement. The Company maintains a Benefit Replacement Plan, which provides participants with an annual payment equal to the amount they would have otherwise received under the Company’s tax-qualified profit sharing plan absent the limitations imposed by the Code on amounts that can be contributed under the tax-qualified profit sharing plan. This payment is made annually in a lump sum. Additional information on the amounts paid under this plan can be found in the “All Other Compensation” column of the Summary Compensation Table and the associated footnotes on pages 69-70.

The Benefit Replacement Plan ensures that the full value of the intended benefits under the tax-qualified profit sharing plan is provided to the NEOs and, as such, supports the Company’s ability to attract talented executives and retain current NEOs.

2025 Proxy Statement	53

COMPENSATION DISCUSSION AND ANALYSIS

Supplemental Benefits Agreement with the Executive Chairman. The Company has a Supplemental Benefits Agreement with Mr. Wm. Berkley, originally dating to 2004 and amended since then to comply with Section 409A of the Code and, in 2013, to terminate the retirement benefit that was originally included and subsequently liquidated. The remaining benefits to be provided to Mr. Wm. Berkley (and his spouse, as applicable) under the agreement, as amended, are as follows:

➢	continued health insurance coverage (including coverage for his spouse) for the remainder of his and her life, as applicable;

➢

continued use of a Company plane and a car and driver for a period beginning with termination of employment and ending with the latest to occur of the second anniversary of such termination, the date he ceases to be Chairman of the Board, or the date he ceases to provide consulting services to the Company;

➢	office accommodations and secretarial support; and

➢

payment of any excise tax imposed upon the Executive Chairman under Section 4999 of the Code (plus payment of additional taxes incurred as a result of the Company’s payment of excise taxes), in the event of a change in control. As noted on pages 74-77, if a change in control and termination of the Executive Chairman’s employment had occurred on December 31, 2024, no excise tax would have been triggered.

In exchange for these benefits, the agreement prohibits Mr. Wm. Berkley from competing against the Company for two years following his resignation of employment other than for “good reason,” during which time Mr. Wm. Berkley has agreed to be available to provide consulting services to the Company.

Additional detail on the agreement is provided under “Executive Compensation — Potential Payments Upon Termination or Change in Control” on pages 74-77.

Use of Market and Peer Group Data

The Compensation Committee annually reviews and analyzes market data on total direct executive compensation. Total direct compensation (defined as base salary, annual cash incentive awards, and the potential value of long-term incentive awards granted) for the NEOs is compared to the amounts paid or granted to individuals holding comparable positions at our peer companies.

In 2024, the Compensation Committee reviewed with its independent compensation consultant, Meridian, the composition of the peer group to be used for compensation market data, considering the Company’s size and market positioning relative to potential peer companies as well as the impact of changes due to acquisitions. The Compensation Committee decided to add American International Group, Inc. to the peer group.

➢ The Allstate Corporation	➢ Everest Group, Ltd.
➢ American Financial Group, Inc.	➢ Fidelity National Financial, Inc.
➢ American International Group, Inc.	➢ The Hartford Financial Services Group, Inc.
➢ Arch Capital Group Ltd.	➢ Kemper Corporation
➢ Axis Capital Holdings Limited	➢ Markel Corporation
➢ Chubb Limited	➢ RenaissanceRe Holdings Ltd.
➢ CNA Financial Corporation	➢ The Travelers Companies, Inc.

54	W. R. Berkley Corporation

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee believes that the peer group should be comprised primarily of property casualty insurance underwriters. Further, the Compensation Committee believes that the peer group it has identified for the Company is appropriate because it includes companies across a wide range of market capitalization, as well as those who are also members of the S&P 500®, with whom the Company competes for business, capital and senior executive talent. The companies included in our compensation peer group, shown above, represent direct competitors of the Company for both business and executive talent and are believed to provide a reasonable assessment of industry market pay levels.

The Compensation Committee reviews market data, together with performance data, for our peer companies to evaluate the overall alignment of total direct compensation paid and relative performance. In addition, the Compensation Committee also reviews broader industry survey data as an additional reference point. However, market data is only one of many factors considered in setting future compensation awards. We do not target a specific percentile for any pay component or for our total direct compensation, nor do we target any particular mix of base salary, annual cash incentive awards, and long-term incentive compensation. Our executives’ actual pay is determined primarily by Company operational and financial performance.

2025 Proxy Statement	55

COMPENSATION DISCUSSION AND ANALYSIS

The adjacent graphs plot relative rankings of three-year performance versus CEO pay for the Company and its compensation peer group. The graph on the top utilizes total stockholder return (TSR) to measure performance, while the graph in the middle utilizes return on equity (ROE) and the graph on the bottom utilizes growth in book value per share.* The graphs highlight our strong alignment between pay and performance relative to our compensation peer group.

The Company utilizes ROE and growth in book value per share in its compensation programs. We believe that they are more appropriate indicators of management performance than stock price and that over the long term, stock price will reflect the value created through strong ROE and growth in book value per share.

*

Compensation is based on proxy Summary Compensation Table disclosures. Where peer 2024 compensation has not been disclosed as of April 17, 2025 (1 company in our compensation peer group), estimated values have been used, based on forward and/or historical disclosures. Financial and market data has been standardized across companies. Total stockholder return (“TSR”) is defined as stock price appreciation plus reinvested dividends. Book value per share growth is defined as common stockholders’ equity plus the value of dividends and share repurchases divided by common shares outstanding. Return on equity is defined as net income over beginning of year common stockholders’ equity. TSR and book value per share calculations reflect three-year annualized growth rates; return on equity calculations reflect a three-year average.

3-Year TSR vs. 3-Year CEO Compensation
(2022-2024)
100%
75%
50%
25%
0%
WRB
3-yr TSR Performance
0%
25%
50%
75%
100%
3-Yr CEO Compensation

3-Year Avg. ROE vs. 3-Year CEO Compensation
(2022-2024)
100%
75%
50%
25%
0%
WRB
3-yr Avg. ROE Performance
0%
25%
50%
75%
100%
3-Yr CEO Compensation

3-Year Adj. Book Value Per Share Growth vs. 3-Year CEO Compensation (2022-2024)
100%
75%
50%
25%
0%
3-yr Book Value Per Share Growth
WRB
0%
25%
50%
75%
100%
3-Yr CEO Compensation

56	W. R. Berkley Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation Decisions During the Last Year

Highlights

Salaries for our CEO and Executive Chairman remained unchanged in 2024 and salaries for our other NEOs increased 3% in 2024.

Annual Cash Incentive awards for 2024 performance increased by 15.4% for our CEO and Executive Chairman, reflecting the Company’s continued 20+% ROE and 23.5% growth in book value per share before dividends and share repurchases. Annual cash incentive awards for all other NEOs increased by 15.8% in comparison to 2023, reflecting the Company’s strong performance and the individual contributions of the NEOs to that performance. These awards were determined principally by evaluating the Company’s ROE. Other metrics are utilized to inform the Compensation Committee about the industry-specific and general economic environment in which these results were achieved.

The potential dollar value of LTIP awards granted to our NEOs in 2024 were unchanged from their 2023 amounts. The potential dollar value of performance-based RSUs granted in 2024 to Messrs. Rob and Wm. Berkley were unchanged from their 2023 amounts, Mr. Baio’s 2024 RSU grant increased by 10% from 2023, and Ms. Sgaglione and Mr. Shiel were not granted RSUs in 2024 due to their planned tenure with the Company. These awards are intended primarily to motivate future long-term performance rather than to differentiate and reward recent performance, so the amounts granted tend not to vary with short-term performance as much as annual incentive awards do.

LTIP awards are at risk and actual amounts earned may be less than their maximum value, depending upon our future performance.

2025 Proxy Statement	57

COMPENSATION DISCUSSION AND ANALYSIS

General Approach. The Compensation Committee makes the determinations concerning NEO compensation. The CEO and the Executive Chairman make initial recommendations to the Compensation Committee with respect to compensation for NEOs other than themselves. The Compensation Committee then makes the final determination.

Base Salary. Base salaries for Messrs. Rob and Wm. Berkley were unchanged from 2023 and base salaries for the other NEOs increased 3% in 2024, as set by the Committee.

Executive Chairman’s Compensation Reflects the

Importance of His Ongoing Role

As Executive Chairman, Mr. Wm. Berkley maintains an active and significant presence in the Company. He continues to provide executive services to the Company by working with senior management to source, evaluate and implement strategic business and investment opportunities that promote long-term stockholder value creation. In addition, he continues to work actively to recruit and develop talent, enhance intellectual capital and corporate culture and provide corporate memory. In conjunction with the CEO, he directs government and industry outreach to inform public policy and provides industry thought leadership. He also provides direction concerning strategic leadership issues.

Name	2024 Annual Base Salary	2023 Annual Base Salary

Mr. Rob Berkley	$1,086,800	$1,086,800

Mr. Wm. Berkley	$1,086,800	$1,086,800

Mr. Baio	$727,613	$706,420

Mr. Shiel	$727,613	$706,420

Mr. Welt(1)	$727,613

Ms. Sgaglione(2)	$727,613	$706,420

(1)

Mr. Welt was not a named executive officer for the fiscal year ended December 31, 2023 and therefore, in accordance with SEC regulations, only compensation information for the fiscal year ended December 31, 2024 is included.

(2)	Ms. Sgaglione is not considered an NEO under the Securities and Exchange Commission’s compensation disclosure rules.

Annual Cash Incentive Awards.

After the close of the year, the Compensation Committee, with the input of the CEO and the Executive Chairman and performance information for the Company’s compensation peer group provided by Meridian, evaluated the Company’s performance across all established measures. Overall, the Compensation Committee determined that the Company’s performance in 2024 was strong despite industry-wide catastrophe losses.

For awards for the CEO and Executive Chairman, the Compensation Committee considered ROE and the supplemental performance measures set forth below. The CEO and the Executive Chairman made recommendations to the Compensation Committee concerning annual incentive payments for the NEOs other than themselves. These awards were based on an evaluation of the Company’s ROE and supplemental performance measures (primarily in comparison to the compensation peer group and industry), and the award levels relative to prior-year awards. Each NEO’s individual accomplishments and contributions to the Company’s results were also evaluated. This additional subjective evaluation is not based on any specific pre-determined criteria and generally will not impact the award levels, either positively or negatively, except in cases of extraordinary performance. No adjustments based on extraordinary individual performance were made to the annual cash incentive award amounts.

58	W. R. Berkley Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Observations regarding performance in relation to the principal criteria considered by the Compensation Committee to assist its annual cash incentive award decision-making are summarized in the table below:

	Objective	2024 Observations	2024 Performance

ROE (1)	15% ROE over the long term	The Company performed strongly, reporting profitable growth in an improving rate environment for most lines of business, despite persistent social inflation and a high level of industry-wide catastrophe losses.	23.6% compared to 20.5% in 2023

Combined Ratio	95% or less (absent a major catastrophe) and better than the industry average over the long term	Record underwriting income. The Company’s combined ratio was 6.3 points better than the property casualty insurance industry of 96.6%. (2)	90.3% compared to 89.7% in 2023

Net Investment Income	Stable fixed-maturity portfolio income and higher long-term alternative asset yield	Growing fixed-maturity income drove a 26.6% increase in net investment income. The Company increased its portfolio duration to 2.6 years from 2.4 years in 2023. The fixed-maturity portfolio is positioned to manage the uncertain interest rate environment.	$1.3B compared to $1.1B in 2023; Investment yield 4.6%

Net Investment Gains	A regular stream of capital gains from alternative investments, within acceptable risk limits	The Company reported investment gains as the value of its equity securities increased.	$118M compared to $47M in 2023 (pre-tax)

Earnings Per Share	Year over year growth	Earnings per diluted share increased compared to 2023 due to record underwriting results and record net investment income.	$4.36 compared to $3.37 in 2023

Growth in Book Value Per Share Before Dividends and Share Repurchases	Year over year growth before changes in accumulated other comprehensive income (“AOCI”)	Positively affected by operating earnings and the impact of a modest annual decline in interest rates on the book value of our fixed-maturity portfolio.	23.5% growth compared to 25.5% in 2023

Investments In New Businesses and Opportunities	Creatively address new businesses and opportunities when market conditions permit	Established a branch of Berkley Insurance Company in India to allow Berkley Insurance Asia to further expand its presence in the region	One new business

Management Consistency	Stability among senior management and smooth transitions	Effected smooth successions in key leadership positions. Continued to enhance management, leadership and succession development programs.	No unplanned turnover in senior positions
(1)	ROE data based on beginning of year stockholders’ equity.
(2)	Property casualty insurance industry combined ratio data from A.M. Best.

The Company’s three-year average ROE ranked in the 95th percentile of our compensation peer group.

The annual cash incentive awards paid for 2024 are summarized in the table below:

Name	2024 Annual Cash Incentive Award	2023 Annual Cash Incentive Award	Change From 2023

Mr. Rob Berkley(1)	$7,500,000	$6,500,000	15.4%

Mr. Wm. Berkley(1)	$7,500,000	$6,500,000	15.4%

Mr. Baio(1)	$1,100,000	$ 950,000	15.8%

Mr. Shiel(1)	$1,100,000	$ 950,000	15.8%

Mr. Welt(2)	$1,100,000

Ms. Sgaglione(1)(3)	$1,100,000	$ 950,000	15.8%
(1)	The 2023 and 2024 annual cash incentive awards for these individuals were made under the Annual Incentive Compensation Plan.
(2)

Mr. Welt received discretionary bonuses in 2023 and 2024 and did not participate in the Annual Incentive Compensation Plan. Mr. Welt was not a named executive officer for the fiscal year ended December 31, 2023 and therefore, in accordance with SEC regulations, only compensation information for the fiscal year ended December 31, 2024 is included.

(3)	Ms. Sgaglione is not considered an NEO under the Securities and Exchange Commission’s compensation disclosure rules.

2025 Proxy Statement	59

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentives.

In general, the performance-based RSU awards, as well as the LTIP awards, are sized taking into consideration that (i) the purpose of the awards is primarily to incentivize future performance rather than to differentiate and reward immediate past performance, so they will not vary significantly in grant date amounts from year to year, and (ii) NEOs with similar level of responsibility should receive similarly sized awards.

Performance-Based Restricted Stock Units. RSU awards with performance-based vesting conditions were granted to our NEOs in 2024. Each NEO received a target number of performance-based RSUs divided into three tranches. Each tranche may be earned based on the Company’s three-year average ROE performance for the three-year periods ending on each of June 30, 2027, 2028, and 2029, compared to the rate on the five-year U.S. Treasury Note (“T-Note”) as of June 28, 2024 of 4.377%, as follows:

Excess ROE (1) ( i.e. , Average ROE Less the T-Note Rate)	Percentage of Target RSUs That Will Be Earned

Less than 500 basis points	0%

500 basis points	80%

633 basis points	90%

766 basis points	100% (target)

900 or more basis points	110%
(1)

For any Excess ROE performance between 500 and 900 basis points, linear interpolation will be used to determine the vesting fraction. For performance-based RSU awards, “Average ROE” is defined as net income from continuing operations divided by beginning-of-year stockholders’ equity, measured quarterly and averaged over the performance period.

The Compensation Committee chose ROE as the performance measure for 2024 performance-based RSU awards because it is a key performance indicator in our industry closely watched by investors. The Compensation Committee believes that using ROE for both these performance-based RSUs and as a primary metric to determine annual cash incentive awards is appropriate because the metric is well aligned with stockholder interests and because the Compensation Committee believes there is adequate balance with other performance criteria in both the Annual Incentive Compensation Plan (through the Compensation Committee’s use of negative discretion and review of multiple supplemental measures) and the long-term plan (with the LTIP focus on adjusted book value). The Compensation Committee decided to keep the same payout scale for the 2024 awards that it used in 2023. Under the payout scale set by the Compensation Committee, any excess ROE less than 500 basis points over the June 30 T-Note rate, for the year of grant, would result in no payout.

60	W. R. Berkley Corporation

COMPENSATION DISCUSSION AND ANALYSIS

In 2024, the target number of performance-based RSU awards to our NEOs were as follows (more detail is found in the 2024 Grants of Plan-Based Awards table on pages 70-71):

Name	Target Number of 2024 Performance-Based RSUs Awarded	Grant Date Fair Value of Target Number of 2024 Performance-Based RSUs Awarded	Grant Date Fair Value of Target Number of 2023 Performance-Based RSUs Awarded

Mr. Rob Berkley	60,607	$3,500,000	$3,500,000

Mr. Wm. Berkley	60,607	$3,500,000	$3,500,000

Mr. Baio	9,524	$ 550,000	$ 500,000

Mr. Shiel	—	$ —	$ 500,000

Mr. Welt(1)	9,524	$ 550,000

Ms. Sgaglione(2)	—	$ —	$ 500,000

(1)

Mr. Welt was not a named executive officer for the fiscal year ended December 31, 2023 and therefore, in accordance with SEC regulations, only compensation information for the fiscal year ended December 31, 2024 is included.

(2)	Ms. Sgaglione is not considered an NEO under the Securities and Exchange Commission’s compensation disclosure rules.

In 2024, the following performance-based RSU grants vested at 110% of target level performance: (i) the third tranche of the 2019 grant, (ii) the second tranche of the 2020 grant and (iii) the first tranche of the 2021 grant. All of these vested awards have been mandatorily deferred (except for shares withheld to pay certain taxes). (More detail is found in the Stock Vested in 2024 table on page 73).

LTIP Awards. Cash-denominated LTIP awards were granted in 2024 and will be earned based on growth in book value per share over the 2024-2028 period. The 2024 awards were structured similarly to awards made in prior years: units have no value at grant, but may gain in value during the subsequent five-year period based on growth in book value per share. If book value per share were to remain unchanged or decrease at the end of the five-year period, the earned value of an award would be zero. For the 2024 awards, the maximum LTIP unit value of $100 will be earned only for a 12.5% average annual increase in book value per share (as defined in the 2024 LTIP agreement), which implies a value for book value per share of $38.89 (from an opening value of $21.58), by the end of 2028. The Compensation Committee elected to set the performance requirement at 12.5% for the 2024 LTIP award, as it did in 2023. The Compensation Committee reviews the growth rate annually for new grants to set an appropriately rigorous performance target in light of interest rates and other factors and believes this performance hurdle is appropriate because it:

➢	Represents a challenging performance goal relative to actual book value per share growth in recent years to achieve the potential maximum value;

➢	Reflects the current operating environment for property casualty insurance companies; and

➢	Motivates our NEOs to pursue long-term goals aligned with stockholders’ interests while avoiding incentives for our NEOs to take excessive risks.

2025 Proxy Statement	61

COMPENSATION DISCUSSION AND ANALYSIS

In 2024, the NEOs were granted LTIP awards in the following amounts (more detail is found in the 2024 Grants of Plan-Based Awards table on pages 70-71):

Name	Number of 2024 LTIP Units Granted	Number of 2023 LTIP Units Granted

Mr. Rob Berkley	38,500	38,500

Mr. Wm. Berkley	38,500	38,500

Mr. Baio	5,000	5,000

Mr. Shiel	5,000	5,000

Mr. Welt(1)	5,000

Ms. Sgaglione(2)	5,000	5,000

(1) Mr. Welt was not a named executive officer for the fiscal year ended December 31, 2023 and therefore, in accordance with SEC regulations, only compensation information for the fiscal year ended December 31, 2024 is included.

(2) Ms. Sgaglione is not considered an NEO under the Securities and Exchange Commission’s compensation disclosure rules.

The 2024 LTIP award amounts to all NEOs were unchanged compared to 2023.

The levels of performance required to produce a maximum payout remain rigorous. For the last four completed LTIP cycles, the payouts as a percentage of maximum potential value were as follows:

	2017 – 2021 Cycle	2018 – 2022 Cycle	2019 – 2023 Cycle	2020 – 2024 Cycle

Payout (% of Maximum)	98%	100%	100%	100%

For LTIP awards currently outstanding, the accrued payout values as of December 31, 2024 as a percentage of the maximum potential value are summarized as follows:

	2021 – 2025 Cycle	2022 – 2026 Cycle	2023 – 2027 Cycle	2024 – 2028 Cycle

Years Completed in 5-Year Cycle	4	3	2	1

Accrued Value as of December 31, 2024 (% of Maximum)	100%	89%	52%	26%

Amounts accrued under open LTIP cycles are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table in the year that the amounts are accrued (as required by SEC rules, even though the awards are not paid out until the end of the cycle, and may be forfeited or not earned). The values for 2024 in the Summary Compensation Table on pages 69-70 include amounts accrued in 2024 under the five performance cycles that were open during the year.

62	W. R. Berkley Corporation

COMPENSATION DISCUSSION AND ANALYSIS

Severance and Change in Control Benefits

The Company generally does not have any contracts, agreements, plans or arrangements that provide for severance or similar payments to the NEOs at, following, or in connection with any termination of employment (other than the benefits noted above in the discussion of the Executive Chairman’s Supplemental Benefits Agreement). However, the following agreements provide for certain benefits upon specific termination events:

Termination Event	Treatment

Death or Disability

➢ Performance-Based RSUs: Vest pro-rata based on the portion of the performance period completed, assuming target performance.

➢ LTIP: Earned value determined as of the last completed fiscal year-end, and distributed in cash within 180 days.

Termination for Cause	➢ All Awards: Forfeit unvested portion.
Other Termination (For change in control, see paragraphs below)

➢ Performance-Based RSUs: Forfeit unvested portion.

➢ LTIP: For termination due to eligible retirement or by the Company for other than cause, earned value determined as of the last completed fiscal-year end, and distributed in cash within 180 days. For other terminations, forfeit.

The prospect of a change in control of the Company can cause significant distraction and uncertainty for executive officers, including NEOs. Therefore, the Compensation Committee believes that appropriate change in control provisions are important tools for aligning executive officers’ interests with those of stockholders, in change in control scenarios. These provisions allow our executive officers to focus on strategic transactions that are in the best interest of our stockholders without undue concern regarding the effect of such transactions on their continued employment.

RSU and LTIP awards include “double trigger” treatment upon a change in control. If the holder’s employment is terminated by the Company without “cause” or by the holder for “good reason” (each as defined in the award agreements) within 18 months following the change in control, the unvested RSUs will vest (in an amount corresponding to an assumed achievement of “target” performance, for performance-based RSUs) and the value of LTIP awards will be determined and fixed as of the end of the fiscal year prior to the termination. However, in the limited circumstances that LTIP awards are not assumed or substituted in connection with a change in control, then the value of LTIP awards will be determined and fixed as of the end of the fiscal year prior to the change in control.

For additional detail, see “Executive Compensation — Potential Payments Upon Termination or Change in Control” on pages 74-77 below.

2025 Proxy Statement	63

COMPENSATION DISCUSSION AND ANALYSIS

Other Policies and Considerations

The Company maintains other policies and practices related to executive compensation and governance, including the following:

➢	Stock Ownership. Our NEOs are required to hold shares in the following amounts:

–	CEO: 10 times base salary

–	Executive Chairman: 10 times base salary

–	Other NEOs: 3 times base salary

The Board’s policy requires significant stock ownership by our NEOs, and prohibits pledging of shares used to satisfy our NEO stock ownership requirements or any hedging.

All of our NEOs hold stock well in excess of their guideline amounts as noted in the following table.

Eligible Shares Owned for Purposes of Stock Ownership Guidelines

Name	Guideline	Guideline (# of Shares)(1)	Eligible Shares Owned – as of 04/17/2025(2)		Eligible Shares Owned (% of Guideline)

Mr. Rob Berkley	10x base salary		5,792,821		%

Mr. Wm. Berkley	10x base salary		76,922,831		%

Mr. Baio	3x base salary		[220,197	]	%

Mr. Shiel	3x base salary		991,065		%

Mr. Welt	3x base salary		[209,086	]	%

Ms. Sgaglione(3)	3x base salary		[234,273	]	%

(1)	Based on the April 17, 2025 closing stock price of $_____ as reported by the NYSE.
(2)	Based on shares that are owned by the NEO (as described below), less any pledged shares.
(3)	Ms. Sgaglione is not considered an NEO under the Securities and Exchange Commission’s compensation disclosure rules.

Shares counted toward meeting these ownership guidelines include: shares that are owned by the executive; shares that are beneficially owned by the executive, such as shares in “street name” through a broker or shares held in trust; shares underlying vested deferred RSUs; and other unvested or vested deferred equity awards denominated in common stock, excluding pledged shares and unvested performance-based RSUs. An executive has five years from the date of becoming an NEO to come into compliance with the guidelines.

➢

Tax and Accounting Considerations. When reviewing compensation matters, the Compensation Committee considers the anticipated tax and accounting treatment of various payments and benefits to the Company and, when relevant, to its executives. As a result of passage of the Tax Cuts and Jobs Act of 2017 (the “Tax Cuts and Jobs Act”), compensation in excess of $1 million paid to our NEOs will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017. The Compensation Committee does not limit executive compensation to the amount deductible under the Code. Rather, it considers the available alternatives and acts to preserve the deductibility of compensation to the extent reasonably practicable and consistent with its other compensation objectives. As noted above, RSU awards are mandatorily deferred upon vesting (except

64	W. R. Berkley Corporation

COMPENSATION DISCUSSION AND ANALYSIS

for shares withheld to pay certain taxes), so tax-deductibility of awards granted prior to November 2, 2017 may be preserved even for legacy time-vested awards based on grandfathering of the agreements.

Section 409A of the Code requires programs that allow executives to defer a portion of their current income — such as the Deferred Compensation Plan for Officers — to meet certain requirements regarding risk of forfeiture and election and distribution timing (among other considerations). Section 409A of the Code requires that “nonqualified deferred compensation” be deferred and paid under plans or arrangements that satisfy the requirements of the statute with respect to the timing of deferral elections, timing of payments and certain other matters. Accordingly, as a general matter, it is the Company’s intention to design and administer its compensation and benefits plans and arrangements for all of its employees and other service providers, including its NEOs, so that they are either exempt from, or satisfy the requirements of, Section 409A of the Code.

The Company accounts for stock-based compensation in accordance with FASB ASC Topic 718, Compensation — Stock Compensation, which requires the Company to recognize compensation expense for share-based payments (including RSUs).

2025 Proxy Statement	65

COMPENSATION COMMITTEE REPORT

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

Compensation Committee

Mary C. Farrell, Chairwoman

Ronald E. Blaylock

Daniel L. Mosley

April  , 2025

The above report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and together with the Securities Act, the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

66	W. R. Berkley Corporation

DISCUSSION OF RISK AND COMPENSATION PLANS

Discussion of Risk and Compensation Plans

The Company has implemented a variety of practices, policies, and incentive design features that are intended to discourage employees from taking unnecessary or excessive risks. As a result, the Compensation Committee believes that risks arising from the Company’s compensation policies and practices for its employees are not reasonably likely to have a material adverse effect on the Company. These practices, policies and incentive design features include:

➢	Multi-year equity vesting and multi-year performance periods (discussed on pages 51-53).

➢	Non-formulaic performance-based annual cash incentive awards (discussed on pages 48-50).

➢	Forfeiture or Clawback practices (discussed on pages 51-53).

➢	Stock ownership guidelines for NEOs (discussed on page 64).

➢	Review of pledging of shares by Executive Chairman (discussed below).

➢	Unsecured and unfunded deferred compensation program (discussed on page 53).

➢	Prohibition on hedging and restrictions on pledging of shares held by executives (discussed on page 52).

➢	Mandatory deferral of vested RSUs (with shares not being delivered until separation from service) for all NEOs and other senior officers (discussed on page 51-53).

As part of its contribution to risk oversight, the Compensation Committee annually reviews the pledging of shares by the Executive Chairman and reports to the Board of Directors. The Compensation Committee has noted that Mr. Wm. Berkley:

1)  Has not sold a share of the Company’s stock since 1969, other than in connection with cashless exercises of stock options or to cover taxes on vested restricted stock units from time to time; and

2)  Has a strong track record of managing his pledged shares through all economic environments, including the 2008-2009 financial crisis; he has never been required to sell any shares.

Our policy generally prohibits pledging of shares, including those used in fulfillment of stock ownership guidelines. No NEO other than Mr. Wm. Berkley, our founder and Executive Chairman, has ever pledged any shares. The Executive Chairman’s pledging is a unique circumstance given that he is the Company’s founder and has served as its Chairman for more than 55 years.

Mr. Wm. Berkley’s pledging actions are not designed to shift or hedge any economic risk associated with his ownership of the Company’s shares. He has pledged shares from time to time because he did not want to reduce his significant ownership stake and weaken his alignment with the Company’s stockholders.

2025 Proxy Statement	67

DISCUSSION OF RISK AND COMPENSATION PLANS

Mr. Wm. Berkley holds approximately 78 million unpledged shares with a market value of $ billion as of April 17, 2025, which represents   times the Company’s stock ownership guidelines for the Executive Chairman. The Compensation Committee and the Board of Directors review the amount pledged annually and are comfortable that, due to Mr. Wm. Berkley’s overall financial position, including the unpledged shares that represent more than 90% of his total ownership, his pledging of a portion of his shares does not create a material risk to the Company. Recognizing the steps Mr. Wm. Berkley has taken to significantly reduce the number of his pledged shares and his very substantial amount of unpledged shares, the Compensation Committee has determined that requiring Mr. Wm. Berkley to completely eliminate his pledging could have an adverse impact on the Company and its stockholders if he were to sell the shares. Accordingly, the Compensation Committee reaffirmed its belief that it would not be in the Company’s best interest for its Executive Chairman to sell shares of the Company to further reduce his pledged shares.

Mr. Wm. Berkley has significantly reduced the number of shares pledged by approximately 88% (54.5 million shares) since 2011, including a reduction of more than 1.5 million shares since April 2024.

His pledged shares represent  % of total shares outstanding as of April 17, 2025, down from 13.0% as of March 2011.

68	W. R. Berkley Corporation

EXECUTIVE COMPENSATION

Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation awarded to and earned during 2024 by the Chief Executive Officer of the Company, the Chief Financial Officer of the Company and the three other highest paid executive officers of the Company in 2024, 2023 and 2022. We are providing voluntary disclosure for Ms. Sgaglione due to her position as Executive Vice President even though she is not an NEO under the SEC’s compensation disclosure rules. In her role as Executive Vice President, Ms. Sgaglione has oversight over certain of the Company’s operational activities.

Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)	Total ($)

W. Robert Berkley, Jr.	2024	1,086,800	—	3,850,044	11,696,675	737,714(5)(6)	17,371,233
President and Chief	2023	1,086,800	—	3,850,025	11,198,400	678,341	16,813,566
Executive Officer	2022	1,047,800	—	3,850,038	11,180,910	628,114	16,706,862

William R. Berkley	2024	1,086,800	—	3,850,044	11,696,675	1,017,344(5)(6)	17,650,863
Executive Chairman	2023	1,086,800	—	3,850,025	11,198,400	977,990	17,113,215
of the Board	2022	1,047,800	—	3,850,038	11,180,910	830,334	16,909,082

Richard M. Baio	2024	724,081	—	604,984	1,644,135	92,050(6)	3,065,250
Executive Vice President —	2023	706,420	—	550,013	1,556,515	89,930	2,902,878
Chief Financial Officer	2022	681,070	—	550,052	1,499,838	84,488	2,815,448

James G. Shiel	2024	724,081	—	—	1,644,135	225,362(6)	2,593,578
Executive Vice President —	2023	706,420	—	550,013	1,556,515	217,163	3,030,111
Investments	2022	681,070	—	550,052	1,517,410	115,213	2,863,745

Philip S. Welt(7)	2024	724,081	1,100,000(8)	604,984	544,135	135,007(6)	3,108,207
Executive Vice President

Lucille T. Sgaglione	2024	724,081	—	—	1,644,135	109,097(6)	2,477,313
Executive Vice President	2023	706,420	—	550,013	1,556,515	106,249	2,919,197
	2022	681,070	—	550,052	1,517,410	96,827	2,845,359

(1)	This column reflects each NEO’s and Ms. Sgaglione’s principal position as of the date of this proxy statement.
(2)	Any amounts deferred, whether pursuant to a plan established under Section 401(k) of the Code or otherwise, are included for the year in which the amount was earned.
(3)	This column represents the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation.

For 2024, all of the stock awards reported in the Stock Awards column are performance-based RSUs. The grant date fair value of performance-based RSUs is based on the probable outcome of the performance-related component. The amounts in the table above assume that on the grant date of the awards the highest level of performance was probable and therefore such amounts represent the maximum potential value of the awards. For performance-based RSUs, fair value is calculated using the average of the high and low prices of the Company’s common stock reported by the NYSE on the date of grant. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

For additional information relating to the valuation assumptions with respect to the prior year grants, refer to note 22 of the Company’s consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be recognized by the NEOs or Ms. Sgaglione, which depends on the extent to which the RSUs are earned and the market value of the Company’s common stock on a date in the future when the RSUs are settled.

(4)

This column includes the dollar amount of annual cash incentive awards earned by Messrs. Rob Berkley, Wm. Berkley, Baio and Shiel, and Ms. Sgaglione for performance during 2024 under the Annual Incentive Compensation Plan of $7.5 million, $7.5 million, $1.1 million, $1.1 million and $1.1 million, respectively. These awards were paid in March 2025. This column also includes the dollar amounts contingently earned during 2024 with respect to awards granted to each of the NEOs and Ms. Sgaglione prior to 2025 pursuant to the LTIP, subject to the terms and conditions of the individual LTIP agreements. See the 2024 Grants of Plan-Based Awards table below for information relating to the Annual Incentive Compensation Plan. For additional information on the LTIP, refer to note 23 of the Company’s consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC.

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EXECUTIVE COMPENSATION

(5)

This amount includes (i) Company director fees of $104,000 and 3,801 shares of the Company’s common stock awarded to directors on June 12, 2024, having a grant date fair value of $52.635 (calculated using the average of the high and low prices of the Company’s common stock reported on the NYSE on the day preceding the date of grant), payable to each of Messrs. Rob Berkley and Wm. Berkley; (ii) the incremental cost to the Company related to personal use of Company-owned aircraft by Mr. Rob Berkley of $300,472 and Mr. Wm. Berkley of $180,821; and (iii) for Mr. Wm. Berkley only, secretarial and administrative assistant expenses of $229,511. To increase productivity and for reasons of security and personal safety, the Board of Directors has required Messrs. Rob Berkley and Wm. Berkley to use Company-owned or non-commercial aircraft for all air travel. The methodology used to calculate the cost to the Company is based on the aggregate incremental variable trip-related costs, including the cost of fuel, on-board catering, landing and parking fees, flight crew travel expenses, and ground transportation costs. Since the corporate aircraft are used primarily for business travel, the methodology excludes fixed costs which do not change based on usage, such as pilots’ and other employees’ salaries, purchase costs of the aircraft, aircraft maintenance, and hangar expenses.

(6)

For Messrs. Rob Berkley, Wm. Berkley, Baio, Shiel and Welt, and Ms. Sgaglione, this amount includes Company contributions to the Profit-Sharing Plan of $41,400 each, and payments under the Benefit Replacement Plan of $89,016, $89,016, $45,490, $45,490, $45,490 and $45,490, respectively. For Mr. Rob Berkley this amount includes premiums of $2,760 for term life insurance, for Mr. Baio this amount includes premiums of $5,160 for term life insurance, for Mr. Welt this amount includes premiums of $15,240 for term life insurance, for Mr. Wm. Berkley and Ms. Sgaglione their amounts each include premiums of $12,360 for term life insurance and for Mr. Shiel this amount includes premiums of $15,240 for term life insurance. For Messrs. Wm. Berkley, Shiel and Welt and Ms. Sgaglione, this amount includes earnings that were deferred pursuant to the Company’s Deferred Compensation Plan for Officers in the amount of $160,170, $123,232, $32,877 and $9,847, respectively. For additional information regarding these deferred amounts, see “—Non-Qualified Deferred Compensation” below. Pursuant to SEC rules, dividend equivalents on vested and deferred RSUs are not required to be reported because the amounts of future dividends are factored into the grant date fair value of the awards (and such dividend equivalents have been excluded from the amounts reported under the column “All Other Compensation”).

(7)

Mr. Welt was not a named executive officer for the fiscal years ended December 31, 2023 and 2022 and therefore, in accordance with SEC regulations, only compensation information for the fiscal year ended December 31, 2024 is included in the Summary Compensation Table.

(8)	This amount represents the discretionary annual cash incentive bonus paid to Mr. Welt for 2024.

Plan-Based Awards

The following table shows information regarding awards granted to the NEOs and Ms. Sgaglione in 2024 (portions of which are reflected to the extent required in the Summary Compensation Table):

2024 Grants of Plan-Based Awards

Name	Units (#)	Plan Name (Grant Date)	Estimated Possible and Future Payouts Under Non-Equity Incentive Plan Awards Maximum ($)		Estimated Possible and Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Performance- Based RSU Awards(3) ($)
					Threshold (#)	Target (#)	Maximum (#)
W. Robert Berkley, Jr.		Annual Incentive Compensation Plan	10,000,000	(1)
	38,500	2019 Long Term Incentive Plan	3,850,000	(2)
	60,607	2018 Stock Incentive Plan (08/15/2024 Grant Date)			48,486	60,607	66,668	3,850,044
William R. Berkley		Annual Incentive Compensation Plan	10,000,000	(1)
	38,500	2019 Long Term Incentive Plan	3,850,000	(2)
	60,607	2018 Stock Incentive Plan (08/15/2024 Grant Date)			48,486	60,607	66,668	3,850,044
Richard M. Baio		Annual Incentive Compensation Plan	2,106,475	(1)
	5,000	2019 Long Term Incentive Plan	500,000	(2)
	9,524	2018 Stock Incentive Plan (08/15/2024 Grant Date)			7,619	9,524	10,476	604,984
James G. Shiel		Annual Incentive Compensation Plan	2,106,475	(1)
	5,000	2019 Long Term Incentive Plan	500,000	(2)
	—	2018 Stock Incentive Plan (08/15/2024 Grant Date)			—	—	—	—

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EXECUTIVE COMPENSATION

Name	Units (#)	Plan Name (Grant Date)	Estimated Possible and Future Payouts Under Non-Equity Incentive Plan Awards Maximum ($)		Estimated Possible and Future Payouts Under Equity Incentive Plan Awards			Grant Date Fair Value of Performance- Based RSU Awards(3) ($)
					Threshold (#)	Target (#)	Maximum (#)
Philip S. Welt	5,000	2019 Long Term Incentive Plan	500,000	(2)
	9,524	2018 Stock Incentive Plan (08/15/2024 Grant Date)			7,619	9,524	10,476	604,984
Lucille T. Sgaglione		Annual Incentive Compensation Plan	2,106,475	(1)
	5,000	2019 Long Term Incentive Plan	500,000	(2)
	—	2018 Stock Incentive Plan (08/15/2024 Grant Date)			—	—	—	—

(1)

Because of the nature of these awards, there is no target or minimum threshold performance level for the awards. As such, the “Threshold” and “Target” columns have been omitted from this table. These amounts represented the potential maximum value of the annual cash incentive awards for 2024 under the Annual Incentive Compensation Plan (“AICP”), which was, for each of Messrs. Rob Berkley and Wm. Berkley, 1.5% of the Company’s pre-tax income, as defined in the AICP, and for each of Messrs. Baio and Shiel and Ms. Sgaglione, 0.1% of the Company’s pre-tax income as defined in the AICP, in each case subject to a cap of $10 million per individual. The amount of annual cash incentive award actually awarded for the year, however, is determined by the Compensation Committee, which may exercise discretion to pay less (but not more) than the maximums. For 2024, the Compensation Committee exercised its discretion to award lesser amounts under the plan and the actual amount of annual cash incentive awards paid to Messrs. Rob Berkley, Wm. Berkley, Baio and Shiel and Ms. Sgaglione for their performance during 2024 under the AICP was $7.5 million, $7.5 million, $1.1 million, $1.1 million and $1.1 million, respectively (representing 75%, 75%, 52%, 52% and 52%, respectively, of their maximum potential awards), and such amounts are reported in the Non-Equity Incentive Plan Compensation column of the Summary Compensation Table.

(2)

Each of these LTIP awards had no value at the time of grant. Because of the nature of the LTIP award design, there is no target or minimum threshold performance level. As such, the “Threshold” and “Target” columns have been omitted from this table. In order to earn the maximum value for each LTIP unit, a 12.5% average annual increase in book value per share, as defined in the LTIP agreement, must be attained over the five-year period. The future payout value for each LTIP unit is determined by multiplying the amount by which the ending per-share book value of the Company’s common stock exceeds the beginning per-share book value of the Company’s common stock over the five-year performance period by a factor of 5.778, subject to a maximum per-LTIP unit value of $100.00. The aggregate dollar value of the award to each NEO and Ms. Sgaglione at payout will be the product of that per-LTIP unit value and the number of LTIP units awarded to the NEO or Ms. Sgaglione. The dollar value of the awards will be paid to the executives at the end of the five-year performance period, subject to earlier payout of the earned value (i) upon death or a termination of employment on account of disability or eligible retirement, by the Company without cause, or, following a change in control, by the NEO or Ms. Sgaglione for good reason, or (ii) upon a change in control if the LTIP units are not assumed or substituted in connection with such change in control, in each case where such earned value will be based on the per-LTIP unit value as of the end of the fiscal year immediately preceding the year in which such death, termination or change in control occurs. LTIP units will be forfeited if certain continued employment conditions are not satisfied through the end of the performance period. LTIP units may also be forfeited or subject to recapture if such executive engages in misconduct or violates certain provisions of the award during the performance period and for two years following their separation from service, and is subject to SEC- required clawback rules and NYSE listing standards.

(3)

This column represents the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718, Compensation — Stock Compensation. The performance-based RSUs provide an opportunity for NEOs and Ms. Sgaglione to receive shares of the Company’s common stock if a performance measure is met for three separate three-year performance periods (over five years) beginning in 2024, 2025, and 2026. For each performance period, if the minimum performance measure is not met, no award is earned. If at least the minimum performance requirement is attained, award payouts can range from 80% to 110% of the target number of shares. The grant date fair value of performance-based RSUs is based on the probable outcome of the performance-related component. The amounts in the table above assume that on the grant date of the awards the highest level of performance was probable and therefore such amounts represent the maximum potential value of the awards. For performance-based RSUs, fair value is calculated using the average of the high and low prices of the Company’s common stock reported on the NYSE on the date of grant. These performance-based RSUs vest, to the extent earned, at the end of each three-year performance period, with a total period of five years required for awards to vest in full. After vesting, settlement of the RSUs is mandatorily deferred until 180 days following the NEO’s or Ms. Sgaglione’s separation from service with the Company. An NEO’s or Ms. Sgaglione’s performance-based RSUs will be forfeited if certain continued employment conditions are not satisfied through the end of the performance period. An NEO’s or Ms. Sgaglione’s performance-based RSUs may also be forfeited or subject to recapture if such executive engages in misconduct or violates certain provisions of the award during the performance period and for one year following their separation from service, and is subject to SEC- required recapture rules and NYSE listing standards. For additional information regarding performance-based RSUs, see above under the heading “Compensation Discussion and Analysis — Additional Design Information — Long Term Incentives” on pages 51-53. For additional information relating to the valuation assumptions with respect to the grants, refer to note 23 of the Company’s consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC. These amounts reflect the Company’s accounting expense for these awards and do not necessarily correspond to the actual value that will be received by the NEOs and Ms. Sgaglione.

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EXECUTIVE COMPENSATION

Outstanding Equity Awards

The following table provides information on the holdings of unvested stock awards by the NEOs and Ms. Sgaglione as of December 31, 2024. This table includes only stock awards, as no NEO nor Ms. Sgaglione held any option awards as of December 31, 2024. Each equity grant is shown separately for each NEO and Ms. Sgaglione. The market value of the stock awards is based on the closing market price of the Company’s stock as of December 31, 2024, which was $58.52 as reported on the NYSE.

Outstanding Equity Awards at Fiscal 2024 Year-End

Name	Stock Award Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

W. Robert Berkley, Jr.	08/15/2020			39,787	2,328,335

	08/15/2021			70,619	4,132,624

	08/15/2022			79,813	4,670,657

	08/15/2023			83,149	4,865,879

	08/15/2024			60,607	3,546,722

William R. Berkley	08/15/2020			39,787	2,328,335

	08/15/2021			70,619	4,132,624

	08/15/2022			79,813	4,670,657

	08/15/2023			83,149	4,865,879

	08/15/2024			60,607	3,546,722

Richard M. Baio	08/15/2020			5,815	340,294

	08/15/2021			10,090	590,467

	08/15/2022			11,403	667,304

	08/15/2023			11,879	695,159

	08/15/2024			9,524	557,344

James G. Shiel	08/15/2020			5,815	340,294

	08/15/2021			10,090	590,467

	08/15/2022			11,403	667,304

	08/15/2023			11,879	695,159

Philip S. Welt	08/15/2020			5,815	340,294

	08/15/2021			10,090	590,467

	08/15/2022			11,403	667,304

	08/15/2023			11,879	695,159

	08/15/2024			9,524	557,344

Lucille T. Sgaglione	08/15/2020			5,815	340,594

	08/15/2021			10,090	590,467

	08/15/2022			11,403	667,304

	08/15/2023			11,879	695,159

72	W. R. Berkley Corporation

EXECUTIVE COMPENSATION

(1)

Represents performance-based RSUs, which represent the right to receive one share of common stock, subject to vesting and continued employment requirements. These performance-based RSUs will vest, to the extent earned, at the end of one remaining three-year performance period (over five years) for awards granted in 2020, at the end of two remaining separate three-year performance periods (over five years) for awards granted in 2021, and at the end of three separate three-year performance periods (over five years) for awards granted in 2022, 2023 and 2024, provided the NEO or Ms. Sgaglione remains employed by the Company on the relevant vesting date. For each performance period, at least a portion of these performance-based RSUs will be earned if a minimum performance requirement is met for that performance period. If the minimum performance requirement is not met, no award will be earned. If at least the minimum performance requirement is attained, award payouts can range from 80% to 110% of the target number of shares. After vesting, settlement of the RSUs is mandatorily deferred until 180 days following the NEO’s or Ms. Sgaglione’s separation from service with the Company. The number of the performance-based RSUs reported in the table above have been calculated based on target performance level.

Option Exercises and Stock Vested

We have not awarded stock options since 2004. No NEO nor Ms. Sgaglione holds any option awards, and during the year ended December 31, 2024, no NEO nor Ms. Sgaglione exercised any stock options. The following table shows the stock awards (i.e., RSUs) that vested for all the NEOs and Ms. Sgaglione during 2024.

Stock Vested in 2024

Name	Number of Shares (RSUs) Acquired on Vesting (#)		Pre-Tax Value Realized on Vesting ($)

W. Robert Berkley, Jr.	120,430	(1)	6,954,772(1)

William R. Berkley	120,430	(1)	6,954,772(1)

Richard M. Baio	17,473	(1)	1,009,057(1)

James G. Shiel	17,473	(1)	1,009,057(1)

Philip S. Welt	17,473	(1)	1,009,057(1)

Lucille T. Sgaglione	17,473	(1)	1,009,057(1)

(1)

Represents the aggregate of performance-based RSUs granted on August 15, 2019, August 15, 2020 and August 15, 2021, respectively, that vested at 110% of target level of performance on August 15, 2024 (for which the receipt of the vested shares has been mandatorily deferred until the earlier of the respective NEO’s or Ms. Sgaglione’s separation from service, except for shares withheld to pay certain taxes), when the fair value of the Company’s stock was $57.75 per share. For additional information regarding the deferred RSUs held by the NEOs and Ms. Sgaglione as of December 31, 2024, see “—Non-Qualified Deferred Compensation” below.

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EXECUTIVE COMPENSATION

Non-Qualified Deferred Compensation

The table below provides information on the year-end balances of amounts deferred in prior years by the NEOs and Ms. Sgaglione under the Deferred Compensation Plan for Officers.

Non-Qualified Deferred Compensation for 2024

Name	Executive Contributions in last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Balance at Last FYE ($)(1)(2)

W. Robert Berkley, Jr.	—	—	—

William R. Berkley	—	160,170	3,222,263

Richard M. Baio	—	—	—

James G. Shiel	—	123,232	2,177,708

Philip S. Welt	—	32,877	641,299

Lucille T. Sgaglione	—	9,847	198,113

(1)	These amounts are accrued, but are not secured or funded by the Company.
(2)

Does not include the following vested RSUs (the receipt of which has been mandatorily deferred until the earlier of the respective NEO’s (and Ms. Sgaglione) separation from service or a change in control): Mr. Rob Berkley — 3,074,067 RSUs; Mr. Wm. Berkley — 7,511,309 RSUs; Mr. Baio — 196,168 RSUs; Mr. Shiel — 631,650 RSUs, Mr. Welt – 110,808 RSUs; and Ms. Sgaglione — 225,627 RSUs. These RSUs are fully vested, but delivery of the underlying shares has been mandatorily deferred until the NEO’s or Ms. Sgaglione’s separation of service from the Company in order to align the NEO’s and Ms. Sgaglione’s financial interests with those of the Company’s stockholders during the NEO’s employment.

The amounts set forth in the table above were deferred pursuant to the Company’s Deferred Compensation Plan for Officers in which the NEOs and Ms. Sgaglione are eligible to participate on a voluntary basis. Under the plan, participants are able to elect to defer all or a portion of their base salary, annual cash incentive award, and excess profit-sharing contribution for any year. Amounts deferred into the plan are credited for earnings and losses based on deemed investment in one or more funds, as selected by the eligible officer participant among the options determined by the Company. At the time of the deferral election, amounts may have been deferred until the earlier of (i) a specified date in the future, or (ii) the officer’s separation from service. At the officer’s election made at the time of deferral, the Company will commence payment of the deferred amounts either in a lump sum or in no more than five annual installments beginning generally within 60 days following the date specified for payment or on the date of the officer’s separation from service (subject to a six-month delay to comply with Section 409A of the Code).

Potential Payments Upon Termination or Change in Control

Except as described in “Compensation Discussion and Analysis — Severance and Change in Control Benefits” above with respect to RSUs and LTIP awards, the Company does not have any contracts, agreements, plans or arrangements that provide for severance payments to the NEOs at, following, or in connection with any termination of employment. None of the NEOs nor Ms. Sgaglione has an employment agreement with the Company, and none of them, other than Mr. Wm. Berkley, has a change in control agreement with the Company. The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if a change in control had occurred or if an

74	W. R. Berkley Corporation

EXECUTIVE COMPENSATION

NEO’s or Ms. Sgaglione’s employment had terminated on December 31, 2024. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event and the Company’s stock price.

During the two-year period following Mr. Wm. Berkley’s termination as provided in the Supplemental Benefits Agreement or, if longer, the period that he performs consulting services to the Company or remains Chairman of the Board, he will be entitled to continue to receive certain perquisites, including continued use of a Company plane and a car and driver, in a manner consistent with his prior use of such perquisites. Additionally, for so long as Mr. Wm. Berkley requests, following such termination, the Company is required to provide him with office accommodations and support, including secretarial support, in a manner consistent with that provided prior to such termination. The Company estimates the cost associated with the benefits that are to be provided during the two-year period set forth above to be $642,000 per annum, and that the cost associated with the benefits to be provided upon request would be $255,000 per annum. After his termination, Mr. Wm. Berkley and his spouse are also entitled to receive lifetime health insurance coverage for which the Company estimates the actuarial present value of the cost to be $361,000. The estimated benefit to Mr. Wm. Berkley under the Supplemental Benefits Agreement described above, had he become entitled to receive such benefits upon a change in control occurring on December 31, 2024, does not include any gross-up as provided under the agreement because Mr. Wm. Berkley would not have been subject to the excise tax under Section 4999 of the Code.

The Supplemental Benefits Agreement prohibits Mr. Wm. Berkley from competing against the Company for two years following his resignation of employment other than for “good reason,” during which time Mr. Wm. Berkley has agreed to be available to provide consulting services to the Company.

Please see “Compensation Discussion and Analysis — Severance and Change in Control Benefits” above (including the table on page 63), for a description of the effects, with respect to all the NEOs and Ms. Sgaglione, of a change in control or termination of employment as described in the various plan documents.

The following table provides the value, based upon the Company’s stock price, of RSUs that would become vested (but not the value of any already vested and deferred RSUs that would be settled), as well as the value of all performance units awarded under the LTIP (A) upon a change in control, (B) upon a change in control and termination, (C) if the NEO or Ms. Sgaglione had died or become disabled or (D) if the NEO or Ms. Sgaglione had a qualified retirement or was terminated by the Company for a reason other than cause, in each case as of December 31, 2024.

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EXECUTIVE COMPENSATION

Potential Termination or Change in Control Payments Under RSUs and the LTIP

Name	RSUs ($)(1)	LTIP ($)(2)	Total ($)

W. Robert Berkley, Jr.

Change in Control	—	—	—

Change in Control and Termination	19,544,217	9,187,029	28,731,246

Death or Disability	10,191,686	9,187,029	19,378,715

Qualified Retirement or Other than for Cause Termination	—	9,187,029	9,187,029

William R. Berkley

Change in Control	—	—	—

Change in Control and Termination	19,544,217	9,187,029	28,731,246

Death or Disability	10,191,686	9,187,029	19,378,715

Qualified Retirement or Other than for Cause Termination	—	9,187,029	9,187,029

Richard M. Baio

Change in Control	—	—	—

Change in Control and Termination	2,850,568	1,184,917	4,035,485

Death or Disability	1,467,800	1,184,917	2,652,717

Qualified Retirement or Other than for Cause Termination	—	1,184,917	1,184,917

James G. Shiel

Change in Control	—	—	—

Change in Control and Termination	2,293,223	1,184,917	3,478,140

Death or Disability	1,412,780	1,184,917	2,597,697

Qualified Retirement or Other than for Cause Termination	—	1,184,917	1,184,917

Philip S. Welt

Change in Control	—	—	—

Change in Control and Termination	2,850,568	1,184,917	4,035,485

Death or Disability	1,467,800	1,184,917	2,652,717

Qualified Retirement or Other than for Cause Termination	—	1,184,917	1,184,917

Lucille T. Sgaglione

Change in Control	—	—	—

Change in Control and Termination	2,293,223	1,184,917	3,478,140

Death or Disability	1,412,780	1,184,917	2,597,697

Qualified Retirement or Other than for Cause Termination	—	1,184,917	1,184,917

(1)

The amounts reported in this column include the value of performance-based RSUs, which (i) vest in full upon a termination of the NEO (or Ms. Sgaglione) by the Company without cause or by the NEO (or Ms. Sgaglione) for good reason, in each case within 18 months following a change in control of the Company, and (ii) vest pro-rata upon the NEO’s (or Ms. Sgaglione’s) death or disability. For these purposes, pursuant to the individual award agreements, performance-based RSUs are deemed earned at the target level of performance.

(2)

The amounts reported in this column are based on the value of LTIP units on December 31, 2024, the end of the fiscal year immediately prior to the fiscal year in which the termination or change in control is deemed to have occurred for purposes of this table. Had a change in control or termination occurred on or after January 1, 2025, the LTIP value including the amount earned during 2024 would have been as follows for the NEOs (and Ms. Sgaglione): Mr. Rob Berkley — $9,883,704; Mr. Wm. Berkley — $9,883,704; Mr. Baio — $1,279,052; Mr. Shiel — $1,279,052; Mr. Welt $1,279,052 and Ms. Sgaglione — $1,279,052.

Certain of the NEOs and Ms. Sgaglione participate in the Deferred Compensation Plan for Officers, which permitted the deferral of all or a portion of their base salary, annual cash incentive awards, and excess profit-sharing contribution for any year. The last column of the Non-Qualified Deferred Compensation for 2024 table on page 74 reports each NEO’s and Ms. Sgaglione’s aggregate balance at December 31, 2024. The NEOs and Ms. Sgaglione are entitled to receive the amount in their deferred compensation account in

76	W. R. Berkley Corporation

EXECUTIVE COMPENSATION

the event of a separation from service. The account balances continue to be credited for earnings and losses based on the deemed investment in one or more funds selected by the participant between the separation from service event and the date distributions are made, and therefore amounts payable to the NEOs and Ms. Sgaglione, assuming a separation from service on December 31, 2024, would differ from those shown in the Nonqualified Deferred Compensation table for 2024 to some degree to account for such earnings and losses. Mandatorily deferred RSUs that previously vested will be distributed (except for shares that were withheld to pay certain taxes) to the recipient 180 days following such separation from service.

Director Compensation

Our directors’ interests, like our management’s, are aligned with those of our stockholders through meaningful stock ownership. Continuing directors are granted shares of the Company’s common stock on an annual basis, constituting a substantial portion of their compensation, and such shares are required to be held until the director is no longer a member of the Board. To further enhance alignment, our director stock ownership guidelines require directors with four or more years of tenure to own shares with a value equivalent to five times the annual stipend, or $480,000. All of our non-management directors with at least four years of service own shares in excess of the required amount, holding shares worth between [__] and [__] times their ownership guideline requirements as of April 17, 2025.

For 2024, our directors were compensated in accordance with the following table:

Compensation Element

Annual Stipend	$96,000, paid in four equal quarterly payments of $24,000

Annual Equity Grant	Shares of the Company’s common stock representing $200,000, issued on the date of the Company’s Annual Meeting

Annual Stipend for Audit and Compensation Committee Members	$5,500

Annual Committee Chair Fee	$38,500 for each of the Audit and Compensation Committees

Board Meeting Fee	$2,000 for each meeting attended

Audit and Compensation Committee Meeting Fee	$1,500 for each substantive meeting attended

Stock Retention Guidelines	Each director is to hold Annual Equity Grant shares until such time he or she is no longer serving as a member of the Company’s Board

Stock Ownership Guidelines	Each director, within four years of becoming a director, is required to own an amount of the Company’s common stock equal to five times the Annual Stipend

Throughout 2024, the Company also maintained the Deferred Compensation Plan for Directors pursuant to which directors are able to elect to defer all or a portion of their retainer and/or meeting fees for such year. All amounts deferred into the plan are credited for earnings and losses based on deemed investment in one or more funds, as selected by the eligible director participant among the options determined by the

2025 Proxy Statement	77

EXECUTIVE COMPENSATION

Company. At the time of the deferral election, amounts may be deferred until the earlier of (i) a specified time in the future or (ii) the director’s separation from service with the Board of Directors. The Company will pay the deferred amounts, at the election of the director made at the time of deferral, either in a lump sum or in no more than five annual installments beginning on the date specified for payment or on the date of the director’s separation from service with the Board of Directors. Upon the death of a director, the director’s deferred account balance will be distributed within 60 days following death.

The following table shows for the year ended December 31, 2024, information concerning the compensation of directors who are not named in the Summary Compensation Table:

2024 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Christopher L. Augostini	164,500	200,067	364,567

Ronald E. Blaylock	115,500	200,067	315,567

Mary C. Farrell	155,500	200,067	355,567

María Luisa Ferré	123,000	200,067	323,067

Maríe A. Mattson	66,500	200,067	266,567

Daniel L. Mosley	117,000	200,067	317,067

Mark L. Shapiro	126,000	200,067	326,067

Jonathan Talisman	126,000	200,067	326,067

(1)	Represents the fair value of 3,801 shares of the Company’s common stock on June 11, 2024, the date of grant ($52.635 per share) as reported on the NYSE.

CEO Pay Ratio

For 2024, Mr. Rob Berkley had total compensation, as reported in the Summary Compensation Table on pages 69-70, of $17,371,233. Of this amount, 47% was long-term and 93% was performance-based and at risk. Our median employee is an underwriter based in the southeastern United States and had estimated total compensation of $130,099. Accordingly, the CEO pay ratio is 134 times that of the median employee. The annual total compensation of the median employee for 2024 was calculated using the same elements as those for the “Total Compensation” shown for our CEO in the Summary Compensation Table on pages 69-70.

The median employee was identified from a listing of active employees, excluding the CEO, as of December 31, 2023, using the sum of base salary or wages, bonuses and commissions, to the extent applicable, for each employee. Our original median employee identified for the 2023 pay ratio disclosure is no longer employed by the Company. Accordingly, as permitted under SEC rules, for purposes of our 2024 pay ratio disclosure we have substituted a new median employee with compensation substantially similar to the compensation of the original median employee based on the compensation measure used to select the original median employee in 2023. We determined that, as of December 31, 2023, we had approximately 8,316 employees. These employees were located primarily in the United States and the United Kingdom.

78	W. R. Berkley Corporation

EXECUTIVE COMPENSATION

For purposes of calculating our median employee compensation, we excluded 203 individuals located in Argentina, 117 located in Brazil, 69 located in Colombia, 15 located in Uruguay and 11 located in China. As a result of this de minimis exemption, our employee population for purposes of calculating our median employee compensation was reduced to approximately 7,901. Compensation of employees paid in currencies other than the U.S. dollar was converted to dollars using exchange rates from Friday, December 29, 2023. This process identified one employee.

The Company believes that employee compensation is a critical tool in incentivizing behavior that supports the successful execution of our corporate goals. Consistent with our executive compensation philosophy, our employee compensation philosophy is focused on providing an attractive, flexible and market competitive program tied to long-term performance and aligned with the interests of our stockholders. (See Executive Compensation Objectives, Philosophy, and Design on pages 47-48 and Executive Compensation Policies and Practices on page 45.)

2025 Proxy Statement	79

EXECUTIVE COMPENSATION

Pay Versus Performance

Our Pay Versus Performance disclosure has been prepared in accordance with Item 402(v) of
Regulation S-K.
The “Compensation Actually Paid” (“CAP”) values shown in the required table below are calculated in accordance with SEC rules and do not reflect the actual amount of compensation realized during the applicable year by our Principal Executive Officer (“PEO”) and our other
Non-PEO
Named Executive Officers (“Other NEOs”) or how we evaluate compensation decisions in light of Company or individual performance. For information on our executive compensation objectives, philosophy and design, please refer to our Compensation Discussion and Analysis beginning on page 43.
Pay Versus Performance Table
The following tables and related disclosures provide information about the total compensation of our PEO and our Other NEOs as presented in the Summary Compensation Table on pages 69-70, the “CAP” to our PEO and our Other NEOs, as calculated in accordance with SEC rules, certain financial performance measures, and the relationship of the CAP to those financial performance measures.

Year (a)	Summary Compensation Total for PEO ($) (b) (1)	Compensation Actually Paid to PEO ($) (c) (3)	Average Summary Compensation Table Total For Other NEOs ($) (d) (2)	Average Compensation Actually Paid to Other NEOs ($) (e) (3)	Value of Initial Fixed $100 Investment Based on:		Net Income (in $M) ($) (h) (6)	ROE (%) (i) (7)
					Total Shareholder Return ($) (f) (4)	Peer Group Total Shareholder Return ($) (g) (5)

2024	17,371,233	22,119,507	6,604,224	8,301,962	210.70	181.84	1,756	23.60

2023	16,813,566	16,025,122	6,491,350	6,209,186	165.66	144.66	1,381	20.50

2022	16,706,862	22,607,003	6,358,409	8,465,219	165.25	135.10	1,381	20.80

2021	14,147,305	18,033,553	5,466,938	6,846,425	123.39	116.45	1,022	16.20

2020	9,982,728	9,120,114	4,039,710	3,714,259	96.86	101.07	531	8.70

(1)
This column reflects the amounts reported in the “Total” column of the Summary Compensation Table for our PEO, Mr. Rob Berkley, for each of the years presented, which include amounts representing (i) the maximum potential values of the performance-based RSU awards, and (ii) amounts contingently earned during 2024 from LTIP awards granted prior to 2025.

(2)
This column reflects the average of the respective amounts reported in the “Total” column of the Summary Compensation Table for our Other NEOs, Messrs. Wm. Berkley, Baio, Shiel and Welt in 2024 and Messrs. Wm. Berkley, Baio, Shiel and Ms. Sgaglione in years 2020 to 2023, which include amounts representing (i) the maximum potential values of the performance-based RSU awards, and (ii) amounts contingently earned during 2024 from LTIP awards granted prior to 2025.

(3)
“Compensation Actually Paid” and “Average Compensation Actually Paid” as set forth in the respective columns is calculated in accordance with rules prescribed by the SEC and does not reflect the actual amounts realized or that may be realized by the PEO or the Other NEOs, as applicable. The amounts set forth may be more or less than the amount actually realized by the PEO or the Other NEOs based upon, among other things, whether the Company achieves certain performance goals with respect to performance-based RSUs and LTIP awards and the value of our common stock underlying mandatorily deferred performance-based RSUs. Furthermore, all of the stock awards included in the above table are performance-based RSUs. Performance-based RSUs are earned over a five-year period. In addition, the issuance of vested shares underlying performance-based RSUs are mandatorily deferred until separation from service
(except for shares withheld to pay certain taxes). To promote long-term alignment with our stockholders, our executives have no ability to monetize their vested shares prior to their separation from the Company
. Accordingly, the potential value of the mandatorily deferred RSUs that the executive realizes remains at risk to a decline in the value of the Company’s stock.

80	W. R. Berkley Corporation

EXECUTIVE COMPENSATION

The amounts deducted or added in calculating the equity award adjustments required under the rules prescribed by the SEC are as set forth in the following table. For the periods covered, no individual awards were granted and vested in the same year, no individual awards were forfeited, and no dividends or other earnings were paid on unvested awards. The Company does not have any pension benefits.

	2024

	PEO ($)	Average Other NEOs ($)

Total Compensation as reported in Summary Compensation Table (SCT Total)	17,371,233	6,604,224

Adjustments for stock awards

(Deduct): Aggregate value for stock awards included in SCT Total for the covered fiscal year	-3,850,044	-1,265,003

Add: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end

Add (Deduct): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	3,901,411	1,281,881

Add: Fair value at year end of awards granted during the covered fiscal year that vested during the covered fiscal year end	3,420,008	1,222,688

Add (Deduct): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	—	—

(Deduct): Fair value of awards granted in any prior fiscal year that failed to vest during the covered fiscal year	1,276,899	458,172

Total Adjustments	4,748,274	1,697,738

Compensation Actually Paid (CAP)	22,119,507	8,301,962

(4)
Assumes $100 invested in our common stock on December 31, 2019, the last trading day before the start of 2020, through the last trading day for the applicable year in the table, including reinvestment of dividends.

(5)
Assumes $100 invested in the peer group identified on page 54, on December 31, 2019, the last trading day before the start of 2020, through the last trading day for the applicable year in the table, including reinvestment of dividends. The peer group remained constant from 2020-2024, except that in 2021, the Compensation Committee removed The Progressive Corporation from the peer group and added The Allstate Corporation and Kemper Corporation, in 2022 removed Alleghany Corporation after it was acquired on October 19, 2022 and in 2024 added American International Group, Inc.. The peer group TSR is weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated.

(6)	Net income as reported for each year in the Company’s Annual Report on Form 10-K.
(7)
ROE (which represents net income expressed as a percentage of beginning of year common stockholders’ equity) was determined to be the most important financial performance measure for 2024 and therefore was selected as the 2024 “Company-Selected Measure.”

2025 Proxy Statement	81

EXECUTIVE COMPENSATION

Relationship Between CAP and Total Stockholder Return (“TSR”)
The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Other NEOs, and the Company’s TSR over the five most recently completed fiscal years. During this period, CAP has been closely aligned with TSR.

CAP Versus TSR

$25,000
$20,000
$15,000
$10,000
$5,000
$0
CAP ($Thousands)
250
200
150
100
50
0
TSR
2020
2021
2022
2023
2024
PEO CAP
Other NEOs Average CAP
WRB Cumulative TSR
Peer Group Cumulative TSR

Relationship Between CAP and Net Income
The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Other NEOs, and the Company’s net income to common stockholders over the five most recently completed fiscal years. During this period, CAP has been closely aligned with net income.

82	W. R. Berkley Corporation

EXECUTIVE COMPENSATION

Relationship Between CAP and Return on Beginning Stockholders’ Equity (“ROE”)
The following chart sets forth the relationship between CAP to our PEO, the average of CAP to our Other NEOs, and the Company’s ROE over the five most recently completed fiscal years. During this period, CAP has been closely aligned with ROE.

Most Important Performance Measures
As described in detail in the Compensation Discussion and Analysis on pages 44-65, the Company’s executive compensation program is based on a pay-for
performance philosophy. While the Compensation Committee evaluates the Company’s performance across a number of measures, the primary performance measure considered for the Annual Cash Incentive Plan and performance-based RSUs is ROE, as it provides the most complete picture of the Company’s performance in a given year and across time periods, and is well aligned with stockholder interests. The performance measure for current outstanding LTIP awards is the average annual increase in book value per share, as adjusted, during a five-year performance period.
The following table lists the two financial performance measures that, in the Company’s assessment, represent the most important performance measures used to link CAP to Company performance for 2024.

ROE

Growth in Book Value Per Share, as adjusted

2025 Proxy Statement	83

EXECUTIVE COMPENSATION

Equity Compensation Plan Information

The following table gives information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans and arrangements as of December 31, 2024, including the W. R. Berkley Corporation 2003 Stock Incentive Plan, the W. R. Berkley Corporation 2012 Stock Incentive Plan, as amended, the W. R. Berkley Corporation 2018 Stock Incentive Plan and the W. R. Berkley Corporation Directors Stock Plan. The table also includes information regarding 1,993,377 RSUs awarded in 2003 to officers of the Company and its subsidiaries (as adjusted for subsequent stock splits) under a plan not approved by stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity compensation plans approved by stockholders	21,330,962(1)	—(2)	8,637,874

Equity compensation plans not approved by stockholders	1,993,377(3)	—(2)	—

Total	23,324,339	—(2)	8,637,874

(1)	Represents 5,734,397 unvested RSUs and 15,596,565 vested RSUs that have been mandatorily or voluntarily deferred pursuant to their terms.
(2)	Outstanding securities consist solely of RSUs that become issuable without any cash payment required for such shares.
(3)

Represents RSUs, each of which represents the right to receive one share of common stock following the recipient’s termination of employment with the Company and its subsidiaries. Delivery of shares of common stock to participants in satisfaction of the settlement of RSUs will be satisfied exclusively from treasury shares held by the Company. All of these RSUs vested in full in one installment on April 4, 2008. In the event of a change in control of the Company (as defined in the RSU agreements), the shares of common stock underlying each RSU will be delivered to participants. The following list sets forth the names of the NEOs who received such RSUs on April 4, 2003 and the number of RSUs each individual received (as adjusted for subsequent stock splits): Mr. Rob Berkley — 113,907; Mr. Wm. Berkley — 1,537,736; and Mr. Shiel — 85,433. In addition, an aggregate of 256,301 RSUs were granted to 5 other officers of the Company and its subsidiaries. For additional information, refer to note 22 to the Company’s consolidated financial statements in its Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC.

Equity Award Grant Practices

The Compensation Committee is generally responsible for approving the terms and grant of equity-based awards and other long-term incentive awards to senior executive officers and is generally responsible for administering plan-based equity and incentive compensation awards. We generally aim to avoid granting equity awards, including stock options (or similar awards), in anticipation of the release of material non-public information that is likely to result in changes to the price of our common stock, and we do not time the release of material non-public information based on stock option or other equity award grant dates. We do not currently grant stock options, stock appreciation rights, or similar option-like instruments as part of our equity compensation program. Accordingly, during the last completed fiscal year, we did not grant any stock options (or similar awards) to our NEOs during any period beginning four business days before the filing of any Company periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Company current report on Form 8-K that disclosed material nonpublic information (other than a Company current report on Form 8-K disclosing a material new option award grant under Item 5.02(e) of that form), and ending one business day after the filing or furnishing of such reports. If stock options, stock appreciation rights, or similar option-like instruments were to be granted in the future, the Company would generally aim to avoid granting such options, stock appreciation rights, or similar option-like instruments in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Common Stock.

84	W. R. Berkley Corporation

AUDIT COMMITTEE REPORT

Audit Committee Report

To the Board of Directors of W. R. Berkley Corporation:

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. KPMG LLP, the Company’s independent registered public accounting firm for 2024, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States of America and on the effectiveness of the Company’s internal control over financial reporting.

In this context, the Audit Committee has reviewed and discussed with management and KPMG LLP the audited financial statements for the year ended December 31, 2024 and KPMG LLP’s evaluation of the Company’s internal control over financial reporting. The Audit Committee has discussed with KPMG LLP the matters that are required to be discussed by Auditing Standards No. 1301: Communications with Audit Committees. KPMG LLP has provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accounting firm’s communications with the audit committee concerning independence and the Audit Committee has discussed with KPMG LLP that firm’s independence. The Audit Committee has concluded that KPMG LLP’s provision of audit and non-audit services to the Company and its affiliates are compatible with KPMG LLP’s independence.

Based on the considerations and discussions referred to above, the Audit Committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2023 be included in our Annual Report on Form 10-K for 2024. The Audit Committee has selected, and the Board of Directors has ratified, the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

Audit Committee

Christopher L. Augostini, Chairman

María Luisa Ferré

Marie A. Mattson

Mark L. Shapiro

Jonathan Talisman

April  , 2025

The above report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act,” and together with the Securities Act, the “Acts”), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

2025 Proxy Statement	85

AUDIT AND NON-AUDIT FEES

Audit and Non-Audit Fees

The aggregate amount of the fees billed or expected to be billed by KPMG LLP (“KPMG”) for its professional services provided in 2024 and 2023 were as follows:

Type of Fees	2024	2023

Audit fees(1)	$10,715,425	$10,455,912

Audit-related fees(2)	160,464	118,308

Tax fees(3)	68,141	81,457

All other fees(4)	26,499	48,577

Total fees	$10,970,529	$10,704,254

(1)

Audit fees consist of fees the Company paid to KPMG for professional services for the audit of the Company’s consolidated financial statements included in its Form 10-K and review of financial statements included in its Forms 10-Q, or for services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements and public offerings of securities. KPMG performs an annual audit for many of our insurance company subsidiaries that are each required to file audited financial statements with their respective domiciliary insurance regulator.

(2)	Audit-related fees consist of fees associated with actuarial attestations and the audit of the profit sharing plans.
(3)	Tax fees consist of fees for tax consultations and tax compliance services.
(4)	All other fees consist of fees for other non-audit related services.

Pre-Approval Policies

Consistent with SEC policies regarding auditor independence, the Audit Committee has adopted a policy regarding the pre-approval of services of the Company’s independent auditors. Pursuant to this policy, such services may be generally pre-approved on an annual basis; other services, or services exceeding the pre-approved cost levels, must be specifically pre-approved by the Audit Committee. The Audit Committee may also delegate pre-approval authority to one or more of its members. All of such fees for 2024 were approved by the Audit Committee in accordance with this policy.

86	W. R. Berkley Corporation

PRINCIPAL STOCKHOLDERS

Principal Stockholders and Ownership by Directors, Director Nominee and Executive Officers

The following table sets forth as of April 17, 2025 (except as otherwise noted below) those persons known by the Company to be the beneficial owners of more than 5% of the Company’s common stock:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

William R. Berkley 475 Steamboat Road Greenwich, CT 06830	85,876,314	(1)	—%

The Vanguard Group 100 Vanguard Boulevard Malvern, PA 19355	36,365,397	(2)	—%

BlackRock, Inc. 55 East 52nd Street New York, NY 10055	24,543,250	(3)	—%

(1)

Includes 9,701,648 shares of common stock held by Mr. Wm. Berkley; 67,069,033 shares of common stock held in a limited liability company of which Mr. Wm. Berkley is the controlling member and majority owner; 1,350,000 shares of common stock held by a trust of which Mr. Wm. Berkley acts as the investment advisor; 7,511,309 shares of common stock underlying vested RSUs (the receipt of which has been deferred and over which Mr. Wm. Berkley will have voting power upon settlement); and 204,364 shares held by Mr. Wm. Berkley’s wife, as to which shares he disclaims beneficial ownership. Does not include (a) 39,786 target amount of shares of common stock underlying performance-based RSUs granted in 2020 which vest, to the extent earned, on August 15, 2025; (b) 70,619 target amount of shares of common stock underlying performance-based RSUs granted in 2021 which vest, to the extent earned, in equal amounts on August 15, 2025 and 2026; (c) 79,813 target amount of shares of common stock underlying performance-based RSUs granted in 2022 which vest, to the extent earned, in thirds on August 15, 2025, 2026 and 2027; (d) 83,149 target amount of shares of common stock underlying performance-based RSUs granted in 2023 which vest, to the extent earned, in thirds on August 15, 2026, 2027 and 2028; and (e) 60,607 target amount of shares of common stock underlying performance-based RSUs granted in 2024 which vest, to the extent earned, in thirds on August 15, 2027, 2028 and 2029. The Company has established a grantor trust to hold shares of common stock deliverable upon settlement of vested but mandatorily deferred RSUs (except for shares withheld to pay certain taxes). As of April 17, 2025, the grantor trust owned 17,659,297 shares of common stock. The amount shown for Mr. Wm. Berkley in the table does not include shares held by the grantor trust. However, shares held by the grantor trust may be delivered to Mr. Wm. Berkley upon settlement of his 7,511,309 mandatorily deferred vested RSUs unless shares are issued to Mr. Wm. Berkley by the Company.

(2)

Information as of December 29, 2023 based on a Schedule 13G/A, dated February 13, 2024, filed with the SEC on behalf of The Vanguard Group. The Schedule 13G/A discloses that The Vanguard Group had shared voting power as to 383,037 shares, sole dispositive power as to 35,069,040 shares and shared dispositive power as to 1,296,357 shares. Share amounts have been adjusted for the Company’s 3-for-2 stock split effected on July 10, 2024.

(3)

Information as of December 31, 2023 based on a Schedule 13G/A, dated January 29, 2024, filed with the SEC on behalf of BlackRock, Inc. The Schedule 13G/A discloses that BlackRock, Inc. had sole voting power as to 22,265,188 shares and sole dispositive power as to all 24,543,250 shares. Share amounts have been adjusted for the Company’s 3-for-2 stock split effected on July 10, 2024.

2025 Proxy Statement	87

PRINCIPAL STOCKHOLDERS

The following table sets forth information as of April 17, 2025 regarding ownership by all directors, director nominee and executive officers of the Company, as a group, and each director, director nominee and each executive officer named in the Summary Compensation Table, individually, of the Company’s common stock. Except as described in the footnotes below, all amounts reflected in the table represent shares the beneficial owners of which have sole voting and investment power.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class

All directors, director nominee and executive officers as a group (15 persons)	92,688,970	(1)(2)(3)	23.0%

William R. Berkley	85,876,314	(1)(2)	21.3%

W. Robert Berkley, Jr.	5,792,821	(2)(4)	1.4%

Christopher L. Augostini	103,993		*

Richard M. Baio	[220,197	](2)(5)	*

Ronald E. Blaylock	142,077	(6)	*

Mary C. Farrell	155,107	(7)	*

María Luisa Ferré	53,368		*

Marie A. Mattson	3,801		*

Daniel L. Mosley	9,019		*

Robert A. Rusbuldt	—		*

Mark L. Shapiro	218,179	(8)	*

Lucille T. Sgaglione	[234,273	](2)(9)	*

James G. Shiel	991,065	(2)(10)	*

Jonathan Talisman	28,170		*

Philip S. Welt	[209,086	](2)(11)	*

*	Less than 1%.
(1)

Includes 9,701,648 shares held by Mr. Wm. Berkley; 67,069,033 shares held in a limited liability company of which Mr. Wm. Berkley is the controlling member and majority owner; 1,350,000 shares held by a trust of which Mr. Wm. Berkley acts as the investment advisor; 7,511,309 shares underlying vested RSUs (the receipt of which has been deferred and over which Mr. Wm. Berkley will have voting power upon settlement); and 204,364 shares held by Mr. Wm. Berkley’s wife, as to which shares he disclaims beneficial ownership. Of the 85,876,314 shares, 7,449,507 shares are pledged as security.

(2)

The amounts shown for Messrs. Rob Berkley, Wm. Berkley, Baio, Shiel and Welt and Ms. Sgaglione include the following number of shares underlying vested RSUs for which receipt of the common stock has been mandatorily deferred and over which such executives will have voting power upon settlement: Mr. Rob Berkley – 3,074,067 shares; Mr. Wm. Berkley – 7,511,309 shares; Mr. Baio – 196,168 shares; Mr. Shiel – 631,650 shares; Mr. Welt – 110,808 shares; and Ms. Sgaglione – 225,627 shares. We have established a grantor trust to hold shares deliverable upon settlement of vested but mandatorily deferred RSUs. As of April 17, 2025, the grantor trust owned 17,659,297 shares. The amounts shown for Messrs. Rob Berkley, Wm. Berkley, Baio, Shiel and Welt and Ms. Sgaglione in the table do not include shares held by the grantor trust. However, shares held by the grantor trust may be delivered to Messrs. Rob Berkley, Wm. Berkley, Baio, Shiel and Welt and Ms. Sgaglione upon settlement of their mandatorily deferred vested RSUs unless shares are issued to them by the Company. The amounts shown for Messrs. Rob Berkley, Wm. Berkley, Baio, Shiel and Welt and Ms. Sgaglione do not include shares underlying unvested performance-based RSUs.

88	W. R. Berkley Corporation

PRINCIPAL STOCKHOLDERS

The following are the target share amounts of unvested performance-based RSUs for each individual that are scheduled to vest, to the extent earned:

Name	Unvested Performance- Based RSUs Vesting August 15, 2025	Unvested Performance- Based RSUs Vesting August 15, 2026	Unvested Performance- Based RSUs Vesting August 15, 2027	Unvested Performance- Based RSUs Vesting August 15, 2028	Unvested Performance- Based RSUs Vesting August 15, 2029

W. Robert Berkley, Jr.	101,700	89,630	74,523	47,919	20,203

William R. Berkley	101,700	89,630	74,523	47,919	20,203

Richard M. Baio	14,661	12,805	10,935	7,135	3,175

James G. Shiel	14,661	12,805	7,761	3,960	—

Philip S. Welt	14,661	12,805	10,935	7,135	3,175

Lucille T. Sgaglione	14,661	12,805	7,761	3,960	—

(3)

The amounts shown for all directors and executive officers as a group do not include 17,659,298 shares held by a grantor trust holding shares deliverable upon settlement of vested but mandatorily deferred RSUs. Of the 92,688,970 shares, 7,449,507 shares are pledged as security.

(4)	Includes 1,350,000 shares held by a trust of which Mr. Rob Berkley is a trustee.
(5)	Includes [21,404] shares held in a 401(k) account. *@12/31/2024*
(6)	Of the 142,077 shares, 25,953 shares are held by a trust.
(7)	141,106 of such shares are held by a trust of which Ms. Farrell is a trustee.
(8)	All such shares are held by a trust of which Mr. Shapiro is a trustee.
(9)	Includes [8,646] shares held in an employee stock purchase plan account.
(10)	Of the 991,065 shares, 208,000 shares are held by a trust.
(11)	Includes [23,995] shares held in an employee stock purchase plan account.

The Company knows of no arrangements, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company. Under applicable Insurance Holding Company Acts in various states, a potential owner cannot exercise voting control over an amount in excess of 10% of the Company’s outstanding voting securities without obtaining prior regulatory approval.

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OTHER MATTERS TO COME BEFORE THE MEETING

Other Matters to Come Before the Meeting

Management is not aware of any matters to come before the Annual Meeting other than as set forth above. However, since matters of which management is not now aware may come before the Annual Meeting or any adjournment thereof, the proxies intend to vote, act and consent in accordance with their best judgment with respect thereto.

90	W. R. Berkley Corporation

GENERAL INFORMATION

General Information

Why am I receiving this proxy statement and proxy card?

You have received these proxy materials because our Board of Directors is soliciting your proxy to vote your shares of our common stock at the Annual Meeting. This proxy statement describes issues on which we would like you to vote at the Annual Meeting. This proxy statement and the W. R. Berkley Corporation 2024 Annual Report (the “Annual Report”) also give you information on these issues so that you can make an informed decision.

Our Board of Directors has made this proxy statement, proxy card and Annual Report available to you on the Internet because you own shares of W. R. Berkley Corporation common stock, in addition to delivering printed versions of this proxy statement, proxy card and the Annual Report to certain stockholders by mail.

When you vote by using the Internet, by telephone or, if you received your proxy card by mail, by dating, signing and returning the proxy card, you appoint Richard M. Baio and Philip S. Welt, and either of them, as your representatives at the Annual Meeting. They will vote your shares at the Annual Meeting as you have instructed them. If an issue that is not on the proxy card comes up for vote, they will vote your shares in accordance with their best judgment. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by using the Internet, by telephone or, if you received your proxy card by mail, by dating, signing and returning your proxy card.

Why did I receive a Notice of Internet Availability of Proxy Materials (“Notice”) in the mail instead of a printed set of proxy materials?

The SEC has adopted rules that permit us to furnish our proxy materials over the Internet to our stockholders by delivering a Notice in the mail. We are sending the Notice to certain record stockholders. If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail. Instead, the Notice instructs you on how to access and review this proxy statement and our Annual Report over the Internet. The Notice also instructs you on how you may submit your proxy over the Internet. If you received a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting these materials contained in the Notice. Stockholders who receive a printed set of proxy materials will not receive the Notice, but may still access our proxy materials and submit their proxies over the Internet.

If you received a paper copy of this proxy statement by mail and you wish to receive a Notice for next year’s Annual Meeting either in paper form or electronically via e-mail, you can elect to receive a paper Notice by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the Notice and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources. To manage how you receive materials for future annual meetings, you may elect to receive electronic proxy and Annual Report access or a paper Notice, or you may elect to receive paper delivery of a full set of future proxy materials, by visiting www.proxyvote.com.

2025 Proxy Statement	91

GENERAL INFORMATION

Who is entitled to vote?

Holders of our common stock at the close of business on April 17, 2025 are entitled to vote. We refer to April 17, 2025 as the record date.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be accessible for ten days prior to the meeting on a reasonably accessible electronic network or at our principal place of business, 475 Steamboat Road, Greenwich, Connecticut, between the hours of 9:00 a.m. and 5:00 p.m. as set forth on the notice of the meeting.

How do I vote?

You may vote by using the Internet, by telephone or, if you received a proxy card by mail, by mail as described below. You also may attend the Annual Meeting and vote in person. If you hold shares of our common stock through a bank or broker, please refer to your proxy card, Notice or other information forwarded by your bank or broker to see which voting options are available to you.

If you are a stockholder of record or hold shares through a broker or bank, your vote must be received by 11.59 p.m. Eastern Daylight Time on June 10, 2025 to be counted.

If you are a current or former employee voting shares held under either the W. R. Berkley Corporation Profit Sharing Plan or the W. R. Berkley Corporation Employee Stock Purchase Plan, however, your vote must be received by 11:59 p.m. Eastern Daylight Time on June 6, 2025 to be counted.

➢

You may vote by using the Internet. The address of the website for Internet voting is www.proxyvote.com. Internet voting is available 24 hours a day and seven days a week. Easy to follow instructions allow you to vote your shares and confirm that your instructions have been properly recorded.

➢

You may vote by telephone. The toll-free telephone number is noted on your proxy card. Telephone voting is available 24 hours a day and seven days a week. Easy to follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded.

➢	You may vote by mail. If you received a proxy card by mail and choose to vote by mail, simply mark your proxy card, date and sign it, and return it in the postage-paid envelope.

The method you use to vote will not limit your right to vote at the Annual Meeting if you decide to attend in person. Written ballots will be provided to any stockholder of record as of the record date who wants to vote at the Annual Meeting. However, if you hold your shares in “street name,” you must obtain a proxy, executed in your favor, from the holder of record (such as your bank or broker) to be able to vote in person at the Annual Meeting.

We intend to hold our Annual Meeting in person. In the event circumstances arise such that it is not possible or advisable to hold our Annual Meeting in person, we will announce alternative arrangements for the Annual Meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. Details, if any, will be available on the Events and Presentation tab of our

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GENERAL INFORMATION

corporate website at https://ir.berkley.com/news-and-events/events-and-presentations/default.aspx. As always, we encourage you to vote your shares prior to the Annual Meeting.

What if I change my mind after I return my proxy?

Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may revoke your proxy and change your vote by:

➢	voting again by Internet or telephone before 11.59 p.m. Eastern Daylight Time on June 10, 2025;

➢	sending written notice of revocation to our Secretary at 475 Steamboat Road, Greenwich, Connecticut 06830, provided such notice is received no later than June 10, 2025; or

➢	voting at the Annual Meeting.

If you are a current or former employee voting shares held under either the W. R. Berkley Corporation Profit Sharing Plan or the W. R. Berkley Corporation Employee Stock Purchase Plan, you may change your vote and revoke your proxy by any of the three methods listed if you do so no later than 11:59 p.m. (Eastern Daylight Time) on June 6, 2025.

If you hold shares in street name, you must contact your bank, broker or other nominee for specific instructions on how to change or revoke your vote.

Attendance at the Annual Meeting will not by itself revoke a proxy.

How are the votes counted?

Votes cast by proxy will be tabulated by Broadridge Financial Solutions, Inc. Votes cast in person at the Annual Meeting will be tabulated by the inspectors of election appointed at the Annual Meeting, who will also determine whether a quorum is present.

How many votes do we need to hold the Annual Meeting?

The holders of a majority of our common stock outstanding and entitled to vote who are present either in person or represented by proxy constitute a quorum for the Annual Meeting. The election inspector will treat abstentions and “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted. A “broker non-vote” is when a broker indicates on a proxy that it does not have discretionary authority as to certain shares to vote on a particular matter and has not received instructions from the beneficial owner with respect to that matter.

On what items am I voting?

You are being asked to vote on five items:

➢

the election of four directors nominated by the Board of Directors and named in this proxy statement to hold office, for two of the directors (Mmes. Farrell and Mattson) for a term of three years until the

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GENERAL INFORMATION

Annual Meeting in 2028, for one director (Mr. Blaylock) for a term of two years until the Annual Meeting in 2027, and for one nominee for director (Mr. Rusbuldt) for a term of one year until the Annual Meeting in 2026, in each case until their successors are duly elected and qualified, unless sooner displaced;

➢	a resolution approving an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000;

➢

a resolution approving the compensation of the Company’s named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC, or “say-on-pay” vote, which vote shall be on a non-binding advisory basis;

➢	the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

➢	a stockholder proposal regarding director election resignation governance policy.

How may I vote for the nominees for director, and how many votes must the nominees receive to be elected?

With respect to the election of nominees for director, you may:

➢	vote FOR the election of the four nominees for director;

➢	vote AGAINST the election of the four nominees;

➢	vote FOR one or more of the nominees and vote AGAINST the remaining nominees; or

➢	ABSTAIN from voting for the four nominees.

The election of directors requires the affirmative vote of a majority of the votes cast at the Annual Meeting (i.e., that the number of shares voted “FOR” such director’s election exceeds the number of shares voted “AGAINST” that director’s election). If you abstain from voting, it will have no effect on the vote. If you hold shares of our common stock through a bank or broker, your bank or broker will vote your shares for you if you provide instructions on how to vote the shares. In the absence of instructions, however, banks and brokers do not have the authority to vote your shares for the election of directors. Accordingly, it is important that you provide voting instructions to your bank or broker, so that your shares may be voted in the election of directors. If you do not provide voting instructions to your bank or broker, it will have no effect on the vote.

What happens if an incumbent director nominated for reelection for director is not reelected?

If an incumbent director nominated for reelection is not reelected at the Annual Meeting by the required vote, he or she will remain in office until a successor is duly elected and qualified or until his or her earlier resignation or removal. Our Corporate Governance Guidelines provide that, in the event that an incumbent director is nominated and not reelected, (i) such director shall promptly tender his or her resignation in writing to the Board of Directors, subject to acceptance by the Board of Directors; and (ii) our Nominating

94	W. R. Berkley Corporation

GENERAL INFORMATION

and Corporate Governance Committee shall consider such resignation and recommend to the Board of Directors the action to be taken with respect to such resignation. Within 90 days following certification of the election results, the Board of Directors must act on the tendered resignation. Under our Corporate Governance Guidelines, if the Board of Directors does not accept the resignation, the Board of Directors will publicly disclose its reasons for not accepting the resignation, and the director will continue to serve until his or her successor is duly elected, or his or her earlier resignation or removal. If the Board of Directors accepts the resignation, then the Board of Directors, in its sole discretion, may fill any resulting vacancy in accordance with our By-Laws.

What happens if a nominee is unable to serve if elected?

The persons designated as proxies reserve full discretion to cast votes for other persons in the event any nominee is unable to serve. However, the Board of Directors has no reason to believe that any nominee will be unable to serve if elected. The proxies cannot be voted for a greater number of persons than six nominees.

How may I vote for the approval of an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000, and how many votes must the proposal receive to pass?

With respect to the proposal to approve an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000, you may:

➢	vote FOR the proposal;

➢	vote AGAINST the proposal; or

➢	ABSTAIN from voting on the proposal.

The approval of an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000 must receive the affirmative vote of the holders of a majority of the stock outstanding and entitled to vote at the Annual Meeting to pass. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

If you hold shares of our common stock through a bank or broker, your bank or broker will vote your shares for you if you provide instructions on how to vote the shares. However, unlike one other proposal in this proxy statement, absent instructions from you, banks and brokers do not have the authority to vote your shares with respect to the approval of an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000.

Accordingly, if you want your shares to be voted on the proposal to amend the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000, it is important that you provide voting instructions to your bank or broker. If you do not provide voting instructions to your bank or broker, it will have the same effect as a vote against the proposal.

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GENERAL INFORMATION

How may I vote for the say-on-pay proposal?

With respect to the say-on-pay proposal, you may:

➢	vote FOR the adoption of the resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

➢	vote AGAINST the adoption of the resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers; or

➢	ABSTAIN from voting on the resolution.

The approval of the say-on-pay proposal requires the affirmative vote of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting to pass. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

If you hold shares of our common stock through a bank or broker, your bank or broker will vote your shares for you only if you provide instructions on how to vote the shares. In the absence of instructions, however, banks and brokers do not have the authority to vote your shares on the say-on-pay proposal. If you do not instruct your bank or broker how to vote your shares, it will be treated as not expressing any preference.

Accordingly, if you want your shares to be voted on the say-on-pay proposal, it is important that you provide voting instructions to your bank or broker. If you do not provide voting instructions to your bank or broker, it will have no effect on the vote.

How may I vote for the ratification of the appointment of the Company’s independent registered public accounting firm, and how many votes must the proposal receive to pass?

With respect to the proposal to ratify the appointment of our independent registered public accounting firm, you may:

➢	vote FOR the proposal;

➢	vote AGAINST the proposal; or

➢	ABSTAIN from voting on the proposal.

The ratification of the appointment of our independent registered public accounting firm must receive the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting to pass. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

If you hold shares of our common stock through a bank or broker, your bank or broker will vote your shares for you if you provide instructions on how to vote the shares. However, unlike the other proposals in this proxy statement, absent instructions from you, banks and brokers do have the authority to vote your shares with respect to the ratification and appointment of our independent registered public accounting firm and may do so in their discretion.

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GENERAL INFORMATION

How may I vote for the stockholder proposal regarding director election resignation governance policy, and how many votes must the proposal receive to pass?

With respect to the stockholder proposal regarding director election resignation governance policy, you may:

➢	vote FOR the proposal;

➢	vote AGAINST the proposal; or

➢	ABSTAIN from voting on the proposal.

The approval of stockholder proposal regarding director election resignation governance policy requires the affirmative vote of the holders of a majority of the stock having voting power present in person or represented by proxy at the Annual Meeting to pass. If you abstain from voting on the proposal, it will have the same effect as a vote against the proposal.

If you hold shares of our common stock through a bank or broker, your bank or broker will vote your shares for you if you provide instructions on how to vote the shares. However, unlike one other proposal in this proxy statement, absent instructions from you, banks and brokers do not have the authority to vote your shares with respect to the approval of the stockholder proposal regarding director election resignation governance policy. If you do not instruct your bank or broker how to vote your shares, it will be treated as not expressing any preference.

Accordingly, if you want your shares to be voted on the stockholder proposal regarding director election resignation governance policy, it is important that you provide voting instructions to your bank or broker. If you do not provide voting instructions to your bank or broker, it will have no effect on the vote.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends a vote:

➢	FOR all four director nominees;

➢	FOR the approval of an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000;

➢	FOR the resolution approving, on a non-binding advisory basis, the compensation of the Company’s named executive officers;

➢	FOR the ratification of the appointment of our independent registered public accounting firm; and

➢	AGAINST the stockholder proposal regarding director election resignation governance policy.

What happens if I sign and return my proxy card but do not provide voting instructions?

If you hold shares registered in your own name, and not through a bank or broker, and you return a signed card but do not provide voting instructions, your shares will be voted FOR all four director nominees, FOR

2025 Proxy Statement	97

GENERAL INFORMATION

the approval of an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000, FOR the resolution approving the compensation of the Company’s named executive officers on a non-binding advisory basis, FOR the ratification of the appointment of our independent registered public accounting firm, and AGAINST the stockholder proposal regarding director election resignation governance policy.

Will my shares be voted if I do not vote?

If you own shares of our common stock and you do not vote (either in person at the Annual Meeting, by using the Internet, by telephone or, if you received a proxy card by mail, by signing and returning your proxy card by mail), or if you own shares through a bank or broker and do not provide voting instructions, then your shares will not be voted and will not count in deciding any matter, except that your bank or broker may vote your shares on the ratification of the appointment of our independent registered public accounting firm.

The election of directors, the approval of an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000, the say-on-pay proposal and the stockholder proposal are not considered routine matters under NYSE rules relating to voting by banks and brokers. Accordingly, if a bank or brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to these proposals, the bank or brokerage firm cannot vote the shares on that matter. Abstentions and broker non-votes will not be included in vote totals and will not affect the outcome of the vote for election of directors. Regarding the approval of an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000, the say-on-pay proposal, the ratification of the appointment of the Company’s independent registered public accounting firm and the stockholder proposal, abstentions will have the same effect as a vote “Against”. With respect to approval of an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000, broker non-votes will have the same effect as a vote “Against”. With respect to the say-on-pay proposal and the stockholder proposal, broker non-votes will have no effect.

We encourage you to provide instructions to your bank or brokerage firm by voting your proxy. This action ensures your shares will be voted at the meeting in accordance with your wishes.

What do I need to show to attend the Annual Meeting in person?

You will need proof of your share ownership (such as a recent brokerage statement or letter from your broker showing that you owned shares of our common stock as of the close of business on April 17, 2025) and a valid form of photo identification. If you do not have proof of ownership and valid photo identification, you may not be admitted to the Annual Meeting. We may also impose additional procedures or limitations on Annual Meeting attendees, such as requesting proof of vaccination, masking or rapid testing.

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GENERAL INFORMATION

Who pays for the solicitation of proxies and how are they solicited?

Proxies are being solicited on behalf of our Board of Directors. The expense of the solicitation of the proxies on behalf of the Board of Directors will be paid by the Company. We have engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies from stockholders for a fee estimated at $9,500, plus expenses. In addition to the use of the mails, proxies may be solicited in person or by mail, telephone, facsimile or electronic transmission by our employees without additional compensation, as well as by Okapi employees. We will reimburse banks, brokers and other custodians, nominees and fiduciaries for their direct costs in sending the proxy materials, including the Notice, to the beneficial owners of our common stock.

2025 Proxy Statement	99

OUTSTANDING STOCK AND VOTING RIGHTS

Outstanding Stock and Voting Rights

Only stockholders of record at the close of business on April 17, 2025 are entitled to receive notice of and to vote at the Annual Meeting. The number of shares of our common stock outstanding and entitled to vote on that date was      shares of common stock. Each such share is entitled to one vote. At April 17, 2025, our executive officers and directors owned or controlled approximately   % of our outstanding common stock. Information as to persons beneficially owning 5% or more of the common stock may be found under the heading “Principal Stockholders” above.

If a submitted proxy (other than a broker non-vote) does not specify a vote for or against a proposal, the persons named therein will vote “FOR” the election of the four director nominees listed above, “FOR” the approval of an amendment to the Company’s restated certificate of incorporation to increase the authorized number of shares of common stock from 1,250,000,000 to 1,875,000,000, “FOR” the resolution approving the compensation of the Company’s named executive officers on a non-binding advisory basis, “FOR” the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and “AGAINST” the stockholder proposal regarding director election resignation governance policy.

As of the date hereof, the Board of Directors knows of no other business that will be presented for consideration at the Annual Meeting. If other business shall properly come before the Annual Meeting, the persons named in the proxy will vote according to their best judgment.

100	W. R. Berkley Corporation

STOCKHOLDER NOMINATIONS FOR BOARD MEMBERSHIP AND OTHER PROPOSALS

Stockholder Nominations for Board Membership and Other Proposals

It is anticipated that the next Annual Meeting after the one scheduled for June 11, 2025 will be held on or about June 3, 2026. The Company’s By-Laws require that, for nominations of directors or other business to be properly brought before an Annual Meeting, written notice of such nomination or proposal for other business must be furnished to the Company. Such notice must contain certain information concerning the nominating or proposing stockholder and information concerning the nominee and must be furnished by the stockholder (who must be entitled to vote at the meeting) to the Secretary of the Company. In the case of the Annual Meeting to be held in 2026, such notice must be furnished no earlier than February 11, 2026 and no later than March 13, 2026. A nomination or other business will not be considered if it does not comply with these notice procedures and the additional requirements set forth in our By-Laws, including, as appropriate, those set forth in Rule 14a-19 of the Securities Exchange Act of 1934. A copy of the applicable provisions of the By-Laws may be obtained by any stockholder, without charge, upon written request to the Secretary of the Company at the address set forth below.

Since, except for the stockholder proposal regarding director election resignation governance policy, the Company did not receive notice of any other stockholder proposal for the 2025 Annual Meeting, the named proxies will have discretionary authority to vote on any other stockholder proposals presented at such meeting.

In addition to the foregoing, and in accordance with the rules of the SEC, in order for a stockholder proposal, relating to a proper subject, to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Annual Meeting to be held in 2026, such proposal must be addressed to and received by the Secretary of the Company by December 26, 2025 in the form required under and subject to the other requirements of the applicable rules of the SEC. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

The Company’s (i) Annual Report on Form 10-K for the year ended December 31, 2024; (ii) Corporate Governance Guidelines; (iii) Code of Ethics and Business Conduct; (iv) Statement of Business Ethics for the Board of Directors; (v) Code of Ethics for Senior Financial Officers; (vi) Audit Committee Charter; (vii) Compensation Committee Charter; and (viii) Nominating and Corporate Governance Committee Charter are available on our website at www.berkley.com and are also available without charge to any stockholder of the Company who requests a copy in writing. Requests for copies of any or all of these documents should be directed to the Secretary, W. R. Berkley Corporation, 475 Steamboat Road, Greenwich, Connecticut 06830.

By Order of the Board of Directors,

WILLIAM R. BERKLEY

EXECUTIVE CHAIRMAN

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ANNEX A

Forward-Looking Statements

This proxy statement and those documents incorporated by reference herein may contain certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “potential,” “continued,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of those words or other comparable words. Any forward-looking statements contained or incorporated by reference in this proxy statement, including statements related to our outlook for the industry and for our performance for the year 2025 and beyond, are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. Such forward-looking statements are subject to various risks and uncertainties, including but not limited to:

➢	the cyclical nature of the property casualty insurance industry;

➢	the impact of significant competition including new entrants to the industry;

➢	the long-tail and potentially volatile nature of the insurance and reinsurance business;

➢	product demand and pricing;

➢	claims development and the process of estimating reserves;

➢

investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, real estate, merger arbitrage, energy related and private equity investments;

➢	the effects of emerging claim and coverage issues;

➢	the uncertain nature of damage theories and loss amounts, including claims for cyber security related-risks;

➢	natural and man-made catastrophic losses, including as a result of terrorist activities;

➢	the impact of climate change, which may alter the frequency and increase the severity of catastrophe events;

➢	general economic and market activities, including inflation, interest rates, the impact of tariffs and volatility in the credit and capital markets;

➢

the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response, on our results and financial condition;

➢	cyber security breaches of our information technology systems and the information technology systems of our vendors and other third parties;

➢	the use of artificial intelligence technologies by us or third-parties on which we rely could expose us to technological, security, legal, and other risks;

➢	the risk of future pandemics, as well as continuing effects of the COVID-19 pandemic;

2025 Proxy Statement	A-1

ANNEX A

➢	foreign currency and political risks relating to our international operations;

➢	our ability to attract and retain key personnel and qualified employees;

➢	continued availability of capital and financing;

➢	the success of our new ventures or acquisitions and the availability of other opportunities;

➢	the availability of reinsurance;

➢	our retention under the Terrorism Risk Insurance Program Reauthorization Act of 2019;

➢	the ability or willingness of our reinsurers to pay reinsurance recoverables owed to us;

➢	other legislative and regulatory developments, including those related to business practices in the insurance industry;

➢	credit risk relating to our policyholders, independent agents and brokers;

➢	changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies;

➢	the availability of dividends from our insurance company subsidiaries;

➢	the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and

➢	other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2024 and from time to time in our other filings with the SEC.

We describe some of these risks and uncertainties in greater detail under the caption “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024. These risks and uncertainties could cause our actual results for the year 2025 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Our future financial performance is dependent upon factors discussed elsewhere in this proxy statement and the documents incorporated by reference herein. Forward-looking statements speak only as of the date on which they are made.

A-2	W. R. Berkley Corporation